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UNITED STATES

SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6352

ING Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code:    1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	June 1, 2013 to November 30, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

November 30, 2013

Classes A, B, C, I, O, R, R6 and W

Domestic Equity and Income Fund

■ ING Core Equity Research Fund

Domestic Equity and Growth Funds

■ ING Corporate Leaders 100 Fund

■ ING Large Cap Growth Fund

■ ING Small Company Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President's Letter	1
Market Perspective	2
Portfolio Managers' Reports	4
Shareholder Expense Examples	8
Statements of Assets and Liabilities	10
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	19
Summary Portfolios of Investments	33
Shareholder Meeting Information	43
Additional Information	44

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds' website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.inginvestment.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds' Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT'S LETTER

Taking the longer view

Dear Shareholder,

In my letters to you I've long advocated global diversification. As 2013 comes to a close, it's fair to ask whether this view should be tempered given the strong performance of U.S. assets this year. It's true that U.S. equities were the world's performance leaders in 2013; certain U.S. debt assets, most notably high yield corporate bonds and senior secured loans, also performed very well. Such results make it tempting to narrow one's strategy to the top-performing markets or asset classes — in effect only buying "the assets that go up."

As the disclaimer says, however, past performance is no guarantee of future results. No one knows whether last year's patterns will persist in 2014, or whether a new center of market leadership will emerge. Investment opportunities arise from economic activity, a dynamic process with unforeseen twists and turns. For example, what might happen to the U.S. economy now that the Federal Reserve has begun to trim its bond purchases? Can the emerging markets overcome the challenge of a diminishing supply of U.S. liquidity? Will Europe continue on its path to recovery? Will Japan's fiscal reforms lead to stronger earnings growth for Japanese corporations? A lot of intellectual energy is expended framing and answering such questions; at best, we can only define a range of possible outcomes — we can't know what will happen.

Therefore, I maintain that the best approach is a well-diversified one. Stick to your long-term discipline — cast your net as far and wide as possible, and don't risk your long-term goals against shorter-term trends. Review your portfolio with an eye toward adjustments that focus more on your goals and thoroughly discuss any contemplated changes with your financial advisor before taking action.

Earlier this year, ING U.S. announced plans to rebrand as Voya Financial at some point following its initial public offering, which occurred in May 2013. The actual rebranding of the various businesses that comprise ING U.S. — Retirement Solutions, Investment Management and Insurance Solutions — will occur in stages, with ING U.S. Investment Management among the first to rebrand.1 As of May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management. Though the rebranding will affect product and legal entity names, there will be no disruption in service or product delivery to our clients. As always, we remain committed to delivering unmatched client service with a focus on sustainable long-term investment results, to help investors meet their long-term goals with confidence.

Best wishes for a healthy and prosperous New Year. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
December 20, 2013

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1  Please see the "Additional Information" section regarding rebranding details on page 44.

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2013

As our new fiscal year commenced, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends ("the Index") had already surged 14.47% in 2013. But there was plenty of skepticism. Stock markets were only rising, it was argued, because of central banks' ultra-loose monetary policy. This kept interest rates so low that many investors who would normally favor fixed income investments had turned to stocks. Others countered that interest rates might be low, but they would stay that way into the medium term. So capital values should be fairly safe and inflation isn't an issue. Such arguments would be tested in the months through November, by which point the Index had added another 10.28%. (The Index returned 11.59% for the six-months ended November 30, 2013, measured in U.S. dollars.)

In the U.S., with sentiment cushioned by the Federal Reserve's $85 billion of monthly Treasury and mortgage-backed securities purchases, investors continued to puzzle at an economic recovery that was undeniable but unimpressive.

And any illusions about the ultimate source of investor confidence in this environment were shattered on May 22 and again on June 19, when Federal Reserve Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing, perhaps sooner than expected. He tried to make the point that the "tapering" of bond purchases by the Federal Reserve would be a reason for markets to feel upbeat, as it would only happen when conditions had substantially improved. In the meantime don't worry unduly.

Markets didn't buy it. Bond yields soared and by June 24 the Index had given back 8% from its May 21 peak. This led nervous central bankers the world over, in the last days of June, to assure all who would listen that easy money was here for a long time.

Soothed by these and later words of comfort in July, investors drove the Index to a high for the year on August 2, only to retreat 4% by month-end as sentiment was further dampened by the threat of military engagement in the Middle East. It was only a pause. On September 18 the Federal Reserve was expected to announce the imminent tapering of its bond purchases. Perhaps investors were becoming reconciled to it because by the time Chairman Bernanke started his address, Middle East tensions having eased, the Index was again at a new high. It received another boost when he surprised the world by saying that purchases would be maintained at present levels.

The next jolt to investor sentiment was Congressional gridlock, which shut the government down and threatened a debt ceiling crisis of the type that hit markets so hard in 2011. A deal to postpone the day of reckoning for a few months was reached on October 16. Markets quickly regained their poise and November ended with the Index barely off its best level for 2013, with the economic recovery possibly still not convincing enough to induce the Federal Reserve into an early tapering.

Gross Domestic Product ("GDP") grew at 2.8% (annualized) in the third quarter, but 0.8% of that was inventory build-up. Unemployment edged down to 7.3%, but until the November employment report job creation had been sluggish: there were fewer people employed in October 2013 than there were in October 2008.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index ("Barclays Aggregate") of investment grade bonds fell 0.56% in the six months through November, despite a late bounce, as the anticipated end to quantitative easing undermined longer-dated issues. Sub-indices with the shortest durations held on to tiny positive returns, but the Barclays Long Term U.S. Treasury sub-index dropped 6.44%. The Barclays U.S. Corporate Investment Grade Bond sub-index lost 0.71%. However the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 2.61%.

U.S. equities, represented by the S&P 500® Index including dividends, rose 11.91%, fractionally off its November 27 record closing high. The consumer discretionary sector did best with a gain of 17.74%, followed by industrials 17.10%. The worst performers were the utilities sector 3.02% and telecommunications 3.05%. Operating earnings per share for S&P 500® companies were on pace to set another record in the third quarter of 2013, with the share of profits in national income historically high.

In currencies the dollar fell 4.36% against the euro during the six months and 7.15% against the pound on better economic news from Europe, especially the U.K. But the dollar gained 1.98% on the yen in the face of the new Japanese government's aggressive monetary easing.

In international markets, the MSCI Japan® Index rose 11.65% during the first half of the fiscal year. Encouragingly GDP grew for three quarters in a row, albeit at declining rates. Consumer prices excluding fresh food and energy stopped falling year over year for the first time since 2008. The MSCI Europe ex UK® Index advanced 10.29%. The euro zone finally recorded quarterly GDP growth of 0.3% after six straight quarterly declines, but could only follow it up with a wafer-thin gain of 0.1%. The closely watched composite purchasing managers' index registered expansion from July after 17 months of contraction. But there was still much to do, with unemployment at 12.1%, near an all-time high. The MSCI UK® Index added just 2.78%, held back by heavily weighted laggards especially in banking, energy and staples like HSBC, Royal Dutch Shell and British American Tobacco, respectively. GDP in the third quarter of 2013 grew an improved 0.8% and unemployment continued to fall. But concerns remained about a housing bubble and consumer prices rising faster than wages.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund's performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long Term U.S. Treasury Index

The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index

The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Growth Index

An unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.

Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

ING CORE EQUITY RESEARCH FUND

PORTFOLIO MANAGERS' REPORT

ING Core Equity Research Fund (the "Fund" or "Core Equity Research") seeks long-term growth of capital and income. The Fund is managed by Christopher F. Corapi and Michael Pytosh, Portfolio Managers, of ING Investment Management Co. LLC ("ING IM") — the Sub-Adviser.

Performance: For the six months ended November 30, 2013, the Fund's Class A shares, excluding sales charges, provided a total return of 13.25% compared to the S&P 500® Index, which returned 11.91% for the same period.

Portfolio Specifics: The Fund outperformed the S&P 500® Index during the period due strong stock selection, primarily within the consumer discretionary and financials sectors. By contrast, unfavorable stock selection within the materials and consumer staples sector modestly detracted from performance.

The main individual contributors to performance were Best Buy Co. ("Best Buy"), Inc. and Cognizant Technology Solutions Corporation ("Cognizant").

The Fund's overweight position in consumer electronics company Best Buy contributed positively to performance during the period. Against a backdrop of concern about weakness in consumer spending, the company reported solid second-quarter results that were strong across the board. In particular, investors were pleased to see better-than-expected progress on gross margin improvement.

The Fund's overweight position in information technology company Cognizant contributed positively to performance. Shares of Cognizant outperformed during the period as developments in the U.S. Congress on proposed immigration reform bill(s) eased investor concerns about the potential negative impact to Cognizant's revenues and profits. In addition, the company delivered strong quarterly results in early August 2013 and again in November 2013.

Key detractors from performance were Amazon.com, Inc. ("Amazon.com") and Entergy Corporation ("Entergy").

Within the consumer discretionary sector, not owning benchmark stock Amazon.com detracted from performance. The company reported strong quarterly results in October and saw a sequential acceleration in its gross profit growth, in addition to stabilizing unit growth, which served to drive earnings-multiple expansion in the stock.

Within the utilities sector, an overweight position in Entergy, an integrated company engaged primarily in electric power production, detracted value. The stock's underperformance relates to a combination of factors including weak earnings results and guidance driven by mild summer weather, continued depressed power prices across much of the country, and an unexpected delay in the company's proposed spin-off of transmission assets with ITC Holdings. Furthermore, investors' fears regarding the tapering of the Federal ReserveBoard's (the "Fed") bond purchases and the potential for higher interest rates hit higher-yielding utility companies such as Entergy to a greater extent than its peers.

Current Strategy and Outlook: We believe global economic expansion is marching forward at a modest, almost fitful pace, but is indeed marching forward. Only four years removed from the deepest economic downturn since the Great Depression, the global economy has surged to an all-time record; total global output has nearly doubled over the past decade, from $37 trillion to $73 trillion projected for year-end 2013,1 with nearly one-third of that coming since 2007. And this rising tide truly has lifted all boats; while the post-crisis expansion was led by the emerging and frontier markets, it has recently expanded to include a greater number of developed economies as well. While risks and uncertainties remain, global investors have found numerous opportunities in recent years, which in our view, could persist in 2014.

We adhere to our investment process, and have been taking advantage of market volatility to add to existing positions during corrections or initiate new positions. Currently the Fund is overweight in the consumer staples, financials and industrials sector and underweight in the s consumer discretionary sector.

Sector Diversification
as of November 30, 2013
(as a percentage of net assets)

Information Technology	17.2%
Financials	16.3%
Industrials	12.5%
Consumer Discretionary	11.6%
Health Care	11.0%
Consumer Staples	10.6%
Energy	10.3%
Materials	3.2%
Utilities	2.5%
Telecommunication Services	2.3%
Assets in Excess of Other Liabilities*	2.5%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of November 30, 2013*
(as a percentage of net assets)

Apple, Inc.	4.0%
Johnson & Johnson	2.9%
Google, Inc. - Class A	2.8%
Verizon Communications, Inc.	2.3%
JPMorgan Chase & Co.	2.2%
Bank of America Corp.	2.1%
Oracle Corp.	2.0%
Citigroup, Inc.	2.0%
Boeing Co.	2.0%
Prudential Financial, Inc.	1.9%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

(1)  World Economic Output Database, International Monetary Fund, October 2013.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING CORPORATE LEADERS 100 FUND

PORTFOLIO MANAGERS' REPORT

ING Corporate Leaders 100 Fund (the ''Fund'' or "Corporate Leaders 100") seeks to outperform the S&P 500® Index. Under normal market conditions, the Fund invests primarily in equity securities of issuers listed on the S&P 100 Index. The Fund is managed by Vincent Costa, Portfolio Manager, of ING Investment Management Co. LLC ("ING IM") — the Sub-Adviser.

Performance: For the six months ended November 30, 2013, the Fund's Class A shares, excluding sales charges, provided a total return of 11.87% compared to the S&P 500® Index, which returned 11.91% for the same period.

Portfolio Specifics: The Fund's investment strategy follows a strict quantitative approach. It starts by holding equal-weighted positions in the stocks of the S&P 100 at the beginning of each calendar quarter (implying that each holding represents approximately 1% of the portfolio). During the quarter, if the value of a security rises by more than 50%, the position size immediately is reduced to 1%, and if the value of a security falls more than 30%, the position is eliminated. The portfolio is rebalanced quarterly in order to realign the Fund's holdings to the initial 1% weightings.

During the reporting period, this strategy worked in the Fund's favor relative to the S&P 500® Index, particularly within the industrials, energy and consumer staples sectors. These contributions were partially offset by negative performance in the information technology and health care sectors. In terms of individual holdings, top relative contributors included overweight positions in FedEx Corporation and Lockheed Martin Corporation. Top relative detractors included an underweight position in Apple, Inc. as well as an overweight position in Exelon Corporation.

Outlook and Current Strategy: We believe global economic expansion is marching forward at a modest, almost fitful pace, but is indeed marching forward. Only four years removed from the deepest economic downturn since the Great Depression, the global economy has surged to an all-time record; total global output has nearly doubled over the past decade, from $37 trillion to $73 trillion projected for year-end 2013,1 with nearly one-third of that coming since 2007. And this rising tide truly has lifted all boats; while the post-crisis expansion was led by the emerging and frontier markets, it has recently expanded to include a greater number of developed economies as well. While risks and uncertainties remain, global investors have found numerous opportunities in recent years, which in our view, could persist in 2014.

Sector Diversification
as of November 30, 2013
(as a percentage of net assets)

Financials	14.6%
Information Technology	14.4%
Industrials	13.8%
Consumer Discretionary	12.4%
Health Care	11.7%
Consumer Staples	10.7%
Energy	10.2%
Materials	3.8%
Utilities	2.7%
Telecommunication Services	1.9%
Assets in Excess of Other Liabilities*	3.8%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of November 30, 2013*
(as a percentage of net assets)

Hewlett-Packard Co.	1.2%
Amazon.com, Inc.	1.1%
FedEx Corp.	1.1%
Google, Inc. - Class A	1.1%
Gilead Sciences, Inc.	1.1%
CVS Caremark Corp.	1.0%
Morgan Stanley	1.0%
Abbott Laboratories	1.0%
Apple, Inc.	1.0%
Microsoft Corp.	1.0%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

(1)  World Economic Output Database, International Monetary Fund, October 2013.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING LARGE CAP GROWTH FUND

PORTFOLIO MANAGERS' REPORT

ING Large Cap Growth Fund (the ''Fund'' or "Large Cap Growth") seeks long-term capital growth. The Fund is managed by Jeff Bianchi, Christopher F. Corapi and Michael Pytosh, Portfolio Managers, of ING Investment Management Co. LLC ("ING IM") — the Sub-Adviser.

Performance: For the six months ended November 30, 2013, the Fund's Class A shares, excluding sales charges, provided a total return of 13.01% compared to the Russell 1000® Growth Index (the "Index"), which returned 13.89% for the same period.

Portfolio Specifics: The Fund underperformed the Index for the reporting period due to detractions from stock selection, which offset the positive effects of sector allocation. Stock selection was particularly negative in the information technology and consumer discretionary sectors. In contrast, strong stock selection made strong contributions to relative results in the health care and financials sectors.

McKesson Corporation ("MCK"), Best Buy Co., Inc. and Gilead Sciences, Inc. were the biggest contributors to performance during the six-month period. The Fund's overweight position in health care company MCK contributed to performance. MCK shares responded to better than expected earnings and the highly accretive acquisition of international pharmacy provider Celesio with a strong gain in October. MCK's base U.S. drug distribution business delivered higher revenue growth, gross margins and earnings thanks to strong brand and generic drug price inflation. MCK's strategy for Celesio focuses on increased drug supply-chain efficiencies, global sourcing capabilities and cost restructurings. The Fund's overweight position in consumer electronics company Best Buy Co. contributed positively to performance. Against a backdrop of concern about weakness in consumer spending, the company reported solid quarterly results that were strong across the board. In particular, investors were pleased to see better-than-expected progress on gross margin improvement. The Fund's overweight position in biopharmaceutical company Gilead Sciences contributed positively to performance. The company presented incremental data from Phase 3 trials on Sofosbuvir, affirming the strength of the program and the company's leadership position in Hepatitis C treatment. Investors are also starting to assign more value to Gilead's oncology pipeline drugs as they receive impressive clinical trial data for Idelalisib in indolent non-Hodgkin's lymphoma and Chronic Lymphocytic Leukemia treatment.

Facebook, Inc. ("Facebook"), Amazon.com, Inc. ("Amazon.com") and EMC Corporation were among the most significant detractors for the period. The Fund's underweight position in Facebook detracted from performance. The stock outperformed the market significantly in July — before we initiated a position in the stock — as it reported second quarter results well above expectations. Investors' views on the company's improved prospects led to upward earnings revisions and earnings multiple expansion. Not owning online retailer Amazon.com detracted from performance. Shares of the stock performed well after the company reported strong third quarter results, particularly as paid unit growth stabilized and gross profit dollar growth reaccelerated. Investors were also encouraged by the outlook for the fourth quarter. The Fund's large overweight in EMC Corporation, a leader in storage solutions, detracted from performance. The company reported weak quarterly results in October, including a 4% revenue shortfall and earnings per share (EPS) that were $0.05 below expectations. Core EMC storage was the reason the company missed its expected earnings, driven by weak U.S. Federal sales and late-in-the-quarter orders, which led to revenue push-out.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve Board (the "Fed") has assured the public that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions. The Fed is committed to maintaining the federal funds rate target near zero until the unemployment rate falls to 6.5% or inflation becomes a concern. The strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record-high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Sector Diversification
as of November 30, 2013
(as a percentage of net assets)

Information Technology	24.7%
Consumer Discretionary	23.0%
Consumer Staples	12.1%
Health Care	12.1%
Industrials	11.5%
Financials	5.7%
Energy	4.4%
Materials	3.6%
Assets in Excess of Other Liabilities*	2.9%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of November 30, 2013
(as a percentage of net assets)

Google, Inc. - Class A	4.7%
Apple, Inc.	4.0%
Gilead Sciences, Inc.	2.9%
Visa, Inc.	2.9%
Oracle Corp.	2.8%
Home Depot, Inc.	2.5%
Comcast Corp. - Class A	2.3%
Starbucks Corp.	2.3%
Monsanto Co.	2.3%
PepsiCo, Inc.	2.3%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING SMALL COMPANY FUND

PORTFOLIO MANAGERS' REPORT

ING Small Company Fund (the "Fund" or "Small Company") seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Fund is managed by Joseph Basset, CFA, Steve Salopek and James Hasso, Portfolio Managers, of ING Investment Management Co. LLC ("ING IM") — the Sub-Adviser.

Performance: For the six months ended November 30, 2013, the Fund's Class A shares, excluding sales charges, provided a total return of 16.05% compared to the Russell 2000® Index (the "Index"), which returned 16.91% for the same period.

Portfolio Specifics: The Fund underperformed the Russell 2000® Index for the period, due mainly to unfavorable stock selection, with a minor detraction from sector allocation. The Fund's cash position was the most significant drag on performance within sector allocation. Stock selection within the software and services, retail and consumer services sectors detracted the most from results. By contrast, strong stock selection was most notable in the consumer durables, industrial materials and capital goods sectors.

The main individual contributors to performance were Carrizo Oil & Gas, Inc. ("Carrizo") and Cooper Tire & Rubber Company ("Cooper').

Within the energy sector, shares of Carrizo outperformed during the period due to relatively positive guidance for 2013 and positive sentiment around production growth expectations over the next couple of years associated with their shift towards liquids. Furthermore, investors have begun to speculate about the company's position in the Utica Shale and what it might be worth.

Shares of Cooper benefited from a takeover offer by a foreign entity. In June, the company agreed to be purchased by India's Apollo Tyres Ltd. for $35 cash per share. Subsequently, we significantly reduced the Fund's position to take advantage of the price increase.

Key detractors from performance were Liquidity Services, Inc. ("Liquidity Services") and Aeropostale, Inc. ("Aeropostale").

Within the software and services sector, an overweight position in Liquidity Services Inc. detracted from performance. Liquidity Services helps government entities and corporations dispose of their surplus assets. The stock underperformed during the period as the company continued to struggle with revenue growth due to a sluggish retail environment, and with hiccups in its recent European acquisition. Furthermore, with some of Liquidity Services' government business currently up for re-bid, there is a risk that the company may lose a government contract. We have been opportunistically selling the Fund's position in the stock.

An overweight position in Aeropostale underperformed during the period. The company pre-announced results that were below expectations for the second quarter and provided guidance for Q3 significantly below expectations. Similar to other teen retailers, Aeropostale was negatively impacted by weak mall traffic and teenagers not buying as much apparel as they had in previous years. Since the announcement, we have been opportunistically selling the Fund's position.

Current Strategy and Outlook: We are cautious about the global macroeconomic landscape and continue to assess the potential impact that it may have on the performance of companies and valuations. Our portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, i.e., companies that in our opinion have strong management, strong balance sheets and good cash flow generation capabilities. Even among cyclicals, our primary focus is on management quality, cash flows and the strength of the balance sheet. Going forward, we believe that the Fund is well positioned as we think that investors will continue to focus on companies' fundamentals due to the ongoing economic uncertainty.

Sector Diversification
as of November 30, 2013
(as a percentage of net assets)

Financials	22.0%
Industrials	19.0%
Information Technology	15.5%
Consumer Discretionary	14.7%
Health Care	9.6%
Energy	5.5%
Materials	4.9%
Utilities	2.5%
Consumer Staples	2.0%
Exchange-Traded Funds	1.6%
Assets in Excess of Other Liabilities*	2.7%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of November 30, 2013*
(as a percentage of net assets)

iShares Russell 2000 Index Fund	1.6%
HB Fuller Co.	1.3%
Brady Corp.	1.1%
Healthsouth Corp.	1.1%
Actuant Corp.	1.0%
Orbital Sciences Corp.	1.0%
Commercial Metals Co.	1.0%
Cardtronics, Inc.	1.0%
Heartland Express, Inc.	1.0%
FirstMerit Corp.	1.0%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2013 to November 30, 2013. The Funds' expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
ING Core Equity Research Fund	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2013*	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2013*
Class A	$1,000.00	$1,132.50	1.10%	$5.88	$1,000.00	$1,019.55	1.10%	$5.57
Class B	1,000.00	1,129.10	1.85	9.87	1,000.00	1,015.79	1.85	9.35
Class C	1,000.00	1,128.70	1.85	9.87	1,000.00	1,015.79	1.85	9.35
Class I	1,000.00	1,134.40	0.76	4.07	1,000.00	1,021.26	0.76	3.85
Class O	1,000.00	1,132.70	1.10	5.88	1,000.00	1,019.55	1.10	5.57
Class R	1,000.00	1,131.80	1.35	7.21	1,000.00	1,018.30	1.35	6.83
Class R6 (1)	1,000.00	1,073.90	0.74	1.30	1,000.00	1,021.36	0.74	3.75
Class W	1,000.00	1,134.40	0.85	4.55	1,000.00	1,020.81	0.85	4.31

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

(1)  Commencement of operations was September 30, 2013. Expenses paid for the actual Fund's return reflect the 62-day period ended November 30, 2013.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
ING Corporate Leaders 100 Fund	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2013*	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2013*
Class A	$1,000.00	$1,118.70	0.90%	$4.78	$1,000.00	$1,020.56	0.90%	$4.56
Class B	1,000.00	1,115.40	1.65	8.75	1,000.00	1,016.80	1.65	8.34
Class C	1,000.00	1,116.00	1.40	7.43	1,000.00	1,018.05	1.40	7.08
Class I	1,000.00	1,120.80	0.58	3.08	1,000.00	1,022.16	0.58	2.94
Class O	1,000.00	1,118.80	0.90	4.78	1,000.00	1,020.56	0.90	4.56
Class R	1,000.00	1,118.40	1.15	6.11	1,000.00	1,019.30	1.15	5.82
Class W	1,000.00	1,119.80	0.65	3.45	1,000.00	1,021.81	0.65	3.29
ING Large Cap Growth Fund
Class A	$1,000.00	$1,130.10	1.08%	$5.77	$1,000.00	$1,019.65	1.08%	$5.47
Class C	1,000.00	1,125.00	1.83	9.75	1,000.00	1,015.89	1.83	9.25
Class I	1,000.00	1,130.50	0.80	4.27	1,000.00	1,021.06	0.80	4.05
Class R	1,000.00	1,128.30	1.33	7.10	1,000.00	1,018.40	1.33	6.73
Class R6	1,000.00	1,131.30	0.80	4.27	1,000.00	1,021.06	0.80	4.05
Class W	1,000.00	1,130.60	0.83	4.43	1,000.00	1,020.91	0.83	4.20
ING Small Company Fund
Class A	$1,000.00	$1,160.50	1.34%	$7.26	$1,000.00	$1,018.35	1.34%	$6.78
Class B	1,000.00	1,155.90	2.09	11.30	1,000.00	1,014.59	2.09	10.56
Class C	1,000.00	1,155.90	2.09	11.30	1,000.00	1,014.59	2.09	10.56
Class I	1,000.00	1,162.10	1.04	5.64	1,000.00	1,019.85	1.04	5.27
Class O	1,000.00	1,159.90	1.34	7.26	1,000.00	1,018.35	1.34	6.78
Class R6	1,000.00	1,162.70	0.98	5.31	1,000.00	1,020.16	0.98	4.96
Class W	1,000.00	1,161.70	1.09	5.91	1,000.00	1,019.60	1.09	5.52

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2013 (UNAUDITED)

	ING Core Equity Research Fund	ING Corporate Leaders 100 Fund	ING Large Cap Growth Fund	ING Small Company Fund
ASSETS:
Investments in securities at fair value+*	$443,707,220	$470,566,378	$104,594,450	$526,352,103
Short-term investments at fair value**	11,067,079	15,982,068	2,666,277	33,453,482
Total investments at fair value	$454,774,299	$486,548,446	$107,260,727	$559,805,585
Cash	743	19,506	441	997
Cash collateral for futures	—	674,850	—	—
Foreign currencies at value***	5,206	—	—	—
Receivables:
Investment securities sold	1,584,021	—	892,868	1,386,579
Fund shares sold	215,513	949,660	567,455	978,355
Dividends	629,697	1,072,084	77,640	389,854
Prepaid expenses	34,914	44,912	25,679	32,991
Reimbursement due from manager	20,564	4,025	11,696	39,054
Total assets	457,264,957	489,313,483	108,836,506	562,633,415
LIABILITIES:
Payable for investment securities purchased	1,467,189	—	1,022,484	973,832
Payable for fund shares redeemed	171,195	212,532	89,226	439,920
Payable upon receipt of securities loaned	—	—	—	19,628,482
Payable for investment management fees	250,735	157,719	58,808	357,139
Payable for administrative fees	29,595	39,429	8,401	34,745
Payable for distribution and shareholder service fees	90,759	94,541	1,285	17,857
Payable for directors fees	2,204	2,215	443	2,520
Other accrued expenses and liabilities	204,787	35,923	12,700	267,717
Total liabilities	2,216,464	542,359	1,193,347	21,722,212
NET ASSETS	$455,048,493	$488,771,124	$107,643,159	$540,911,203
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$351,143,601	$401,528,876	$87,330,441	$389,104,464
Undistributed net investment income	1,745,211	5,321,248	291,090	130,619
Accumulated net realized gain (loss)	(21,396,998)	(67,196,646)	755,134	46,776,213
Net unrealized appreciation	123,556,679	149,117,646	19,266,494	104,899,907
NET ASSETS	$455,048,493	$488,771,124	$107,643,159	$540,911,203
+ Including securities loaned at value	$—	$—	$—	$19,112,076
* Cost of investments in securities	$320,150,778	$322,048,967	$85,327,956	$421,452,196
** Cost of short-term investments	$11,067,079	$15,982,068	$2,666,277	$33,453,482
*** Cost of foreign currencies	$4,969	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

	ING Core Equity Research Fund	ING Corporate Leaders 100 Fund	ING Large Cap Growth Fund	ING Small Company Fund
Class A
Net assets	$363,595,559	$225,110,031	$1,403,494	$56,570,924
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	21,299,516	14,380,114	106,998	3,233,378
Net asset value and redemption price per share†	$17.07	$15.65	$13.12	$17.50
Maximum offering price per share (5.75%)(1)	$18.11	$16.60	$13.92	$18.57
Class B
Net assets	$2,508,046	$2,020,693	n/a	$1,033,995
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	150,227	129,844	n/a	64,849
Net asset value and redemption price per share†	$16.70	$15.56	n/a	$15.94
Class C
Net assets	$12,203,262	$35,389,479	$1,151,055	$6,308,562
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	736,661	2,269,690	88,812	399,631
Net asset value and redemption price per share†	$16.57	$15.59	$12.96	$15.79
Class I
Net assets	$34,754,944	$117,192,568	$66,287,078	$461,497,299
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,026,469	7,475,177	5,032,198	23,841,848
Net asset value and redemption price per share	$17.15	$15.68	$13.17	$19.36
Class O
Net assets	$24,787,843	$77,052,210	n/a	$2,433,729
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	1,453,781	4,928,322	n/a	139,223
Net asset value and redemption price per share	$17.05	$15.63	n/a	$17.48
Class R
Net assets	$4,703	$25,867,447	$414,377	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	276	1,659,729	31,640	n/a
Net asset value and redemption price per share	$17.01	$15.59	$13.10	n/a
Class R6
Net assets	$973,281	n/a	$36,687,479	$12,018,255
Shares authorized	100,000,000	n/a	100,000,000	100,000,000
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	56,742	n/a	2,783,722	620,552
Net asset value and redemption price per share	$17.15	n/a	$13.18	$19.37
Class W
Net assets	$16,220,855	$6,138,696	$1,699,676	$1,048,439
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	947,751	391,067	129,140	54,242
Net asset value and redemption price per share	$17.12	$15.70	$13.16	$19.33

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2013 (UNAUDITED)

	ING Core Equity Research Fund	ING Corporate Leaders 100 Fund	ING Large Cap Growth Fund	ING Small Company Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,262,117	$4,919,898	$550,670	$2,572,079
Securities lending income, net	850	—	—	325,377
Total investment income	4,262,967	4,919,898	550,670	2,897,456
EXPENSES:
Investment management fees	1,487,254	888,265	311,021	2,082,808
Distribution and shareholder service fees:
Class A	433,731	262,358	1,106	67,067
Class B	12,133	9,880	—	5,077
Class C	57,473	147,793	4,013	29,369
Class O	29,001	91,039	—	2,808
Class R	11	53,447	886	—
Transfer agent fees:
Class A	242,146	150,063	181	30,814
Class B	1,694	1,413	—	583
Class C	8,021	21,134	163	3,372
Class I	7,473	3,898	240	380,963
Class O	16,191	52,073	—	1,291
Class R	4	15,285	72	—
Class R6	274	—	42	530
Class W	8,759	3,070	295	606
Administrative service fees	175,335	222,064	44,431	202,137
Shareholder reporting expense	32,390	41,409	254	42,075
Registration fees	50,521	47,174	38,111	46,974
Professional fees	28,249	30,551	12,582	31,713
Custody and accounting expense	28,048	29,814	11,826	32,530
Directors fees	6,611	6,644	1,329	7,559
Miscellaneous expense	12,065	6,923	3,209	10,194
Interest expense	103	450	70	125
Total expenses	2,637,487	2,084,747	429,831	2,978,595
Net waived and reimbursed fees	(267,146)	(149,547)	(69,520)	(233,981)
Net expenses	2,370,341	1,935,200	360,311	2,744,614
Net investment income	1,892,626	2,984,698	190,359	152,842
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	36,514,431	6,553,255	1,039,441	29,651,452
Futures	(51,788)	724,250	—	—
Net realized gain	36,462,643	7,277,505	1,039,441	29,651,452
Net change in unrealized appreciation (depreciation) on:
Investments	16,518,985	39,941,689	10,013,098	46,264,067
Foreign currency related transactions	226	—	—	—
Futures	37,504	431,685	—	—
Net change in unrealized appreciation (depreciation)	16,556,715	40,373,374	10,013,098	46,264,067
Net realized and unrealized gain	53,019,358	47,650,879	11,052,539	75,915,519
Increase in net assets resulting from operations	$54,911,984	$50,635,577	$11,242,898	$76,068,361
*Foreign taxes withheld	$24,116	$—	$—	$17,889

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Core Equity Research Fund		ING Corporate Leaders 100 Fund
	Six Months Ended November 30, 2013	Year Ended May 31, 2013	Six Months Ended November 30, 2013	Year Ended May 31, 2013
FROM OPERATIONS:
Net investment income	$1,892,626	$3,959,282	$2,984,698	$4,946,540
Net realized gain	36,462,643	27,739,914	7,277,505	4,952,080
Net change in unrealized appreciation	16,556,715	58,030,734	40,373,374	105,882,417
Increase in net assets resulting from operations	54,911,984	89,729,930	50,635,577	115,781,037
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,034,452)	(3,382,166)	—	(1,271,806)
Class B	—	(6,449)	—	(5,808)
Class C	—	(38,557)	—	(110,802)
Class I	(211,405)	(476,112)	—	(702,339)
Class O	(68,342)	(217,248)	—	(430,778)
Class R	(9)	(38)	—	(72,627)
Class W	(48,029)	(67,047)	—	(30,244)
Net realized gains:
Class A	—	—	—	(755,007)
Class B	—	—	—	(8,154)
Class C	—	—	—	(96,407)
Class I	—	—	—	(354,960)
Class O	—	—	—	(261,346)
Class R	—	—	—	(51,743)
Class W	—	—	—	(7,984)
Total distributions	(1,362,237)	(4,187,617)	—	(4,160,005)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	27,993,910	42,699,816	51,574,404	134,377,783
Proceeds from shares issued in merger (Note 12)	—	—	—	280,321,370
Reinvestment of distributions	1,181,579	3,560,074	—	3,167,174
	29,175,489	46,259,890	51,574,404	417,866,327
Cost of shares redeemed	(54,942,855)	(69,588,071)	(31,126,069)	(122,765,133)
Net increase (decrease) in net assets resulting from capital share transactions	(25,767,366)	(23,328,181)	20,448,335	295,101,194
Net increase in net assets	27,782,381	62,214,132	71,083,912	406,722,226
NET ASSETS:
Beginning of year or period	427,266,112	365,051,980	417,687,212	10,964,986
End of year or period	$455,048,493	$427,266,112	$488,771,124	$417,687,212
Undistributed net investment income at end of year or period	$1,745,211	$1,214,822	$5,321,248	$2,336,550

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Large Cap Growth Fund		ING Small Company Fund
	Six Months Ended November 30, 2013	Year Ended May 31, 2013	Six Months Ended November 30, 2013	Year Ended May 31, 2013
FROM OPERATIONS:
Net investment income	$190,359	$267,722	$152,842	$1,551,797
Net realized gain (loss)	1,039,441	(220,133)	29,651,452	31,751,595
Net change in unrealized appreciation	10,013,098	10,815,494	46,264,067	64,255,786
Increase in net assets resulting from operations	11,242,898	10,863,083	76,068,361	97,559,178
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(1,076)	—	—
Class C	—	(458)	—	—
Class I	—	(219,733)	—	(1,091,541)
Class R	—	(581)	—	—
Class W	—	(1,845)	—	(1,247)
Net realized gains:
Class A	—	—	—	(4,122,794)
Class B	—	—	—	(93,982)
Class C	—	—	—	(430,640)
Class I	—	—	—	(24,511,039)
Class O	—	—	—	(154,326)
Class W	—	—	—	(85,522)
Total distributions	—	(223,693)	—	(30,491,091)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	53,129,000	62,242,477	74,313,832	158,392,918
Reinvestment of distributions	—	222,091	—	29,638,017
	53,129,000	62,464,568	74,313,832	188,030,935
Cost of shares redeemed	(38,253,989)	(28,106,737)	(86,069,756)	(123,117,985)
Net increase (decrease) in net assets resulting from capital share transactions	14,875,011	34,357,831	(11,755,924)	64,912,950
Net increase in net assets	26,117,909	44,997,221	64,312,437	131,981,037
NET ASSETS:
Beginning of year or period	81,525,250	36,528,029	476,598,766	344,617,729
End of year or period	$107,643,159	$81,525,250	$540,911,203	$476,598,766
Undistributed (distributions in excess of) Net Investment Income at end of year or period.	$291,090	$100,731	$130,619	$(22,223)

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Core Equity Research Fund
Class A
11-30-13	15.12	0.07		1.93	2.00	0.05	—	—
05-31-13	12.18	0.13	•	2.95	3.08	0.14	—	—
05-31-12	12.44	0.12		(0.29)	(0.17)	0.09	—	—
05-31-11	10.01	0.06		2.42	2.48	0.05	—	—
05-31-10	8.77	0.05		1.26	1.31	0.07	—	—
05-31-09	12.74	0.11		(3.96)	(3.85)	0.12	—	—
Class B
11-30-13	14.79	0.01		1.90	1.91	—	—	—
05-31-13	11.91	0.03	•	2.88	2.91	0.03	—	—
05-31-12	12.18	0.03	•	(0.28)	(0.25)	0.02	—	—
05-31-11	9.83	(0.02)		2.37	2.35	—	—	—
05-31-10	8.63	(0.02)		1.24	1.22	0.02	—	—
05-31-09	12.50	0.04	•	(3.88)	(3.84)	0.03	—	—
Class C
11-30-13	14.68	0.01		1.88	1.89	—	—	—
05-31-13	11.83	0.03		2.87	2.90	0.05	—	—
05-31-12	12.11	0.03		(0.29)	(0.26)	0.02	—	—
05-31-11	9.77	(0.02)		2.36	2.34	—	—	—
05-31-10	8.58	(0.02)		1.23	1.21	0.02	—	—
05-31-09	12.46	0.04	•	(3.88)	(3.84)	0.04	—	—
Class I
11-30-13	15.19	0.10	•	1.92	2.03	0.07	—	—
05-31-13	12.23	0.18	•	2.96	3.14	0.18	—	—
05-31-12	12.49	0.15		(0.28)	(0.13)	0.13	—	—
05-31-11	10.04	0.10		2.42	2.52	0.07	—	—
05-31-10	8.80	0.07		1.27	1.34	0.10	—	—
05-31-09	12.79	0.13		(3.97)	(3.84)	0.15	—	—
Class O
11-30-13	15.10	0.07		1.93	2.00	0.05	—	—
05-31-13	12.16	0.14		2.94	3.08	0.14	—	—
05-31-12	12.43	0.12		(0.30)	(0.18)	0.09	—	—
05-31-11	10.00	0.06		2.42	2.48	0.05	—	—
05-31-10	8.77	0.05		1.26	1.31	0.08	—	—
02-06-09(4)-05-31-09	8.00	0.01	•	0.76	0.77	—	—	—
Class R
11-30-13	15.06	0.05		1.93	1.98	0.03	—	—
05-31-13	12.16	0.10		2.94	3.04	0.14	—	—
08-05-11(4)-05-31-12	10.85	0.06		1.31	1.37	0.06	—	—
Class R6
09-30-13(4)-11-30-13	15.97	0.00	*	1.18	1.18	—	—	—
Class W
11-30-13	15.16	0.08		1.95	2.03	0.07	—	—
05-31-13	12.22	0.15		2.98	3.13	0.19	—	—
05-31-12	12.49	0.15	•	(0.30)	(0.15)	0.12	—	—
05-31-11	10.05	0.08		2.43	2.51	0.07	—	—
06-12-09(4)-05-31-10	9.03	0.07	•	1.05	1.12	0.10	—	—

					Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Core Equity Research Fund
Class A
11-30-13	0.05	—	17.07	13.25	1.22	1.10		1.10		0.85		363,596	24
05-31-13	0.14	—	15.12	25.50	1.23	1.08		1.08		0.99		336,884	59
05-31-12	0.09	—	12.18	(1.29)	1.26	1.08		1.08		0.98		300,026	71
05-31-11	0.05	—	12.44	24.81	1.26	1.08	†	1.08	†	0.56	†	341,327	75
05-31-10	0.07	—	10.01	15.05	1.27	1.08	†	1.08	†	0.50	†	294,790	124
05-31-09	0.12	—	8.77	(30.28)	1.25	1.08	†	1.08	†	1.19	†	283,003	177
Class B
11-30-13	—	—	16.70	12.91	1.97	1.85		1.85		0.09		2,508	24
05-31-13	0.03	—	14.79	24.50	1.98	1.83		1.83		0.22		2,412	59
05-31-12	0.02	—	11.91	(2.06)	2.01	1.83		1.83		0.23		3,118	71
05-31-11	—	—	12.18	23.91	2.01	1.83	†	1.83	†	(0.19	)†	6,206	75
05-31-10	0.02	—	9.83	14.11	2.02	1.83	†	1.83	†	(0.23	)†	10,829	124
05-31-09	0.03	—	8.63	(30.77)	2.00	1.83	†	1.83	†	0.43	†	17,009	177
Class C
11-30-13	—	—	16.57	12.87	1.97	1.85		1.85		0.10		12,203	24
05-31-13	0.05	—	14.68	24.57	1.98	1.83		1.83		0.24		11,009	59
05-31-12	0.02	—	11.83	(2.09)	2.01	1.83		1.83		0.23		9,488	71
05-31-11	—	—	12.11	23.95	2.01	1.83	†	1.83	†	(0.19	)†	11,150	75
05-31-10	0.02	—	9.77	14.11	2.02	1.83	†	1.83	†	(0.24	)†	10,500	124
05-31-09	0.04	—	8.58	(30.82)	2.00	1.83	†	1.83	†	0.47	†	10,820	177
Class I
11-30-13	0.07	—	17.15	13.44	0.87	0.76		0.76		1.22		34,755	24
05-31-13	0.18	—	15.19	25.95	0.92	0.75		0.75		1.33		45,163	59
05-31-12	0.13	—	12.23	(0.97)	0.96	0.75		0.75		1.23		31,518	71
05-31-11	0.07	—	12.49	25.25	0.95	0.77	†	0.77	†	0.89	†	53,006	75
05-31-10	0.10	—	10.04	15.26	1.02	0.83	†	0.83	†	0.66	†	42,057	124
05-31-09	0.15	—	8.80	(30.11)	1.00	0.83	†	0.83	†	1.44	†	18,326	177
Class O
11-30-13	0.05	—	17.05	13.27	1.22	1.10		1.10		0.85		24,788	24
05-31-13	0.14	—	15.10	25.56	1.23	1.08		1.08		0.99		21,773	59
05-31-12	0.09	—	12.16	(1.36)	1.26	1.08		1.08		0.98		18,409	71
05-31-11	0.05	—	12.43	24.85	1.26	1.08	†	1.08	†	0.56	†	18,504	75
05-31-10	0.08	—	10.00	14.97	1.27	1.08	†	1.08	†	0.49	†	13,899	124
02-06-09(4)-05-31-09	—	—	8.77	9.63	1.25	1.08	†	1.08	†	0.25	†	10,505	177
Class R
11-30-13	0.03	—	17.01	13.18	1.47	1.35		1.35		0.59		5	24
05-31-13	0.14	—	15.06	25.17	1.48	1.33		1.33		0.74		4	59
08-05-11(4)-05-31-12	0.06	—	12.16	12.70	1.51	1.33		1.33		0.83		3	71
Class R6
09-30-13(4)-11-30-13	—	—	17.15	7.39	0.86	0.74		0.74		0.30		973	24
Class W
11-30-13	0.07	—	17.12	13.44	0.97	0.85		0.85		1.08		16,221	24
05-31-13	0.19	—	15.16	25.88	0.98	0.83		0.83		1.33		10,021	59
05-31-12	0.12	—	12.22	(1.10)	1.01	0.83		0.83		1.18		2,488	71
05-31-11	0.07	—	12.49	25.10	1.01	0.83	†	0.83	†	0.85	†	92	75
06-12-09(4)-05-31-10	0.10	—	10.05	12.44	1.02	0.83	†	0.83	†	0.73	†	3	124
See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Corporate Leaders 100 Fund
Class A
11-30-13	13.99	0.10		1.56	1.66	—	—	—
05-31-13	10.99	0.19	•	3.02	3.21	0.16	0.05	—
05-31-12	11.34	0.15	•	(0.33)	(0.18)	0.17	—	—
05-31-11	9.15	0.19	•	2.19	2.38	0.19	—	—
05-31-10	7.60	0.11		1.55	1.66	0.11	—	—
06-30-08(4)-05-31-09	10.00	0.13		(2.46)	(2.33)	0.07	—	—
Class B
11-30-13	13.95	0.05		1.56	1.61	—	—	—
05-31-13	10.94	0.08		3.04	3.12	0.06	0.05	—
05-31-12	11.28	0.08		(0.34)	(0.26)	0.08	—	—
05-31-11	9.10	0.12	•	2.17	2.29	0.11	—	—
05-31-10	7.56	0.05	•	1.55	1.60	0.06	—	—
06-30-08(4)-05-31-09	10.00	0.08	•	(2.46)	(2.38)	0.06	—	—
Class C
11-30-13	13.97	0.06	•	1.56	1.62	—	—	—
05-31-13	10.98	0.12		3.03	3.15	0.11	0.05	—
05-31-12	11.36	0.07		(0.32)	(0.25)	0.13	—	—
05-31-11	9.10	0.12	•	2.17	2.29	0.03	—	—
05-31-10	7.55	0.05	•	1.56	1.61	0.06	—	—
06-30-08(4)-05-31-09	10.00	0.09	•	(2.47)	(2.38)	0.07	—	—
Class I
11-30-13	13.99	0.11		1.58	1.69	—	—	—
05-31-13	10.98	0.25	•	2.98	3.23	0.17	0.05	—
05-31-12	11.34	0.18		(0.33)	(0.15)	0.21	—	—
05-31-11	9.15	0.22	•	2.18	2.40	0.21	—	—
05-31-10	7.60	0.14		1.54	1.68	0.13	—	—
06-30-08(4)-05-31-09	10.00	0.14		(2.46)	(2.32)	0.08	—	—
Class O
11-30-13	13.97	0.10		1.56	1.66	—	—	—
05-31-13	10.98	0.19	•	3.02	3.21	0.17	0.05	—
03-23-12(4)-05-31-12	11.70	0.04	•	(0.76)	(0.72)	—	—	—
Class R
11-30-13	13.94	0.08	•	1.57	1.65	—	—	—
05-31-13	10.98	0.16	•	3.02	3.18	0.17	0.05	—
03-23-12(4)-05-31-12	11.70	0.04	•	(0.76)	(0.72)	—	—	—
Class W
11-30-13	14.02	0.12	•	1.56	1.68	—	—	—
05-31-13	11.01	0.21	•	3.03	3.24	0.18	0.05	—
05-31-12	11.36	0.18	•	(0.32)	(0.14)	0.21	—	—
05-31-11	9.17	0.21	•	2.19	2.40	0.21	—	—
05-31-10	7.61	0.14		1.55	1.69	0.13	—	—
06-30-08(4)-05-31-09	10.00	0.14	•	(2.45)	(2.31)	0.08	—	—
ING Large Cap Growth Fund
Class A
11-30-13	11.61	0.01	•	1.50	1.51	—	—	—
05-31-13	9.60	0.03		2.04	2.07	0.06	—	—
03-01-12(4)-05-31-12	10.00	0.01		(0.41)	(0.40)	—	—	—
Class C
11-30-13	11.52	(0.03)		1.47	1.44	—	—	—
05-31-13	9.58	(0.06	)•	2.04	1.98	0.04	—	—
03-01-12(4)-05-31-12	10.00	(0.00	)*	(0.42)	(0.42)	—	—	—

					Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Corporate Leaders 100 Fund
Class A
11-30-13	—	—	15.65	11.87	0.97	0.90		0.90		1.31		225,110	8
05-31-13	0.21	—	13.99	29.58	0.96	0.90		0.90		1.56		200,599	23
05-31-12	0.17	—	10.99	(1.46)	1.85	0.90		0.90		1.43		7,431	92
05-31-11	0.19	—	11.34	26.17	1.72	0.90	†	0.90	†	1.85	†	8,785	33
05-31-10	0.11	—	9.15	21.83	1.74	0.90	†	0.90	†	1.31	†	6,832	54
06-30-08(4)-05-31-09	0.07	—	7.60	(23.22)	3.23	0.90	†	0.90	†	1.89	†	4,992	277
Class B
11-30-13	—	—	15.56	11.54	1.72	1.65		1.65		0.57		2,021	8
05-31-13	0.11	—	13.95	28.71	1.71	1.65		1.65		0.79		1,989	23
05-31-12	0.08	—	10.94	(2.23)	2.60	1.65		1.65		0.70		258	92
05-31-11	0.11	—	11.28	25.28	2.47	1.65	†	1.65	†	1.17	†	230	33
05-31-10	0.06	—	9.10	21.15	2.49	1.65	†	1.65	†	0.56	†	203	54
06-30-08(4)-05-31-09	0.06	—	7.56	(23.81)	3.98	1.65	†	1.65	†	1.17	†	127	277
Class C
11-30-13	—	—	15.59	11.60	1.72	1.40		1.40		0.83		35,389	8
05-31-13	0.16	—	13.97	28.94	1.71	1.40		1.40		1.05		26,086	23
05-31-12	0.13	—	10.98	(2.15)	2.60	1.65		1.65		0.71		1,346	92
05-31-11	0.03	—	11.36	25.23	2.47	1.65	†	1.65	†	1.22	†	681	33
05-31-10	0.06	—	9.10	21.29	2.49	1.65	†	1.65	†	0.56	†	600	54
06-30-08(4)-05-31-09	0.07	—	7.55	(23.76)	3.98	1.65	†	1.65	†	1.35	†	1,345	277
Class I
11-30-13	—	—	15.68	12.08	0.58	0.58		0.58		1.63		117,193	8
05-31-13	0.22	—	13.99	29.85	0.61	0.60		0.60		1.96		98,747	23
05-31-12	0.21	—	10.98	(1.22)	1.60	0.65		0.65		1.69		85	92
05-31-11	0.21	—	11.34	26.47	1.43	0.61	†	0.61	†	2.12	†	80	33
05-31-10	0.13	—	9.15	22.07	1.49	0.65	†	0.65	†	1.56	†	62	54
06-30-08(4)-05-31-09	0.08	—	7.60	(23.11)	2.98	0.65	†	0.65	†	2.12	†	47	277
Class O
11-30-13	—	—	15.63	11.88	0.97	0.90		0.90		1.32		77,052	8
05-31-13	0.22	—	13.97	29.63	0.96	0.90		0.90		1.56		70,197	23
03-23-12(4)-05-31-12	—	—	10.98	(6.15)	1.85	0.90		0.90		1.62		3	92
Class R
11-30-13	—	—	15.59	11.84	1.22	1.15		1.15		1.08		25,867	8
05-31-13	0.22	—	13.94	29.35	1.21	1.15		1.15		1.27		17,650	23
03-23-12(4)-05-31-12	—	—	10.98	(6.15)	2.10	1.15		1.15		2.15		3	92
Class W
11-30-13	—	—	15.70	11.98	0.72	0.65		0.65		1.58		6,139	8
05-31-13	0.23	—	14.02	29.82	0.71	0.65		0.65		1.69		2,420	23
05-31-12	0.21	—	11.01	(1.14)	1.60	0.65		0.65		1.67		1,840	92
05-31-11	0.21	—	11.36	26.40	1.47	0.65	†	0.65	†	2.08	†	2,167	33
05-31-10	0.13	—	9.17	22.17	1.49	0.65	†	0.65	†	1.56	†	1,507	54
06-30-08(4)-05-31-09	0.08	—	7.61	(23.01)	2.98	0.65	†	0.65	†	2.17	†	1,157	277
ING Large Cap Growth Fund
Class A
11-30-13	—	—	13.12	13.01	1.23	1.08		1.08		0.16		1,403	42
05-31-13	0.06	—	11.61	21.59	1.51	1.16		1.16		0.26		665	117
03-01-12(4)-05-31-12	—	—	9.60	(4.00)	1.53	1.15		1.15		0.32		29	22
Class C
11-30-13	—	—	12.96	12.50	1.98	1.83		1.83		(0.58)		1,151	42
05-31-13	0.04	—	11.52	20.70	2.26	1.91		1.91		(0.58)		694	117
03-01-12(4)-05-31-12	—	—	9.58	(4.20)	2.28	1.90		1.90		(0.26)		10	22

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)	($)	($)	($)	($)	($)
ING Large Cap Growth Fund (continued)
Class I
11-30-13	11.65	0.03	1.49	1.52	—	—	—
05-31-13	9.61	0.06 •	2.05	2.11	0.07	—	—
03-01-12(4)-05-31-12	10.00	0.01	(0.40)	(0.39)	—	—	—
Class R
11-30-13	11.61	(0.01)	1.50	1.49	—	—	—
05-31-13	9.60	0.00 *	2.04	2.04	0.03	—	—
03-01-12(4)-05-31-12	10.00	0.01	(0.41)	(0.40)	—	—	—
Class R6
11-30-13	11.65	0.03 •	1.50	1.53	—	—	—
05-31-13(4)	11.65	0.00 *	—	0.00 *	—	—	—
Class W
11-30-13	11.64	0.02	1.50	1.52	—	—	—
05-31-13	9.61	0.05	2.04	2.09	0.06	—	—
03-01-12(4)-05-31-12	10.00	0.01	(0.40)	(0.39)	—	—	—
ING Small Company Fund
Class A
11-30-13	15.08	(0.02)	2.44	2.42	—	—	—
05-31-13	13.04	0.01	3.16	3.17	—	1.13	—
05-31-12	14.65	(0.03)	(0.87)	(0.90)	—	0.71	—
05-31-11	11.70	(0.03)	2.98	2.95	—	—	—
05-31-10	8.89	(0.01)	2.82	2.81	—	—	—
05-31-09	13.29	0.00 *	(4.06)	(4.06)	—	0.34	—
Class B
11-30-13	13.79	(0.07)	2.22	2.15	—	—	—
05-31-13	12.10	(0.09)•	2.91	2.82	—	1.13	—
05-31-12	13.76	(0.14)	(0.81)	(0.95)	—	0.71	—
05-31-11	11.07	(0.11)•	2.80	2.69	—	—	—
05-31-10	8.47	(0.08)	2.68	2.60	—	—	—
05-31-09	12.79	(0.08)	(3.90)	(3.98)	—	0.34	—
Class C
11-30-13	13.66	(0.07)	2.20	2.13	—	—	—
05-31-13	11.99	(0.09)	2.89	2.80	—	1.13	—
05-31-12	13.64	(0.12)	(0.82)	(0.94)	—	0.71	—
05-31-11	10.98	(0.11)•	2.77	2.66	—	—	—
05-31-10	8.40	(0.08)	2.66	2.58	—	—	—
05-31-09	12.68	(0.06)•	(3.88)	(3.94)	—	0.34	—
Class I
11-30-13	16.66	0.01	2.69	2.70	—	—	—
05-31-13	14.29	0.07	3.49	3.56	0.05	1.14	—
05-31-12	15.95	0.04	(0.96)	(0.92)	0.03	0.71	—
05-31-11	12.69	0.02	3.24	3.26	—	—	—
05-31-10	9.61	0.01	3.07	3.08	—	—	—
05-31-09	14.30	0.03	(4.38)	(4.35)	—	0.34	—
Class O
11-30-13	15.07	(0.02)	2.43	2.41	—	—	—
05-31-13	13.03	0.01	3.16	3.17	—	1.13	—
05-31-12	14.64	(0.03)	(0.87)	(0.90)	—	0.71	—
05-31-11	11.69	(0.02)	2.97	2.95	—	—	—
05-31-10	8.88	(0.01)	2.82	2.81	—	—	—
06-04-08(4)-05-31-09	13.19	0.00 *	(3.97)	(3.97)	—	0.34	—

					Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Large Cap Growth Fund (continued)
Class I
11-30-13	—	—	13.17	13.05	0.95	0.80		0.80		0.43		66,287	42
05-31-13	0.07	—	11.65	22.01	1.13	0.86		0.86		0.53		78,950	117
03-01-12(4)-05-31-12	—	—	9.61	(3.90)	1.23	0.85		0.85		0.65		36,417	22
Class R
11-30-13	—	—	13.10	12.83	1.48	1.33		1.33		(0.10)		414	42
05-31-13	0.03	—	11.61	21.31	1.76	1.41		1.41		0.07		269	117
03-01-12(4)-05-31-12	—	—	9.60	(4.00)	1.78	1.40		1.40		0.49		69	22
Class R6
11-30-13	—	—	13.18	13.13	0.95	0.80		0.80		0.47		36,687	42
05-31-13(4)	—	—	11.65	0.00	1.08	0.81		0.81		0.58		3	117
Class W
11-30-13	—	—	13.16	13.06	0.98	0.83		0.83		0.39		1,700	42
05-31-13	0.06	—	11.64	21.86	1.26	0.91		0.91		0.62		944	117
03-01-12(4)-05-31-12	—	—	9.61	(3.90)	1.28	0.90		0.90		0.54		3	22
ING Small Company Fund
Class A
11-30-13	—	—	17.50	16.05	1.34	1.34		1.34		(0.19)		56,571	19
05-31-13	1.13	—	15.08	25.86	1.41	1.41		1.41		0.08		51,827	55
05-31-12	0.71	—	13.04	(5.80)	1.48	1.48		1.48		(0.18)		56,759	60
05-31-11	—	—	14.65	25.21	1.47	1.47	†	1.47	†	(0.20	)†	87,730	68
05-31-10	—	—	11.70	31.61	1.47	1.47	†	1.47	†	(0.10	)†	80,060	97
05-31-09	0.34	—	8.89	(30.41)	1.48	1.48	†	1.48	†	0.04	†	70,360	174
Class B
11-30-13	—	—	15.94	15.59	2.09	2.09		2.09		(0.94)		1,034	19
05-31-13	1.13	—	13.79	24.93	2.16	2.16		2.16		(0.68)		1,032	55
05-31-12	0.71	—	12.10	(6.55)	2.23	2.23		2.23		(0.93)		1,255	60
05-31-11	—	—	13.76	24.30	2.22	2.22	†	2.22	†	(0.93	)†	2,071	68
05-31-10	—	—	11.07	30.70	2.22	2.22	†	2.22	†	(0.86	)†	3,164	97
05-31-09	0.34	—	8.47	(30.99)	2.23	2.23	†	2.23	†	(0.71	)†	2,450	174
Class C
11-30-13	—	—	15.79	15.59	2.09	2.09		2.09		(0.94)		6,309	19
05-31-13	1.13	—	13.66	25.01	2.16	2.16		2.16		(0.67)		5,607	55
05-31-12	0.71	—	11.99	(6.54)	2.23	2.23		2.23		(0.93)		5,119	60
05-31-11	—	—	13.64	24.23	2.22	2.22	†	2.22	†	(0.95	)†	7,128	68
05-31-10	—	—	10.98	30.71	2.22	2.22	†	2.22	†	(0.86	)†	6,895	97
05-31-09	0.34	—	8.40	(30.94)	2.23	2.23	†	2.23	†	(0.69	)†	4,382	174
Class I
11-30-13	—	—	19.36	16.21	1.15	1.04		1.04		0.11		461,497	19
05-31-13	1.19	—	16.66	26.40	1.16	1.04		1.04		0.45		415,044	55
05-31-12	0.74	—	14.29	(5.42)	1.19	1.04		1.04		0.25		278,353	60
05-31-11	—	—	15.95	25.69	1.19	1.07	†	1.07	†	0.19	†	280,576	68
05-31-10	—	—	12.69	32.05	1.22	1.22	†	1.22	†	0.15	†	60,027	97
05-31-09	0.34	—	9.61	(30.29)	1.23	1.23	†	1.23	†	0.30	†	16,718	174
Class O
11-30-13	—	—	17.48	15.99	1.34	1.34		1.34		(0.19)		2,434	19
05-31-13	1.13	—	15.07	25.88	1.41	1.41		1.41		0.08		2,095	55
05-31-12	0.71	—	13.03	(5.80)	1.48	1.48		1.48		(0.20)		1,844	60
05-31-11	—	—	14.64	25.24	1.47	1.47	†	1.47	†	(0.21	)†	2,446	68
05-31-10	—	—	11.69	31.64	1.47	1.47	†	1.47	†	(0.10	)†	1,520	97
06-04-08(4)-05-31-09	0.34	—	8.88	(29.97)	1.48	1.48	†	1.48	†	0.05	†	567	174

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Small Company Fund (continued)
Class R6
11-30-13	16.66	0.02		2.69	2.71	—	—	—
05-31-13(4)	16.66	0.00	*	—	0.00 *	—	—	—
Class W
11-30-13	16.64	0.01		2.68	2.69	—	—	—
05-31-13	14.26	0.05		3.48	3.53	0.01	1.14	—
05-31-12	15.93	0.01		(0.96)	(0.95)	0.01	0.71	—
05-31-11	12.69	0.00	*	3.24	3.24	—	—	—
06-12-09(4)-05-31-10	9.93	0.01		2.75	2.76	—	—	—

					Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Small Company Fund (continued)
Class R6
11-30-13	—	—	19.37	16.27	0.98	0.98		0.98		0.18		12,018	19
05-31-13(4)	—	—	16.66	0.00	1.04	1.04		1.04		0.51		3	55
Class W
11-30-13	—	—	19.33	16.17	1.09	1.09		1.09		0.06		1,048	19
05-31-13	1.15	—	16.64	26.24	1.16	1.16		1.16		0.33		992	55
05-31-12	0.72	—	14.26	(5.62)	1.23	1.23		1.23		0.05		1,287	60
05-31-11	—	—	15.93	25.53	1.22	1.22	†	1.22	†	0.01	†	1,698	68
06-12-09(4)-05-31-10	—	—	12.69	27.79	1.22	1.22	†	1.22	†	0.13	†	322	97

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment

Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)  Commencement of operations.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Series Fund, Inc. (the "Company") is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. There are eight separate active investment series which comprise the Company. The four series (each, a "Fund;" collectively, the "Funds") that are in this report are: Core Equity Research, Corporate Leaders 100, Large Cap Growth, and Small Company, each a diversified series of the Company.

Each Fund offers at least six of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from a Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

ING Investments, LLC ("ING Investments" or "Investment Adviser"), an Arizona limited liability company, serves as the Investment Adviser to the Funds. ING Investments has engaged ING Investment Management Co. LLC ("ING IM" or "Sub-Adviser"), a Delaware limited liability company, to serve as the Sub-Adviser to each Fund. ING Funds Services, LLC (the "Administrator" or "IFS"), serves as administrator to each Fund. ING Investments Distributor, LLC ("IID" or the "Distributor"), a Delaware limited liability company, is the principal underwriter of the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are fair valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value ("NAV"). Investments in securities of sufficient credit quality maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds' Board of Directors (the ''Board''), in accordance with methods that are specifically authorized by the Board.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Funds (the "Valuation Procedures") which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a

Fund's Valuation Procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, each Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund's NAV.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the Sub-Adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting rules. A table summarizing each Fund's investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the "Pricing Committee" as established by the Funds' Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio's assets and liabilities. A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments.

For the period ended November 30, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Risk Exposures and the Use of Derivative Instruments. The Funds' investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Funds' use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

E.  Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only, each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds' assets are valued.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund's Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds' Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds' Statements of Operations. Realized gains (losses) are reported in the Funds' Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended November 30, 2013, Core Equity Research, and Corporate Leaders 100 purchased futures contracts on various equity indices to "equitize" cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund's respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds' securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended November 30, 2013, Core Equity Research and Corporate Leaders 100 had average notional values on futures contracts purchased of $1,873,925 and $8,630,090, respectively. Please refer to the table following the Summary Portfolio of Investments for open futures contracts for Corporate Leaders 100 at November 30, 2013. There were no open futures contracts for Core Equity Research at November 30, 2013.

F.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Corporate Leaders 100, Large Cap Growth and Small Company declare and pay dividends annually. Core Equity Research declares and pays dividends semi-annually. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

G.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon ("BNY") provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

K.  Indemnifications. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended November 30, 2013, the cost of purchases and proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Core Equity Research	$103,460,556	$123,704,630
Corporate Leaders 100	47,313,621	35,500,538
Large Cap Growth	50,130,930	36,605,307
Small Company	93,588,597	106,136,933

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement ("Management Agreement") with ING Investments. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Core Equity Research — 0.700% on the first $250 million, 0.650% on the next $250 million, 0.625% on the next $250 million, 0.600% on the next $1.25 billion and 0.550% in excess of $2 billion; for Corporate Leaders 100 — 0.400% on the first $500 million, 0.35% on the next $500 million and 0.30% in excess of $1 billion; for Large Cap Growth — 0.700% on all assets; and for Small Company — 0.850% on the first $250 million, 0.800% on the next $250 million, 0.775% on the next $250 million, 0.750% on the next $1.25 billion and 0.725% in excess of $2 billion.

The Investment Adviser entered into a sub-advisory agreement with ING IM for each of the Funds. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages each Fund's assets in accordance with the Fund's investment objectives, policies, and limitations.

IFS acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from Core Equity Research and Small Company a fee at an annual rate of 0.08% of average daily net assets. For Corporate Leaders 100 and Large Cap Growth, IFS is entitled to receive a fee at an annual rate of 0.10% of average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby the Distributor is compensated by the Funds for expenses incurred in

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares, with the exception of Class I, Class R6, and Class W, of the Funds pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:

	Class A	Class B	Class C		Class O	Class R
Core Equity Research	0.25%	1.00%	1.00%		0.25%	0.50%
Corporate Leaders 100	0.25%	1.00%	1.00	%(1)	0.25%	0.50%
Large Cap Growth	0.25%	N/A	1.00%		N/A	0.50%
Small Company	0.25%	1.00%	1.00%		0.25%	N/A

(1)  The Distributor has agreed to waive 0.25% of the distribution fee through October 1, 2014. Termination or modification of this contractual waiver requires approval by the Board.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, and Class C shares. For the period ended November 30, 2013, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges:
Core Equity Research	$2,915	$—
Corporate Leaders 100	52,904	—
Large Cap Growth	1,609	—
Small Company	2,550	—
Contingent Deferred Sales Charges:
Core Equity Research	$—	$227
Corporate Leaders 100	—	155

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At November 30, 2013, the following affiliated investment companies or indirect, wholly-owned subsidiary of ING U.S., Inc. owned more than 5% of the following Funds:

Affiliated Investment Company/Subsidiary	Fund	Percentage
ING Capital Allocation Fund	Large Cap Growth	20.74%
ING Global Target Payment Fund	Large Cap Growth	13.25
ING National Trust	Core Equity Research	5.74
	Corporate Leaders 100	6.27
	Small Company	6.77

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may direct the Funds' portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate the Funds' equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to the Fund is reflected as brokerage commission recapture in the Statements of Operations.

The Company has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2013, the Funds did not have any payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

ING Investments has entered into a written expense limitation agreement ("Expense Limitation Agreement") with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Core Equity Research(1)	1.25%	2.00%	2.00%	0.89%	1.25%	1.50%	0.74%	1.00%
Corporate Leaders 100	0.90%	1.65%	1.45%	0.65%	0.90%	1.15%	N/A	0.65%
Large Cap Growth(2)	1.15%	N/A	1.90%	0.90%	N/A	1.40%	0.80%	0.90%
Small Company(2)	1.50%	2.25%	2.25%	1.25%	1.50%	N/A	1.04%	1.25%

(1)  Prior to September 30, 2013, the expense limitations were 1.08%, 1.83%, 1.83%, 0.83%, 1.08%, 1.33% and 0.83% for Class A, Class B, Class C, Class I, Class O, Class R and Class W, respectively. Prior to September 30, 2013, pursuant to a side letter agreement, the expense limit for Class I was 0.75%.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

(2)  Pursuant to side letter agreements, through October 1, 2014, the Investment Adviser has agreed to waive expenses so that the expense limit for Class I of Large Cap Growth is 0.85% and the expense limit for Class I of Small Company is 1.04%. These expense limits are subject to possible recoupment. Each side letter agreement will continue unless: (i) the Board approves a modification or termination of each side letter agreement; or (ii) the Management Agreement or the expense limitation agreement has been terminated.

The Investment Adviser may at a later date recoup from a Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for each Fund. As of November 30, 2013, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	November 30,
	2014	2015	2016	Total
Core Equity Research	$539,557	$819,585	$488,706	$1,847,848
Corporate Leaders 100	87,516	132,053	—	219,569
Large Cap Growth	—	104,458	134,593	239,051
Small Company	—	599	724	1,323

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of November 30, 2013, are as follows:

	November 30,
	2014	2015	2016	Total
Core Equity Research
Class A	$—	$—	$26,532	$26,532
Class B	—	—	185	185
Class C	—	—	878	878
Class I	—	19,556	837	20,393
Class 0	—	—	1,780	1,780
Class R	—	—	1	1
Class R6	—	—	273	273
Class W	—	—	959	959
	November 30,
	2014	2015	2016	Total
Corporate Leaders 100
Class A	$—	$—	$152,802	$152,802
Class B	—	—	1,552	1,552
Class C	—	—	20,379	20,379
Class O	—	—	52,701	52,701
Class R	—	—	12,912	12,912
Class W	—	—	2,391	2,391
Large Cap Growth
Class A	—	—	352	352
Class C	—	—	397	397
Class R	—	—	245	245
Class W	—	—	440	440
Small Company
Class I	371,022	430,835	460,761	1,262,618

Each Expense Limitation Agreement is contractual through October 1, 2014 and shall renew automatically for one-year terms unless: (i) ING Investments provides 90 days written notice of its termination; and (ii) such termination is approved by the Board; or (iii) the Management Agreement has been terminated.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, are a party to an unsecured committed revolving line of credit agreement (the "Credit Agreement") with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the period ended November 30, 2013:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Core Equity Research	1	$2,135,000	1.08%
Small Company	4	735,000	1.08

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Core Equity Research
Class A
11/30/13	198,074	—	61,773	(1,247,910)	(988,063)	3,183,800	—	924,137	(19,810,577)	(15,702,640)
5/31/13	1,008,420	—	230,265	(3,592,529)	(2,353,844)	13,515,957	—	2,986,995	(48,894,678)	(32,391,726)
Class B
11/30/13	8,041	—	—	(20,851)	(12,810)	123,287	—	—	(322,634)	(199,347)
5/31/13	8,865	—	455	(108,160)	(98,840)	115,870	—	5,926	(1,405,609)	(1,283,813)
Class C
11/30/13	43,514	—	—	(56,883)	(13,369)	665,749	—	—	(872,728)	(206,979)
5/31/13	57,589	—	2,282	(111,941)	(52,070)	775,368	—	29,237	(1,494,447)	(689,842)
Class I
11/30/13	137,462	—	13,882	(1,098,839)	(947,495)	2,169,426	—	208,362	(17,492,646)	(15,114,858)
5/31/13	1,032,022	—	35,920	(670,982)	396,960	14,193,356	—	467,525	(9,014,786)	5,646,095
Class O
11/30/13	140,828	—	70	(129,252)	11,646	2,205,719	—	1,050	(2,047,970)	158,799
5/31/13	286,624	—	265	(358,201)	(71,312)	3,881,117	—	3,433	(4,929,726)	(1,045,176)
Class R
11/30/13	—	—	—	—	—	—	—	—	—	—
5/31/13	—	—	—	—	—	—	—	—	—	—
Class R6
9/30/2013 - 11/30/2013	814,002	—	—	(757,260)	56,742	13,338,217	—	—	(12,638,640)	699,577
Class W
11/30/13	393,092	—	3,206	(109,709)	286,589	6,307,712	—	48,030	(1,757,660)	4,598,082
5/31/13	733,309	—	5,127	(280,884)	457,552	10,218,148	—	66,958	(3,848,825)	6,436,281
Corporate Leaders 100
Class A
11/30/13	867,582	—	—	(824,845)	42,737	12,734,347	—	—	(12,047,389)	686,958
5/31/13	579,775	15,735,727	144,980	(2,799,472)	13,661,010	7,365,840	179,682,662	1,745,216	(44,215,340)	144,578,378
Class B
11/30/13	2,842	—	—	(15,541)	(12,699)	41,279	—	—	(224,496)	(183,217)
5/31/13	1,443	163,717	1,122	(47,341)	118,941	18,197	1,868,522	13,479	(2,533,835)	(633,637)
Class C
11/30/13	526,043	—	—	(124,213)	401,830	7,757,670	—	—	(1,811,338)	5,946,332
5/31/13	263,721	1,779,192	13,608	(311,309)	1,745,212	3,245,893	20,317,331	163,454	(17,117,808)	6,608,870
Class I
11/30/13	1,246,144	—	—	(828,687)	417,457	18,541,183	—	—	(12,107,953)	6,433,230
5/31/13	7,362,110	694,763	87,636	(1,094,510)	7,049,999	88,477,778	7,918,519	1,053,637	(46,650,764)	50,799,170
Class O
11/30/13	178,698	—	—	(274,626)	(95,928)	2,606,070	—	—	(4,010,339)	(1,404,269)
5/31/13	541,836	5,246,649	2,496	(766,987)	5,023,994	23,253,925	59,815,226	30,048	(9,655,525)	73,443,674
Class R
11/30/13	435,990	—	—	(42,382)	393,608	6,360,860	—	—	(609,607)	5,751,253
5/31/13	464,828	941,193	10,320	(150,476)	1,265,865	11,278,244	10,715,819	123,891	(1,878,182)	20,239,772
Class W
11/30/13	239,658	—	—	(21,197)	218,461	3,532,995	—	—	(314,947)	3,218,048
5/31/13	59,900	288	3,173	(57,912)	5,449	737,906	3,291	37,449	(713,679)	64,967
Large Cap Growth
Class A
11/30/13	68,259	—	—	(18,532)	49,727	855,621	—	—	(234,117)	621,504
5/31/13	58,802	—	105	(4,672)	54,235	626,596	—	1,076	(49,438)	578,234
Class C
11/30/13	29,844	—	—	(1,324)	28,520	372,823	—	—	(16,380)	356,443
5/31/13	59,489	—	44	(314)	59,219	622,307	—	448	(3,235)	619,520
Class I
11/30/13	899,627	—	—	(2,646,084)	(1,746,457)	11,024,508	—	—	(31,310,565)	(20,286,057)
5/31/13	5,574,649	—	21,158	(2,606,518)	2,989,289	59,764,708	—	218,141	(27,856,833)	32,126,016

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Large Cap Growth (continued)
Class R
11/30/13	12,969	—	—	(4,471)	8,498	154,641	—	—	(54,622)	100,019
5/31/13	24,255	—	56	(8,362)	15,949	245,837	—	581	(87,703)	158,715
Class R6
11/30/13	3,313,044	—	—	(529,579)	2,783,465	39,975,657	—	—	(6,450,924)	33,524,733
5/31/2013(1) - 5/31/2013	258	—	—	—	258	3,000	—	—	—	3,000
Class W
11/30/13	62,802	—	—	(14,793)	48,009	745,750	—	—	(187,381)	558,369
5/31/13	91,088	—	179	(10,438)	80,829	980,029	—	1,845	(109,528)	872,346
Small Company
Class A
11/30/13	132,876	—	—	(336,565)	(203,689)	2,169,988	—	—	(5,414,452)	(3,244,464)
5/31/13	288,302	—	305,653	(1,510,568)	(916,613)	3,995,109	—	3,909,299	(20,809,170)	(12,904,762)
Class B
11/30/13	—	—	—	(9,972)	(9,972)	—	—	—	(145,520)	(145,520)
5/31/13	2,245	—	6,845	(38,006)	(28,916)	27,909	—	80,363	(480,486)	(372,214)
Class C
11/30/13	31,454	—	—	(42,384)	(10,930)	467,468	—	—	(619,332)	(151,864)
5/31/13	44,144	—	33,146	(93,621)	(16,331)	564,904	—	385,158	(1,183,570)	(233,508)
Class I
11/30/13	3,370,473	—	—	(4,444,354)	(1,073,881)	60,080,952	—	—	(78,616,206)	(18,535,254)
5/31/13	10,172,468	—	1,785,328	(6,514,210)	5,443,586	153,030,573	—	25,190,985	(99,322,431)	78,899,127
Class O
11/30/13	6,938	—	—	(6,738)	200	110,877	—	—	(107,927)	2,950
5/31/13	28,313	—	—	(30,813)	(2,500)	382,902	—	—	(428,877)	(45,975)
Class R6
11/30/13	674,483	—	—	(54,111)	620,372	11,368,631	—	—	(948,080)	10,420,551
5/31/2013(1) - 5/31/2013	180	—	—	—	180	3,000	—	—	—	3,000
Class W
11/30/13	6,711	—	—	(12,076)	(5,365)	115,916	—	—	(218,239)	(102,323)
5/31/13	25,424	—	5,125	(61,166)	(30,617)	388,521	—	72,212	(893,451)	(432,718)

(1) Commencement of operations

NOTE 11 — SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At November 30, 2013, the following Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Cash Collateral Received
Small Company	$19,112,076	$19,628,482

NOTE 12 — REORGANIZATIONS

On July 21, 2012, Corporate Leaders 100 ("Acquiring Fund") acquired all of the net assets of ING Index Plus LargeCap Fund ("Acquired Fund"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders on June 28, 2012. The purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and fund holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on June 1, 2012, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund's pro forma results of operations for the year ended May 31, 2013, are as follows:

Net investment income	$5,347,323
Net realized and unrealized loss on investments	$121,992,791
Net increase in net assets resulting from operations	$127,340,114

Because the combined investment Funds have been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund's statement of operations since July 21, 2012. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Unrealized Appreciation (000s)	Fund Conversion Ratio
Corporate Leaders 100	ING Index Plus LargeCap Fund	$11,943	$280,321	$72,197	$35,563	1.3579

The net assets of Corporate Leaders 100 after the acquisition were $292,264,293.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals, and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended November 30, 2013	Year Ended May 31, 2013
	Ordinary Income	Ordinary Income	Long-term Capital Gains
Core Equity Research	$1,362,237	$4,187,617	$—
Corporate Leaders 100	—	2,810,490	1,349,515
Large Cap Growth	—	223,693	—
Small Company	—	13,338,224	17,152,867

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the "Act") provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds' pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Core Equity Research	$1,247,511	$—	$—	$104,347,677	$(18,823,441)	2016
					(26,664,329)	2017
					(9,719,584)	2018
					$(55,207,354)*
Corporate Leaders 100	2,377,220	—	(1,226,927)	103,146,787	(6,281,658)	2015
					(61,368,081)	2017
					$(67,649,739)*
Large Cap Growth	371,262	39,395	—	8,659,451	—	—
Small Company	9,165,704	11,686,625	—	58,562,022	(2,192,250)	2016
					(730,750)	2017
					(730,750)	2018
					$(3,653,750)*

*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Funds' major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of November 30, 2013, no provision for income tax is required in the Funds' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see the Funds' most recent Prospectus and/or the Statement of Additional Information.

Foreign Investments and/or Developing and Emerging Markets (All Funds except Corporate Leaders 100). There are certain risks in owning foreign (non-U.S.) securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 14 — CONCENTRATION OF INVESTMENT RISK (continued)

those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Investment by Funds-of-Funds (Large Cap Growth). As an underlying fund ("Underlying Fund") of a fund-of-fund, shares of the Underlying Fund may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 15 — RESTRUCTURING PLAN

In October 2009, ING Groep submitted a restructuring plan (the "Restructuring Plan") to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the "Separation Plan").

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the "IPO"). On September 13, 2013, ING U.S. filed a new Registration

Statement on Form S-1 with the SEC in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep's remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep's divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Funds. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Funds, as applicable, in connection with the IPO. Shareholders of each Fund approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains "control" (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 15 — RESTRUCTURING PLAN (continued)

services, diversion of management's attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser's loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Funds and their operations.

NOTE 16 — SUBSEQUENT EVENTS

Dividends: Subsequent to November 30, 2013, the Funds declared and paid dividends and distributions of:

	Type	Per Share Amount	Payable Date	Record Date
Core Equity Research
Class A	NII	$ 0.0721	December 18, 2013	December 16, 2013
Class B	NII	$ 0.0074	December 18, 2013	December 16, 2013
Class C	NII	$ 0.0138	December 18, 2013	December 16, 2013
Class I	NII	$ 0.0996	December 18, 2013	December 16, 2013
Class O	NII	$ 0.0726	December 18, 2013	December 16, 2013
Class R	NII	$ 0.0566	December 18, 2013	December 16, 2013
Class R6	NII	$ 0.0978	December 18, 2013	December 16, 2013
Class W	NII	$ 0.0947	December 18, 2013	December 16, 2013
All Classes	NII	$ 0.0043	January 2, 2014	December 30, 2013
Corporate Leaders 100
Class A	NII	$ 0.1740	December 18, 2013	December 16, 2013
Class B	NII	$ 0.0529	December 18, 2013	December 16, 2013
Class C	NII	$ 0.1225	December 18, 2013	December 16, 2013
Class I	NII	$ 0.2222	December 18, 2013	December 16, 2013
Class O	NII	$ 0.1732	December 18, 2013	December 16, 2013
Class R	NII	$ 0.1567	December 18, 2013	December 16, 2013
Class W	NII	$ 0.2151	December 18, 2013	December 16, 2013
Large Cap Growth
Class A	NII	$ 0.0256	December 18, 2013	December 16, 2013
Class C	NII	$ —	December 18, 2013	December 16, 2013
Class I	NII	$ 0.0395	December 18, 2013	December 16, 2013
Class R	NII	$ —	December 18, 2013	December 16, 2013
Class R6	NII	$ 0.0399	December 18, 2013	December 16, 2013
Class W	NII	$ 0.0385	December 18, 2013	December 16, 2013
All Classes	STCG	$ 0.1646	December 18, 2013	December 16, 2013
All Classes	LTCG	$ 0.0395	December 18, 2013	December 16, 2013
Small Company
All Classes	STCG	$ 0.5587	December 18, 2013	December 16, 2013
All Classes	LTCG	$ 1.0513	December 18, 2013	December 16, 2013

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORE EQUITY RESEARCH FUND   AS OF NOVEMBER 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.5%
		Consumer Discretionary: 11.6%
168,800		Best Buy Co., Inc.	$6,844,840	1.5
162,600		Comcast Corp. - Class A	8,108,862	1.8
119,179		Macy's, Inc.	6,347,474	1.4
87,300		Nike, Inc.	6,908,922	1.5
99,500		Starbucks Corp.	8,105,270	1.8
97,700		Walt Disney Co.	6,891,758	1.5
169,504		Other Securities	9,450,785	2.1
			52,657,911	11.6
		Consumer Staples: 10.6%
64,700		Costco Wholesale Corp.	8,115,321	1.8
89,600		CVS Caremark Corp.	5,999,616	1.3
59,500		Estee Lauder Cos., Inc.	4,460,120	1.0
88,200		Kraft Foods Group, Inc.	4,685,184	1.0
133,800		Mondelez International, Inc.	4,486,314	1.0
98,300		Procter & Gamble Co.	8,278,826	1.8
88,300		Whole Foods Market, Inc.	4,997,780	1.1
135,800		Other Securities	7,487,658	1.6
			48,510,819	10.6
		Energy: 10.3%
141,200		Canadian Natural Resources Ltd.	4,648,304	1.0
28,900		EOG Resources, Inc.	4,768,500	1.1
69,820		ExxonMobil Corp.	6,526,774	1.4
94,600		Halliburton Co.	4,983,528	1.1
54,800		Hess Corp.	4,445,924	1.0
57,000		Occidental Petroleum Corp.	5,412,720	1.2
77,400		Royal Dutch Shell PLC - Class A ADR	5,162,580	1.1
179,800		Other Securities	10,940,623	2.4
			46,888,953	10.3
		Financials: 16.3%
56,400		Ameriprise Financial, Inc.	6,105,300	1.3
94,800		Arthur J. Gallagher & Co.	4,411,992	1.0
598,800		Bank of America Corp.	9,473,016	2.1
170,320		Citigroup, Inc.	9,013,334	2.0
286,800		Fifth Third Bancorp.	5,827,776	1.3
168,700	@	Invesco Ltd.	5,879,195	1.3
175,398		JPMorgan Chase & Co.	10,036,274	2.2
100,100		Prudential Financial, Inc.	8,884,876	1.9
53,800		Travelers Cos., Inc.	4,881,812	1.1
171,134	@	XL Group PLC	5,474,577	1.2
88,800		Other Securities	4,095,456	0.9
			74,083,608	16.3
Shares			Value	Percentage of Net Assets
		Health Care: 11.0%
44,300	@	Actavis PLC	$7,224,001	1.6
64,100		Amgen, Inc.	7,312,528	1.6
116,000	@	Gilead Sciences, Inc.	8,677,960	1.9
127,200		HCA Holdings, Inc.	5,904,624	1.3
141,600		Johnson & Johnson	13,403,856	2.9
49,100		Zimmer Holdings, Inc.	4,488,231	1.0
81,100		Other Securities	3,097,209	0.7
			50,108,409	11.0
		Industrials: 12.5%
66,600		Boeing Co.	8,941,050	2.0
81,600		Fluor Corp.	6,349,296	1.4
64,500		General Dynamics Corp.	5,912,070	1.3
49,263		Union Pacific Corp.	7,982,576	1.7
123,300		Waste Connections, Inc.	5,417,802	1.2
251,900		Other Securities	22,241,155	4.9
			56,843,949	12.5
		Information Technology: 17.2%
51,400	@	Ansys, Inc.	4,403,438	1.0
32,948		Apple, Inc.	18,321,394	4.0
68,300	@	Cognizant Technology Solutions Corp.	6,412,687	1.4
245,400		EMC Corp.	5,852,790	1.3
11,900	@	Google, Inc. - Class A	12,609,121	2.8
27,100		International Business Machines Corp.	4,869,328	1.1
139,100		NetApp, Inc.	5,737,875	1.3
262,000		Oracle Corp.	9,245,980	2.0
416,300		Other Securities	10,834,533	2.3
			78,287,146	17.2
		Materials: 3.2%
119,100		International Paper Co.	5,556,015	1.2
49,700		Monsanto Co.	5,632,501	1.3
57,800		Other Securities	3,244,314	0.7
			14,432,830	3.2
		Telecommunication Services: 2.3%
211,700		Verizon Communications, Inc.	10,504,554	2.3
		Utilities: 2.5%
50,500		Sempra Energy	4,466,220	1.0
189,100		Other Securities	6,922,821	1.5
			11,389,041	2.5
		Total Common Stock (Cost $320,150,778)	443,707,220	97.5

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORE EQUITY RESEARCH FUND   AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.4%
	Mutual Funds: 2.4%
11,067,079	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%†† (Cost $11,067,079)	$11,067,079	2.4
	Total Short-Term Investments (Cost $11,067,079)	11,067,079	2.4
	Total Investments in Securities (Cost $331,217,857)	$454,774,299	99.9
	Assets in Excess of Other Liabilities	274,194	0.1
	Net Assets	$455,048,493	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††  Rate shown is the 7-day yield as of November 30, 2013.

@  Non-income producing security

ADR  American Depositary Receipt

  Cost for federal income tax purposes is $332,876,957.

  Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$125,827,955
Gross Unrealized Depreciation	(3,930,613)
Net Unrealized Appreciation	$121,897,342

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2013
Asset Table
Investments, at fair value
Common Stock*	$443,707,220	$—	$—	$443,707,220
Short-Term Investments	11,067,079	—	—	11,067,079
Total Investments, at fair value	$454,774,299	$—	$—	$454,774,299

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund's Statement of Operations for the period ended November 30, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(51,788)
Total	$(51,788)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$37,504
Total	$37,504

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORPORATE LEADERS 100 FUND   AS OF NOVEMBER 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.2%
		Consumer Discretionary: 12.4%
14,023	@	Amazon.com, Inc.	$5,519,733	1.1
99,036		Comcast Corp. - Class A	4,938,925	1.0
121,827	@	General Motors Co.	4,718,360	1.0
58,331		Home Depot, Inc.	4,705,562	0.9
60,169		Nike, Inc.	4,761,775	1.0
57,305		Starbucks Corp.	4,668,065	1.0
67,969		Walt Disney Co.	4,794,533	1.0
667,695		Other Securities	26,574,565	5.4
			60,681,518	12.4
		Consumer Staples: 10.7%
127,653		Altria Group, Inc.	4,720,608	1.0
73,934		Colgate-Palmolive Co.	4,865,596	1.0
38,290		Costco Wholesale Corp.	4,802,715	1.0
76,659		CVS Caremark Corp.	5,133,087	1.0
139,291		Mondelez International, Inc.	4,670,427	1.0
57,388		Procter & Gamble Co.	4,833,217	1.0
81,285		Walgreen Co.	4,812,072	1.0
59,587		Wal-Mart Stores, Inc.	4,827,143	1.0
221,372		Other Securities	13,643,693	2.7
			52,308,558	10.7
		Energy: 10.2%
51,373		Apache Corp.	4,700,116	0.9
50,989		ExxonMobil Corp.	4,766,452	1.0
91,566		Halliburton Co.	4,823,697	1.0
56,799		National Oilwell Varco, Inc.	4,629,118	1.0
440,550		Other Securities	30,921,259	6.3
			49,840,642	10.2
		Financials: 14.6%
86,760		Allstate Corp.	4,708,465	1.0
58,386		American Express Co.	5,009,519	1.0
318,764		Bank of America Corp.	5,042,847	1.0
146,522		Bank of New York Mellon Corp.	4,937,791	1.0
90,629		Citigroup, Inc.	4,796,087	1.0
27,719		Goldman Sachs Group, Inc.	4,682,848	1.0
84,818		JPMorgan Chase & Co.	4,853,286	1.0
93,854		Metlife, Inc.	4,898,240	1.0
163,620		Morgan Stanley	5,121,306	1.0
121,392		US Bancorp.	4,760,994	1.0
106,537		Wells Fargo & Co.	4,689,759	1.0
222,540		Other Securities	18,009,354	3.6
			71,510,496	14.6
		Health Care: 11.7%
133,701		Abbott Laboratories	5,106,041	1.0
99,952		AbbVie, Inc.	4,842,675	1.0
Shares			Value	Percentage of Net Assets
95,906		Bristol-Myers Squibb Co.	$4,927,650	1.0
69,734	@	Gilead Sciences, Inc.	5,216,801	1.1
51,088		Johnson & Johnson	4,835,990	1.0
83,601		Medtronic, Inc.	4,792,009	1.0
92,715		Merck & Co., Inc.	4,619,988	1.0
153,422		Pfizer, Inc.	4,868,080	1.0
255,183		Other Securities	18,025,097	3.6
			57,234,331	11.7
		Industrials: 13.8%
36,857		3M Co.	4,920,778	1.0
37,316		Boeing Co.	5,009,673	1.0
38,946		FedEx Corp.	5,401,810	1.1
50,186		General Dynamics Corp.	4,600,049	1.0
184,234		General Electric Co.	4,911,678	1.0
53,013		Honeywell International, Inc.	4,692,181	1.0
34,284		Lockheed Martin Corp.	4,857,014	1.0
56,959		Norfolk Southern Corp.	4,994,735	1.0
56,272		Raytheon Co.	4,990,201	1.0
28,296		Union Pacific Corp.	4,585,084	1.0
48,558		United Parcel Service, Inc. - Class B	4,971,368	1.0
161,664		Other Securities	13,538,481	2.7
			67,473,052	13.8
		Information Technology: 14.4%
59,804	@	Accenture PLC	4,633,016	1.0
9,179		Apple, Inc.	5,104,166	1.0
5,056	@	Google, Inc. - Class A	5,357,287	1.1
209,297		Hewlett-Packard Co.	5,724,273	1.2
6,499		Mastercard, Inc.	4,944,504	1.0
133,098		Microsoft Corp.	5,075,027	1.0
65,759		Qualcomm, Inc.	4,838,547	1.0
110,330		Texas Instruments, Inc.	4,744,190	1.0
22,953		Visa, Inc.	4,670,017	1.0
786,834		Other Securities	25,583,712	5.1
			70,674,739	14.4
		Materials: 3.8%
75,087		EI Du Pont de Nemours & Co.	4,608,840	1.0
41,956		Monsanto Co.	4,754,873	1.0
246,134		Other Securities	9,034,615	1.8
			18,398,328	3.8
		Telecommunication Services: 1.9%
94,274		Verizon Communications, Inc.	4,677,876	1.0
130,395		Other Securities	4,591,208	0.9
			9,269,084	1.9

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORPORATE LEADERS 100 FUND   AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets
	Utilities: 2.7%
101,999	American Electric Power Co., Inc.	$4,800,073	1.0
256,452	Other Securities	8,375,557	1.7
		13,175,630	2.7
	Total Common Stock (Cost $322,048,967)	470,566,378	96.2
SHORT-TERM INVESTMENTS: 3.3%
	Mutual Funds: 3.3%
15,982,068	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%†† (Cost $15,982,068)	15,982,068	3.3
	Total Short-Term Investments (Cost $15,982,068)	15,982,068	3.3
	Total Investments in Securities (Cost $338,031,035)	$486,548,446	99.5
	Assets in Excess of Other Liabilities	2,222,678	0.5
	Net Assets	$488,771,124	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††  Rate shown is the 7-day yield as of November 30, 2013.

@  Non-income producing security

  Cost for federal income tax purposes is $343,414,593.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$150,142,471
Gross Unrealized Depreciation	(7,008,618)
Net Unrealized Appreciation	$143,133,853

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2013
Asset Table
Investments, at fair value
Common Stock*	$470,566,378	$—	$—	$470,566,378
Short-Term Investments	15,982,068	—	—	15,982,068
Total Investments, at fair value	$486,548,446	$—	$—	$486,548,446
Other Financial Instruments+
Futures	$600,235	$—	$—	$600,235
Total Assets	$487,148,681	$—	$—	$487,148,681

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

*  For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

ING Corporate Leaders 100 Fund Open Futures Contracts on November 30, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	165	12/20/13	$14,883,825	$600,235
			$14,883,825	$600,235

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORPORATE LEADERS 100 FUND   AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of November 30, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets - Unrealized appreciation*	$600,235
Total Asset Derivatives		$600,235

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund's Statement of Operations for the period ended November 30, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$724,250
Total	$724,250
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$431,685
Total	$431,685

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING LARGE CAP GROWTH FUND   AS OF NOVEMBER 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.1%
		Consumer Discretionary: 23.0%
35,596		Best Buy Co., Inc.	$1,443,418	1.3
22,631		CBS Corp. - Class B	1,325,271	1.2
2,372	@	Chipotle Mexican Grill, Inc.	1,242,596	1.2
50,220		Comcast Corp. - Class A	2,504,472	2.3
26,835	@	Delphi Automotive PLC	1,571,189	1.5
21,055	@	Discovery Communications, Inc. - Class A	1,837,470	1.7
28,938		Gap, Inc.	1,185,590	1.1
33,087		Home Depot, Inc.	2,669,128	2.5
6,854	@	Liberty Media Corp.	1,051,815	1.0
20,770		Macy's, Inc.	1,106,210	1.0
27,393		Nike, Inc.	2,167,882	2.0
905	@	Priceline.com, Inc.	1,079,059	1.0
30,707		Starbucks Corp.	2,501,392	2.3
11,520	@	Ulta Salon Cosmetics & Fragrance, Inc.	1,462,349	1.4
22,582		Walt Disney Co.	1,592,934	1.5
			24,740,775	23.0
		Consumer Staples: 12.1%
33,955		Coca-Cola Enterprises, Inc.	1,424,073	1.3
12,494		Costco Wholesale Corp.	1,567,122	1.5
33,461		CVS Caremark Corp.	2,240,549	2.1
21,460		Estee Lauder Cos., Inc.	1,608,642	1.5
13,387		Hershey Co.	1,297,066	1.2
13,195		Mead Johnson Nutrition Co.	1,115,110	1.0
29,377		PepsiCo, Inc.	2,481,181	2.3
23,047		Whole Foods Market, Inc.	1,304,460	1.2
			13,038,203	12.1
		Energy: 4.4%
11,497		Anadarko Petroleum Corp.	1,021,164	1.0
10,907		EOG Resources, Inc.	1,799,655	1.7
35,565		Halliburton Co.	1,873,564	1.7
			4,694,383	4.4
		Financials: 5.7%
12,900		Ameriprise Financial, Inc.	1,396,425	1.3
5,631		Blackrock, Inc.	1,704,785	1.6
14,791		Prudential Financial, Inc.	1,312,849	1.2
14,795		Travelers Cos., Inc.	1,342,499	1.2
6,600		Other Securities	444,378	0.4
			6,200,936	5.7
Shares			Value	Percentage of Net Assets
		Health Care: 12.1%
8,236	@	Actavis PLC	$1,343,045	1.3
13,139		Allergan, Inc.	1,275,140	1.2
15,619		Amgen, Inc.	1,781,815	1.7
12,822	@	Celgene Corp.	2,074,215	1.9
42,372	@	Gilead Sciences, Inc.	3,169,849	2.9
13,219		McKesson Corp.	2,192,900	2.0
26,498	@	Mylan Laboratories	1,169,357	1.1
			13,006,321	12.1
		Industrials: 11.5%
23,650		Ametek, Inc.	1,164,053	1.1
15,100	@	BE Aerospace, Inc.	1,313,700	1.2
24,850		Danaher Corp.	1,858,780	1.7
22,075		Flowserve Corp.	1,575,714	1.5
20,637	@	Ingersoll-Rand PLC - Class A	1,473,895	1.4
11,283		Roper Industries, Inc.	1,463,405	1.3
11,461		Union Pacific Corp.	1,857,140	1.7
29,861		Other Securities	1,715,815	1.6
			12,422,502	11.5
		Information Technology: 24.7%
7,758		Apple, Inc.	4,313,991	4.0
20,216	@	Cognizant Technology Solutions Corp.	1,898,080	1.8
93,763		EMC Corp.	2,236,247	2.1
41,370	@	Facebook, Inc.	1,944,804	1.8
4,791	@	Google, Inc. - Class A	5,076,496	4.7
28,567		Intuit, Inc.	2,120,528	2.0
1,433		Mastercard, Inc.	1,090,241	1.0
27,893		NetApp, Inc.	1,150,586	1.1
86,972		Oracle Corp.	3,069,242	2.8
15,358		Visa, Inc.	3,124,739	2.9
23,038		Other Securities	556,828	0.5
			26,581,782	24.7
		Materials: 3.6%
30,287		International Paper Co.	1,412,888	1.3
22,030		Monsanto Co.	2,496,660	2.3
			3,909,548	3.6
		Total Common Stock (Cost $85,327,956)	104,594,450	97.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING LARGE CAP GROWTH FUND   AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.5%
	Mutual Funds: 2.5%
2,666,277	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%†† (Cost $2,666,277)	$2,666,277	2.5
	Total Short-Term Investments (Cost $2,666,277)	2,666,277	2.5
	Total Investments in Securities (Cost $87,994,233)	$107,260,727	99.6
	Assets in Excess of Other Liabilities	382,432	0.4
	Net Assets	$107,643,159	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††  Rate shown is the 7-day yield as of November 30, 2013.

@  Non-income producing security

  Cost for federal income tax purposes is $88,517,391.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$19,376,984
Gross Unrealized Depreciation	(633,648)
Net Unrealized Appreciation	$18,743,336

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2013
Asset Table
Investments, at fair value
Common Stock*	$104,594,450	$—	$—	$104,594,450
Short-Term Investments	2,666,277	—	—	2,666,277
Total Investments, at fair value	$107,260,727	$—	$—	$107,260,727

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND   AS OF NOVEMBER 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.7%
		Consumer Discretionary: 14.7%
60,972	@	Bally Technologies, Inc.	$4,546,682	0.8
102,300		Cheesecake Factory	4,987,125	0.9
187,367	@	Express, Inc.	4,611,102	0.9
174,300		Finish Line	4,603,263	0.8
92,800	@	Jack in the Box, Inc.	4,394,080	0.8
165,230		La-Z-Boy, Inc.	4,834,630	0.9
150,500		Wolverine World Wide, Inc.	4,952,955	0.9
1,313,707		Other Securities (a)	46,811,199	8.7
			79,741,036	14.7
		Consumer Staples: 2.0%
55,680		Casey's General Stores, Inc.	4,143,706	0.8
271,077		Other Securities	6,521,039	1.2
			10,664,745	2.0
		Energy: 5.5%
153,900	@,L	Bill Barrett Corp.	4,138,371	0.7
147,800	@	EPL Oil & Gas, Inc.	4,234,470	0.8
546,900	@	Key Energy Services, Inc.	4,287,696	0.8
99,519	@	Unit Corp.	4,792,835	0.9
1,285,150		Other Securities (a)	12,412,422	2.3
			29,865,794	5.5
		Financials: 22.0%
269,309		CubeSmart	4,368,192	0.8
614,365		DCT Industrial Trust, Inc.	4,583,163	0.8
179,263		First American Financial Corp.	4,743,299	0.9
225,546		FirstMerit Corp.	5,178,536	1.0
156,710		LaSalle Hotel Properties	4,908,157	0.9
67,711		MarketAxess Holdings, Inc.	4,764,823	0.9
70,109		Prosperity Bancshares, Inc.	4,496,090	0.8
307,100		Radian Group, Inc.	4,379,246	0.8
381,300		Susquehanna Bancshares, Inc.	4,800,567	0.9
41,220	@	SVB Financial Group	4,173,113	0.8
169,100		Webster Financial Corp.	4,985,068	0.9
98,441		Wintrust Financial Corp.	4,465,284	0.8
1,949,554		Other Securities (a)	63,043,231	11.7
			118,888,769	22.0
Shares			Value	Percentage of Net Assets
		Health Care: 9.6%
162,534		Healthsouth Corp.	$5,817,092	1.1
1,330,019		Other Securities (a)	45,975,290	8.5
			51,792,382	9.6
		Industrials: 19.0%
142,126		Actuant Corp.	5,554,284	1.0
134,342		Barnes Group, Inc.	4,903,483	0.9
328,064	@	Blount International, Inc.	4,753,647	0.9
188,800		Brady Corp.	5,915,104	1.1
84,400		Curtiss-Wright Corp.	4,453,788	0.8
288,000		Heartland Express, Inc.	5,279,040	1.0
115,528	@	HUB Group, Inc.	4,347,319	0.8
234,800	@	Orbital Sciences Corp.	5,513,104	1.0
46,000	@	Teledyne Technologies, Inc.	4,265,580	0.8
78,296		Toro Co.	4,831,646	0.9
71,100		Watts Water Technologies, Inc.	4,274,532	0.8
101,477		Woodward Governor Co.	4,353,363	0.8
1,258,950		Other Securities (a)	44,290,597	8.2
			102,735,487	19.0
		Information Technology: 15.5%
235,600	@	Aruba Networks, Inc.	4,203,104	0.8
125,733	@	Cardtronics, Inc.	5,354,969	1.0
59,200	@	Commvault Systems, Inc.	4,431,120	0.8
86,900		j2 Global, Inc.	4,168,593	0.8
78,578	@	Micros Systems, Inc.	4,221,210	0.8
154,450	@	Progress Software Corp.	4,068,213	0.7
154,200	@	PTC, Inc.	5,017,668	0.9
2,779,084		Other Securities (a)	52,345,377	9.7
			83,810,254	15.5
		Materials: 4.9%
278,820		Commercial Metals Co.	5,414,684	1.0
136,200		HB Fuller Co.	6,977,526	1.3
72,800		Minerals Technologies, Inc.	4,324,320	0.8
251,600		Zep, Inc.	4,845,816	0.9
433,907		Other Securities (a)	4,961,811	0.9
			26,524,157	4.9
		Utilities: 2.5%
113,100		El Paso Electric Co.	4,074,993	0.7
231,920		Other Securities	9,695,832	1.8
			13,770,825	2.5
		Total Common Stock (Cost $414,918,569)	517,793,449	95.7

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND   AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.6%
75,400	iShares Russell 2000 Index Fund	$8,558,654	1.6
	Total Exchange- Traded Funds (Cost $6,533,627)	8,558,654	1.6
	Total Long-Term Investments (Cost $421,452,196)	526,352,103	97.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.2%
	Securities Lending Collateralcc(1): 3.6%
$4,661,785	Citigroup, Inc., Repurchase Agreement dated 11/29/13, 0.09%, due 12/02/13 (Repurchase Amount $4,661,819, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.500%-8.000%, Market Value plus accrued interest $4,755,022, due 11/01/14-07/15/53)	4,661,785	0.9
4,661,785	Daiwa Capital Markets, Repurchase Agreement dated 11/29/13, 0.11%, due 12/02/13 (Repurchase Amount $4,661,827, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $4,755,031, due 05/25/17-03/01/48)	4,661,785	0.8
Principal Amount†		Value	Percentage of Net Assets
$4,661,785	Deutsche Bank AG, Repurchase Agreement dated 11/29/13, 0.09%, due 12/02/13 (Repurchase Amount $4,661,819, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $4,755,021, due 04/24/14-11/20/43)	$4,661,785	0.8
981,342	JPMorgan Chase & Co., Repurchase Agreement dated 11/29/13, 0.07%, due 12/02/13 (Repurchase Amount $981,348, collateralized by various U.S. Government Securities, 0.625%-3.625%, Market Value plus accrued interest $1,000,972, due 01/15/25-02/15/43)	981,342	0.2
4,661,785	Royal Bank of Canada, Repurchase Agreement dated 11/29/13, 0.08%, due 12/02/13 (Repurchase Amount $4,661,816, collateralized by various U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $4,755,023, due 01/31/14-10/01/43)	4,661,785	0.9
		19,628,482	3.6

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND   AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.6%
13,825,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%†† (Cost $13,825,000)	$13,825,000	2.6
	Total Short-Term Investments (Cost $33,453,482)	33,453,482	6.2
	Total Investments in Securities (Cost $454,905,678)	$559,805,585	103.5
	Liabilities in Excess of Other Assets	(18,894,382)	(3.5)
	Net Assets	$540,911,203	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2013.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

††  Rate shown is the 7-day yield as of November 30, 2013.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at November 30, 2013.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

  Cost for federal income tax purposes is $454,935,109.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$121,470,779
Gross Unrealized Depreciation	(16,600,303)
Net Unrealized Appreciation	$104,870,476

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2013
Asset Table
Investments, at fair value
Common Stock*	$517,793,449	$—	$—	$517,793,449
Exchange-Traded Funds	8,558,654	—	—	8,558,654
Short-Term Investments	13,825,000	19,628,482	—	33,453,482
Total Investments, at fair value	$540,177,103	$19,628,482	$—	$559,805,585

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of ING Core Equity Research Fund, ING Corporate Leaders 100 Fund and ING Core Equity Research Fund was held June 6, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1  To approve a new investment advisory agreement for each Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2  To approve a new investment sub-advisory agreement between ING Investments and ING IM prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

3  To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of such Fund's shareholders.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Core Equity Research Fund	1	*	13,358,956.394	931,895.062	1,246,513.408	3,622,261.142	19,159,626.006
	2	*	13,306,266.076	994,601.365	1,236,497.923	3,622,260.642	19,159,626.006
	3	*	12,680,548.152	1,600,804.157	1,256,012.556	3,622,261.141	19,159,626.006

*  Proposals deferred; adjourned to June 12, 2013

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Corporate Leaders 100 Fund	3	**	12,540,056.144	825,860.760	558,527.069	4,617,615.044	18,542,059.017

**  Proposals passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Small Company Fund	1	**	12,236,886.595	496,227.776	449,432.364	2,562,961.464	15,745,508.199
	2	**	12,203,255.182	516,799.707	462,491.846	2,562,961.464	15,745,508.199
	3	**	11,991,039.561	717,013.759	474,493.665	2,562,961.214	15,745,508.199

**  Proposals passed

A special meeting of shareholders of ING Core Equity Research Fund was held June 12, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Core Equity Research Fund	1	***	13,595,316.321	936,756.067	1,263,722.059	3,456,893.828	19,252,688.275
	2	***	13,542,614.548	999,428.557	1,253,751.842	3,456,893.328	19,252,688.275
	3	***	12,914,289.896	1,609,055.286	1,272,449.516	3,456,893.577	19,252,688.275

***  Proposals passed

ADDITIONAL INFORMATION (UNAUDITED)

In 2014, ING U.S., Inc. will change its name to Voya Financial, Inc. Effective May 1, 2014, ING Investments, LLC, the Investment Adviser to the Funds, will be renamed Voya Investments, LLC. ING Investment Management Co. LLC, Sub-Adviser to the Funds, will be renamed Voya Investment Management Co. LLC. ING Investments Distributor, LLC, the Distributor for the Funds, will be renamed Voya Investments Distributor, LLC. ING Funds Services, LLC, the Administrator for the Funds, will be renamed Voya Funds Services, LLC. The Funds as well as the Registrant that the Funds are organized under will also be renamed.

The new Registrant and Fund names will be as follows:

Current Registrant Name/ Current Fund Name	New Registrant Name/ New Fund Name, effective May 1, 2014
ING Series Fund, Inc.	Voya Series Fund, Inc.
ING Core Equity Research Fund	Voya Core Equity Research Fund
ING Corporate Leaders 100 Fund	Voya Corporate Leaders 100 Fund
ING Large Cap Growth Fund	Voya Large Cap Growth Fund
ING Small Company Fund	Voya Small Company Fund

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

SAR-ADEALL (1113-012014)

Semi-Annual Report

November 30, 2013

Classes A, B, C, I, O, R and W

Domestic Equity Index Fund

■	ING SMID Cap Equity Fund

 E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Example	5
Statement of Assets and Liabilities	6
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Summary Portfolio of Investments	22
Shareholder Meeting Information	25
Additional Information	26

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.inginvestment.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q, as well as a complete portfolio of investments, is available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Taking the longer view

Dear Shareholder,

In my letters to you I’ve long advocated global diversification. As 2013 comes to a close, it’s fair to ask whether this view should be tempered given the strong performance of U.S. assets this year. It’s true that U.S. equities were the world’s performance leaders in 2013; certain U.S. debt assets, most notably high yield corporate bonds and senior secured loans, also performed very well. Such results make it tempting to narrow one’s strategy to the top-performing markets or asset classes — in effect only buying “the assets that go up.”

As the disclaimer says, however, past performance is no guarantee of future results. No one knows whether last year’s patterns will persist in 2014, or whether a new center of market leadership will emerge. Investment opportunities arise from economic activity, a dynamic process with unforeseen twists and turns. For example, what might happen to the U.S. economy now that the Federal Reserve has begun to trim its bond purchases? Can the emerging markets overcome the challenge of a diminishing supply of U.S. liquidity? Will Europe continue on its path to recovery? Will Japan’s fiscal reforms lead to stronger earnings growth for Japanese corporations? A lot of intellectual energy is expended framing and answering such questions; at best, we can only define a range of possible outcomes — we can’t know what will happen.

Therefore, I maintain that the best approach is a well-diversified one. Stick to your long-term discipline — cast your net as far and wide as possible, and don’t risk your long-term goals against shorter-term trends. Review your portfolio with an eye toward adjustments that focus more on your goals and thoroughly discuss any contemplated changes with your financial advisor before taking action.

Earlier this year, ING U.S. announced plans to rebrand as Voya Financial at some point following its initial public offering, which occurred in May 2013. The actual rebranding of the various businesses that comprise ING U.S. — Retirement Solutions, Investment Management and Insurance Solutions — will occur in stages, with ING U.S. Investment Management among the first to rebrand.1 As of May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management. Though the rebranding will affect product and legal entity names, there will be no disruption in service or product delivery to our clients. As always, we remain committed to delivering unmatched client service with a focus on sustainable long-term investment results, to help investors meet their long-term goals with confidence.

Best wishes for a healthy and prosperous New Year. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
December 20, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

[1]	Please see the “Additional Information” section regarding rebranding details on page 26.

1

MARKET PERSPECTIVE:  SIX MONTHS ENDED NOVEMBER 30, 2013

As our new fiscal year commenced, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends (“the Index”) had already surged 14.47% in 2013. But there was plenty of skepticism. Stock markets were only rising, it was argued, because of central banks’ ultra-loose monetary policy. This kept interest rates so low that many investors who would normally favor fixed income investments had turned to stocks. Others countered that interest rates might be low, but they would stay that way into the medium term. So capital values should be fairly safe and inflation isn’t an issue. Such arguments would be tested in the months through November, by which point the Index had added another 10.28%. (The Index returned 11.59% for the six-months ended November 30, 2013, measured in U.S. dollars.)

In the U.S., with sentiment cushioned by the Federal Reserve’s $85 billion of monthly Treasury and mortgage-backed securities purchases, investors continued to puzzle at an economic recovery that was undeniable but unimpressive.

And any illusions about the ultimate source of investor confidence in this environment were shattered on May 22 and again on June 19, when Federal Reserve Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing, perhaps sooner than expected. He tried to make the point that the “tapering” of bond purchases by the Federal Reserve would be a reason for markets to feel upbeat, as it would only happen when conditions had substantially improved. In the meantime don’t worry unduly.

Markets didn’t buy it. Bond yields soared and by June 24 the Index had given back 8% from its May 21 peak. This led nervous central bankers the world over, in the last days of June, to assure all who would listen that easy money was here for a long time.

Soothed by these and later words of comfort in July, investors drove the Index to a high for the year on August 2, only to retreat 4% by month-end as sentiment was further dampened by the threat of military engagement in the Middle East. It was only a pause. On September 18 the Federal Reserve was expected to announce the imminent tapering of its bond purchases. Perhaps investors were becoming reconciled to it because by the time Chairman Bernanke started his address, Middle East tensions having eased, the Index was again at a new high. It received another boost when he surprised the world by saying that purchases would be maintained at present levels.

The next jolt to investor sentiment was Congressional gridlock, which shut the government down and threatened a debt ceiling crisis of the type that hit markets so hard in 2011. A deal to postpone the day of reckoning for a few months was reached on October 16. Markets quickly regained their poise and November ended with the Index barely off its best level for 2013, with the economic recovery possibly still not convincing enough to induce the Federal Reserve into an early tapering.

Gross Domestic Product (“GDP”) grew at 2.8% (annualized) in the third quarter, but 0.8% of that was inventory build-up. Unemployment edged down to 7.3%, but until the November employment report job creation had been sluggish: there were fewer people employed in October 2013 than there were in October 2008.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds fell 0.56% in the six months through November, despite a late bounce, as the anticipated end to quantitative easing undermined longer-dated issues. Sub-indices with the shortest durations held on to tiny positive returns, but the Barclays Long Term U.S. Treasury sub-index dropped 6.44%. The Barclays U.S. Corporate Investment Grade Bond sub-index lost 0.71%. However the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 2.61%.

U.S. equities, represented by the S&P 500® Index including dividends, rose 11.91%, fractionally off its November 27 record closing high. The consumer discretionary sector did best with a gain of 17.74%, followed by industrials 17.10%. The worst performers were the utilities sector 3.02% and telecommunications 3.05%. Operating earnings per share for S&P 500® companies were on pace to set another record in the third quarter of 2013, with the share of profits in national income historically high.

In currencies the dollar fell 4.36% against the euro during the six months and 7.15% against the pound on better economic news from Europe, especially the U.K. But the dollar gained 1.98% on the yen in the face of the new Japanese government’s aggressive monetary easing.

In international markets, the MSCI Japan® Index rose 11.65% during the first half of the fiscal year. Encouragingly GDP grew for three quarters in a row, albeit at declining rates. Consumer prices excluding fresh food and energy stopped falling year over year for the first time since 2008. The MSCI Europe ex UK® Index advanced 10.29%. The euro zone finally recorded quarterly GDP growth of 0.3% after six straight quarterly declines, but could only follow it up with a wafer-thin gain of 0.1%. The closely watched composite purchasing managers’ index registered expansion from July after 17 months of contraction. But there was still much to do, with unemployment at 12.1%, near an all-time high. The MSCI UK® Index added just 2.78%, held back by heavily weighted laggards especially in banking, energy and staples like HSBC, Royal Dutch Shell and British American Tobacco, respectively. GDP in the third quarter of 2013 grew an improved 0.8% and unemployment continued to fall. But concerns remained about a housing bubble and consumer prices rising faster than wages.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index
The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2500TM Index
The index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400 Index	An unmanaged market capitalization-weighted index of 400 mid-capitalization stocks chosen for market size, liquidity, and industry group representation.

3

ING SMID CAP EQUITY FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of November 30, 2013 (as a percentage of net assets)

Financials	20.3%
Consumer Discretionary	15.8%
Industrials	14.9%
Information Technology	14.1%
Health Care	11.0%
Materials	8.6%
Energy	6.9%
Utilities	3.6%
Consumer Staples	2.4%
Telecommunication Services	0.8%
Exchange-Traded Funds	0.7%
Assets in Excess of Other Liabilities*	0.9%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

ING SMID Cap Equity Fund (the “Fund” or “SMID Cap Equity”) seeks capital growth. The Fund is managed by Steve Salopek, James Hasso and Joseph Bassett, CFA, Portfolio Managers, of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.

Performance: For the six months ended November 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 11.75% compared to the Russell 2500TM Index, which returned 14.33% for the same period.

Portfolio Specifics: The Fund underperformed the Russell 2500TM Index during the period due to weak stock selection, primarily within the software and services, consumer services and health care equipment and services sectors. By contrast, strong stock selection within the consumer durables, real estate and retail sectors contributed to performance.

The main individual contributors to performance were CARBO Ceramics Inc. (“CARBO”) and Ulta Salon, Cosmetics & Fragrance, Inc.

An overweight position in CARBO, a manufacturer and supplier of ceramic proppant and resin-coated sand, outperformed during the period. (A proppant is a solid material added to a fracking fluid, to keep an induced hydraulic fracture open during or following a fracturing treatment.) CARBO reported a solid second quarter and an improving outlook, which likely caught short sellers off-guard. Furthermore, the company reported strong third-quarter results and, in general, investors have started looking forward to expected activity levels in 2014.

An overweight position in Ulta Salon Cosmetics & Fragrance Inc. contributed to performance during the period. The stock bounced back from an overreaction to first quarter events, which included the resignation of the chief executive officer after the departure of the chief financial officer and earnings guidance on the first quarter conference call that did not live up to expectations. Furthermore, the company reported solid second quarter earnings driven by top-line growth that was well ahead of expectations.

Key detractors from performance were SolarWinds, Inc. (“SolarWinds”) and ON Semiconductor Corporation (“ON Semiconductor”).

SolarWinds designs, develops, markets, sells and supports enterprise information technology, infrastructure management software to IT professionals in organizations. Shares of SolarWinds underperformed during the period as the company missed revenue expectations for the June and September quarters due to sales force execution issues. Furthermore, the company recently revised its target operating model from 50% operating margins to 40% in an effort to spend more sales and marketing dollars to drive growth. For this reason, we believe there could be better software license growth in 2014 and continue to hold the stock.

Top Ten Holdings as of November 30, 2013 (as a percentage of net assets)

Regal-Beloit Corp.	1.4%
First Republic Bank	1.3%
Raymond James Financial, Inc.	1.2%
Xylem, Inc.	1.2%
Tempur Sealy International, Inc.	1.2%
LKQ Corp.	1.2%
Orbital Sciences Corp.	1.2%
Domtar Corp.	1.2%
Bally Technologies, Inc.	1.2%
Ulta Salon Cosmetics & Fragrance, Inc.	1.2%

Portfolio holdings are subject to change daily.

Shares of ON Semiconductor, a supplier of silicon solutions for energy efficient electronics, underperformed during the period. The company provided a lower than expected outlook for the December quarter due to the PC and consumer markets it serves. In addition, while margins at the Sanyo acquisition are headed in the right direction, they remain a drag and gross margins remain depressed in the aggregate. We continue to hold ON Semiconductor as we believe Sanyo’s margins could improve in 2014, we believe automotive and smartphone design wins to drive growth, and we believe recent trends in the PC market are actually encouraging for the first time in a long while.

Current Strategy and Outlook: We are cautious about the global macroeconomic landscape and continue to assess the potential impact that it may have on the performance of companies and valuations. Our portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, i.e., companies that in our opinion have strong managements, strong balance sheets and good cash flow generation capabilities. Even among cyclicals, our primary focus is on management quality, cash flows and the strength of the balance sheet. Going forward, we believe that the Fund is well positioned as we think that investors will continue to focus on companies’ fundamentals due to the ongoing economic uncertainty.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2013 to November 30, 2013. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2013*	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2013*

Class A	$1,000.00	$1,117.50	0.99%	$5.26	$1,000.00	$1,020.10	0.99%	$5.01
Class B	1,000.00	1,113.30	1.74	9.22	1,000.00	1,016.34	1.74	8.80
Class C	1,000.00	1,114.80	1.49	7.90	1,000.00	1,017.60	1.49	7.54
Class I	1,000.00	1,119.30	0.68	3.61	1,000.00	1,021.66	0.68	3.45
Class O	1,000.00	1,117.20	0.99	5.25	1,000.00	1,020.10	0.99	5.01
Class R	1,000.00	1,116.40	1.24	6.58	1,000.00	1,018.85	1.24	6.28
Class W	1,000.00	1,118.40	0.74	3.93	1,000.00	1,021.36	0.74	3.75

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

5

STATEMENT OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2013 (UNAUDITED)

ASSETS:
Investments in securities at fair value+*	$192,823,028
Short-term investments at fair value**	6,078,517
Total investments at fair value	$198,901,545
Cash	996
Receivables:
Investment securities sold	456,542
Fund shares sold	142,262
Dividends	175,070
Prepaid expenses	32,668
Total assets	199,709,083

LIABILITIES:
Payable for fund shares redeemed	55,212
Payable upon receipt of securities loaned	4,785,611
Payable for investment management fees	71,858
Payable for administrative fees	15,968
Payable for distribution and shareholder service fees	44,721
Payable for directors fees	938
Other accrued expenses and liabilities	88,971
Total liabilities	5,063,279
NET ASSETS	$194,645,804

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$139,915,826
Undistributed net investment income	184,869
Accumulated net realized gain	14,557,033
Net unrealized appreciation	39,988,076
NET ASSETS	$194,645,804

_____________________	$4,680,065
+ Including securities loaned at value	$4,680,065
* Cost of investments in securities	$152,834,952
** Cost of short-term investments	$6,078,517

See Accompanying Notes to Financial Statements

6

STATEMENT OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Class A
Net assets	$58,665,917
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	2,881,600
Net asset value and redemption price per share†	$20.36
Maximum offering price per share (5.75%)(1)	$21.60

Class B
Net assets	$656,041
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	34,949
Net asset value and redemption price per share†	$18.77

Class C
Net assets	$9,037,917
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	465,408
Net asset value and redemption price per share†	$19.42

Class I
Net assets	$13,755,858
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	663,559
Net asset value and redemption price per share	$20.73

Class O
Net assets	$95,380,349
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	4,674,520
Net asset value and redemption price per share	$20.40

Class R
Net assets	$17,135,389
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	850,780
Net asset value and redemption price per share	$20.14

Class W
Net assets	$14,333
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	693
Net asset value and redemption price per share	$20.69

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

7

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2013 (UNAUDITED)

INVESTMENT INCOME:
Dividends	$1,100,596
Securities lending income, net	73,209
Total investment income	1,173,805

EXPENSES:
Investment management fees	423,342
Distribution and shareholder service fees:
Class A	71,627
Class B	3,554
Class C	32,803
Class O	114,634
Class R	41,272
Transfer agent fees:
Class A	27,307
Class B	338
Class C	4,168
Class I	521
Class O	43,703
Class R	7,867
Class W	9
Administrative service fees	94,075
Shareholder reporting expense	20,732
Registration fees	48,393
Professional fees	21,556
Custody and accounting expense	17,917
Directors fees	2,815
Miscellaneous expense	4,762
Total expenses	981,395
Net waived and reimbursed fees	(25,028)
Net expenses	956,367
Net investment income	217,438

REALIZED AND UNREALIZED GAIN:
Net realized gain on:
Investments	9,644,149
Net realized gain	9,644,149
Net change in unrealized appreciation (depreciation) on:
Investments	11,055,421
Net change in unrealized appreciation (depreciation)	11,055,421
Net realized and unrealized gain	20,699,570
Increase in net assets resulting from operations	$20,917,008

See Accompanying Notes to Financial Statements

8

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended November 30, 2013	Year Ended May 31, 2013
FROM OPERATIONS:
Net investment income	$217,438	$396,830
Net realized gain	9,644,149	28,076,559
Net change in unrealized appreciation	11,055,421	14,075,093
Increase in net assets resulting from operations	20,917,008	42,548,482

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(161,765)
Class B	—	(548)
Class C	—	(2,761)
Class I	—	(57,261)
Class O	—	(244,707)
Class R	—	(17,242)
Class W	—	(43)
Net realized gains:
Class A	—	(582,135)
Class B	—	(17,642)
Class C	—	(89,185)
Class I	—	(118,086)
Class O	—	(929,643)
Class R	—	(182,769)
Class W	—	(127)
Total distributions	—	(2,403,914)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,408,651	23,126,954
Proceeds from shares issued in merger (Note 12)	—	58,807,638
Reinvestment of distributions	—	1,222,041
	6,408,651	83,156,633
Cost of shares redeemed	(13,829,825)	(56,029,945)
Net increase (decrease) in net assets resulting from capital share transactions	(7,421,174)	27,126,688
Net increase in net assets	13,495,834	67,271,256

NET ASSETS:
Beginning of year or period	181,149,970	113,878,714
End of year or period	$194,645,804	$181,149,970
Undistributed (Distributions in excess of) Net Investment Income at end of year or period	$184,869	$(32,569)

See Accompanying Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Class A
11-30-13	18.22	0.03		2.11	2.14	—		—	—	—	—	20.36	11.75	1.02	0.99		0.99		0.26		58,666	24
05-31-13	14.67	0.05		3.74	3.79	0.06		0.18	—	0.24	—	18.22	26.10	1.02	0.99		0.99		0.28		55,247	102
05-31-12	15.66	0.08		(1.03)	(0.95)	0.04		—	—	0.04	—	14.67	(6.02)	1.18	1.00		1.00		0.53		39,114	97
05-31-11	12.14	0.06	•	3.50	3.56	0.04		—	—	0.04	—	15.66	29.36	1.06	1.00	†	1.00	†	0.42	†	54,371	140
05-31-10	9.42	0.07	•	2.73	2.80	0.08		—	—	0.08	—	12.14	29.82	1.08	1.00	†	1.00	†	0.65	†	61,925	153
05-31-09	14.73	0.11		(5.34)	(5.23)	0.08		—	—	0.08	—	9.42	(35.44)	1.14	1.00	†	1.00	†	0.87	†	54,375	99
Class B
11-30-13	16.86	(0.04	)•	1.95	1.91	—		—	—	—	—	18.77	11.33	1.77	1.74		1.74		(0.50)		656	24
05-31-13	13.65	(0.07	)•	3.47	3.40	0.01		0.18	—	0.19	—	16.86	25.12	1.77	1.74		1.74		(0.45)		864	102
05-31-12	14.64	(0.04)		(0.95)	(0.99)	—		—	—	—	—	13.65	(6.76)	1.93	1.75		1.75		(0.22)		1,519	97
05-31-11	11.40	(0.04	)•	3.28	3.24	0.00	*	—	—	—	—	14.64	28.43	1.81	1.75	†	1.75	†	(0.33	)†	3,505	140
05-31-10	8.85	(0.01	)•	2.57	2.56	0.01		—	—	0.01	—	11.40	28.92	1.83	1.75	†	1.75	†	(0.09	)†	6,287	153
05-31-09	13.84	0.02		(5.01)	(4.99)	0.00	*	—	—	0.00 *	—	8.85	(36.05)	1.89	1.75	†	1.75	†	0.10	†	7,561	99
Class C
11-30-13	17.42	(0.02)		2.02	2.00	—		—	—	—	—	19.42	11.48	1.52	1.49		1.49		(0.24)		9,038	24
05-31-13	14.06	(0.04)		3.59	3.55	0.01		0.18	—	0.19	—	17.42	25.45	1.52	1.49		1.49		(0.22)		8,314	102
05-31-12	15.05	0.01		(0.99)	(0.98)	0.01		—	—	0.01	—	14.06	(6.54)	1.68	1.50		1.50		0.04		5,989	97
05-31-11	11.69	(0.01)		3.37	3.36	0.00	*	—	—	—	—	15.05	28.75	1.56	1.50	†	1.50	†	(0.09	)†	7,503	140
05-31-10	9.07	0.02		2.63	2.65	0.03		—	—	0.03	—	11.69	29.27	1.58	1.50	†	1.50	†	0.16	†	7,134	153
05-31-09	14.16	0.05		(5.13)	(5.08)	0.01		—	—	0.01	—	9.07	(35.86)	1.64	1.50	†	1.50	†	0.36	†	6,908	99
Class I
11-30-13	18.52	0.06		2.15	2.21	—		—	—	—	—	20.73	11.93	0.68	0.68		0.68		0.56		13,756	24
05-31-13	14.91	0.09	•	3.80	3.89	0.10		0.18	—	0.28	—	18.52	26.43	0.70	0.70		0.70		0.56		12,826	102
05-31-12	15.90	0.12		(1.04)	(0.92)	0.07		—	—	0.07	—	14.91	(5.78)	0.91	0.75		0.75		0.79		7,882	97
05-31-11	12.33	0.10		3.55	3.65	0.08		—	—	0.08	—	15.90	29.72	0.74	0.68	†	0.68	†	0.74	†	9,789	140
05-31-10	9.56	0.10	•	2.78	2.88	0.11		—	—	0.11	—	12.33	30.19	0.83	0.75	†	0.75	†	0.90	†	20,719	153
05-31-09	14.98	0.12		(5.42)	(5.30)	0.12		—	—	0.12	—	9.56	(35.30)	0.89	0.75	†	0.75	†	1.14	†	24,462	99
Class O
11-30-13	18.26	0.03		2.11	2.14	—		—	—	—	—	20.40	11.72	1.02	0.99		0.99		0.26		95,380	24
05-31-13	14.71	0.05		3.74	3.79	0.06		0.18	—	0.24	—	18.26	26.05	1.02	0.99		0.99		0.26		87,976	102
05-31-12	15.70	0.08		(1.03)	(0.95)	0.04		—	—	0.04	—	14.71	(6.00)	1.18	1.00		1.00		0.54		49,167	97
05-31-11	12.18	0.06		3.51	3.57	0.05		—	—	0.05	—	15.70	29.34	1.06	1.00	†	1.00	†	0.41	†	56,185	140
05-31-10	9.45	0.07	•	2.75	2.82	0.09		—	—	0.09	—	12.18	29.84	1.08	1.00	†	1.00	†	0.65	†	47,479	153
05-31-09	14.79	0.10		(5.35)	(5.25)	0.09		—	—	0.09	—	9.45	(35.45)	1.14	1.00	†	1.00	†	0.89	†	39,337	99
Class R
11-30-13	18.04	0.00	*	2.10	2.10	—		—	—	—	—	20.14	11.64	1.27	1.24		1.24		0.01		17,135	24
05-31-13	14.54	0.00	*	3.70	3.70	0.02		0.18	—	0.20	—	18.04	25.70	1.27	1.24		1.24		0.02		15,871	102
05-31-12	15.54	0.04		(1.02)	(0.98)	0.02		—	—	0.02	—	14.54	(6.27)	1.43	1.25		1.25		0.29		10,204	97
05-31-11	12.06	0.02		3.48	3.50	0.02		—	—	0.02	—	15.54	29.01	1.31	1.25	†	1.25	†	0.16	†	12,303	140
05-31-10	9.35	0.05		2.72	2.77	0.06		—	—	0.06	—	12.06	29.60	1.33	1.25	†	1.25	†	0.40	†	9,794	153
05-31-09	14.59	0.09		(5.29)	(5.20)	0.04		—	—	0.04	—	9.35	(35.66)	1.39	1.25	†	1.25	†	0.59	†	8,802	99
Class W
11-30-13	18.50	0.06	•	2.13	2.19	—		—	—	—	—	20.69	11.84	0.77	0.74		0.74		0.60		14	24
05-31-13	14.90	0.09		3.79	3.88	0.10		0.18	—	0.28	—	18.50	26.36	0.77	0.74		0.74		0.59		52	102
08-05-11(4)–05-31-12	13.51	0.10		1.36	1.46	0.07		—	—	0.07	—	14.90	10.88	0.93	0.75		0.75		0.85		3	97

See Accompanying Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are eight separate active investment series that comprise the Company. The series that is in this report is SMID Cap Equity (the “Fund”), a diversified series of the Company.

The Fund offers the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

ING Investments, LLC (“ING Investments” or “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. ING Investments has engaged ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. ING Funds Services, LLC (“IFS” or the “Administrator”) serves as the Administrator to the Fund. ING Investments Distributor, LLC (“IID” or the “Distributor”), a Delaware limited liability company, is the principal underwriter of the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in open-end mutual funds are valued at net asset value (“NAV”). Investments in securities of sufficient credit quality maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its

12

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

NAV may also be valued at their fair values as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Fund (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s Valuation Procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification

13

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When the Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund had a significant amount of Level 3.

For the period ended November 30, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and

14

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Distributions to Shareholders. The Fund records distributions to their shareholders on the ex-dividend date. The Fund declares and pays dividends and capital gains, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of each Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Securities Lending. The Fund has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides the Fund indemnification from loss with the respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

H.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Company and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended November 30, 2013, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
SMID Cap Equity	$43,580,374	$51,012,254

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Fund entered into an investment management agreement (“Management Agreement”) with ING Investments. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates:

0.450% on the first $500 million, 0.425% on the next $250 million, 0.400% on the next $1.25 billion and 0.375% in excess of $2 billion.

The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

IFS acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets.

15

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except Class I and Class W) has a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund, except Class I and Class W, pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:

Class A	Class B	Class C	Class O	Class R
0.25%	1.00%	0.75%	0.25%	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the period ended November 30, 2013, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges:
SMID Cap Equity	$1,799	$—

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At November 30, 2013, the following indirect, wholly-owned subsidiary of ING U.S., Inc. owned more than 5% of the Fund:

Subsidiary	Percentage
ING National Trust	9.57%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Fund.

The Investment Advisor may direct the Fund’s portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate the Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of the Fund. Any amount credited to the Fund is reflected as brokerage commission recapture in the Statement of Operations.

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2013, the Fund did not have any payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities.

NOTE 8 — EXPENSE LIMITATION AGREEMENT

ING Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to 1.00%, 1.75%, 1.50%, 0.75%, 1.00%, 1.25% and 0.75% for Class A, Class B, Class C, Class I, Class O, Class R and Class W, respectively.

Pursuant to a side letter agreement, through October 1, 2014, the Investment Adviser has agreed to further lower the expense limits to 0.99%, 1.74%, 1.49%, 0.74%, 0.99%, 1.24% and 0.74% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W, respectively. The side letter agreement will continue unless: (i) the Board approves a modification or termination of the side letter agreement; or (ii) the Management Agreement or the expense limitation agreement has been terminated.

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts

16

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENT (continued)

payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of November 30, 2013, the cumulative amount of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

November 30,
2014	2015	2016	Total
$75,953	$122,159	$—	$198,112

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of November 30, 2013, are as follows:

	November 30,
	2014	2015	2016	Total
Class A	$6,400	$7,827	$14,875	$29,102
Class B	266	232	253	751
Class C	1,008	1,154	2,249	4,411
Class R	1,619	2,279	4,345	8,243
Class O	8,389	11,601	23,813	43,803
Class W	1	2	5	8

The Expense Limitation Agreement and the side letter agreement are contractual through October 1, 2014 and each shall renew automatically for one-year terms unless: (i) ING Investments provides 90 days written notice of its termination; and (ii) such termination is approved by the Board; or (iii) the Management Agreement has been terminated.

NOTE 9 — LINE OF CREDIT

The Fund included in this report, in addition to certain other funds managed by the Investment Adviser, are a party to an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the period ended November 30, 2013 the Fund did not have any loans outstanding under the Credit Agreement.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
11/30/2013	96,368	—	—	(247,779)	(151,411)	1,830,558	—	—	(4,792,463)	(2,961,905)
5/31/2013	306,943	1,187,867	44,930	(1,172,191)	367,549	5,050,540	17,771,402	707,841	(22,372,792)	1,156,991
Class B
11/30/2013	—	—	—	(16,294)	(16,294)	—	—	—	(282,158)	(282,158)
5/31/2013	536	35,657	1,030	(97,217)	(59,994)	954,455	496,747	15,139	(3,358,457)	(1,892,116)
Class C
11/30/2013	19,740	—	—	(31,638)	(11,898)	360,384	—	—	(588,547)	(228,163)
5/31/2013	32,192	128,385	5,006	(114,093)	51,490	521,955	1,843,245	75,971	(2,138,480)	302,691
Class I
11/30/2013	32,297	—	—	(61,306)	(29,009)	638,304	—	—	(1,189,508)	(551,204)
5/31/2013	130,793	245,649	10,867	(223,308)	164,001	4,525,386	3,731,277	173,401	(8,199,372)	230,692
Class O
11/30/2013	157,799	—	—	(302,327)	(144,528)	3,022,210	—	—	(5,827,284)	(2,805,074)
5/31/2013	441,033	1,907,827	3,139	(875,542)	1,476,457	7,764,393	28,608,910	49,621	(14,555,869)	21,867,055
Class R
11/30/2013	29,264	—	—	(58,140)	(28,876)	557,195	—	—	(1,110,631)	(553,436)
5/31/2013	73,298	427,948	12,754	(336,122)	177,878	4,269,536	6,349,909	200,011	(5,404,975)	5,414,481
Class W
11/30/2013	—	—	—	(2,132)	(2,132)	—	—	—	(39,234)	(39,234)
5/31/2013	2,194	405	4	—	2,603	40,689	6,148	57	—	46,894

17

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 11 — SECURITIES LENDING

Under an agreement with BNY, the Fund can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Fund at its last sale price or official closing price on the principal exchange or system on which it is traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Fund bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

Currently, the cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund. At November 30, 2013, the Fund had securities on loan with the following market values:

Value of Securities Loaned	Cash Collateral Received
$4,680,065	$4,785,611

NOTE 12 — REORGANIZATIONS

On July 20, 2012, SMID Cap Equity (“Acquiring Fund”) acquired all of the net assets of ING Index Plus SmallCap Fund (“Acquired Fund”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization. The purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and fund holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on June 1, 2012, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended May 31, 2013, are as follows:

Net investment income	$434,863
Net realized and unrealized loss on investments	$45,104,828
Net increase in net assets resulting from operations	$45,539,691

Because the combined investment Funds have been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s statement of operations since July 20, 2012. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Unrealized Appreciation (000s)	Fund Conversion Ratio
SMID Cap Equity	ING Index Plus Plus SmallCap Fund	$58,808	$114,526	$4,948	$3,539	1.0272

The net assets of SMID Cap Equity after the acquisition were $173,333,334.

18

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The Fund paid no dividends or distributions during the six months ended November 30, 2013. The tax composition of dividends and distributions to shareholders during the year ended May 31, 2013 was as follows:

Ordinary Income	Long-term Capital Gains
$449,464	$1,954,450

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
$8,428,309	$28,693,996	$(3,276,766)*	2017

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of November 30, 2013, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Investments and/or Developing and Emerging Markets. There are certain risks in owning foreign (non-U.S.) securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

NOTE 15 — RESTRUCTURING PLAN

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan

19

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 15 — RESTRUCTURING PLAN (continued)

was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the “IPO”). On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the SEC in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Fund. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Fund in connection with the IPO. Shareholders of the Fund approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Fund and its operation.

NOTE 16 — SUBSEQUENT EVENTS

Dividends: Subsequent to November 30, 2013, the Fund declared and paid dividends and distributions of:

	Type	Per Share Amount	Payable Date	Record Date
Class A	NII	$0.0389	December 18, 2013	December 16, 2013
Class B	NII	$0.0000	December 18, 2013	December 16, 2013
Class C	NII	$0.0000	December 18, 2013	December 16, 2013
Class I	NII	$0.0745	December 18, 2013	December 16, 2013
Class O	NII	$0.0395	December 18, 2013	December 16, 2013
Class R	NII	$0.0116	December 18, 2013	December 16, 2013
Class W	NII	$0.0618	December 18, 2013	December 16, 2013
All Classes	STCG	$0.2756	December 18, 2013	December 16, 2013
All Classes	LTCG	$1.3330	December 18, 2013	December 16, 2013

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

20

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 16 — SUBSEQUENT EVENTS (continued)

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

21

ING SMID CAP EQUITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.4%
		Consumer Discretionary: 15.8%
30,353	@	Bally Technologies, Inc.	$2,263,423	1.2
53,000	@	Big Lots, Inc.	2,031,490	1.0
58,100	@	Imax Corp.	1,791,223	0.9
70,500	@	LKQ Corp.	2,337,075	1.2
34,821		Monro Muffler, Inc.	1,847,602	1.0
15,800		Polaris Industries, Inc.	2,108,826	1.1
46,500	@	Tempur Sealy International, Inc.	2,372,430	1.2
17,700	@	Ulta Salon Cosmetics & Fragrance, Inc.	2,246,838	1.2
24,500	@	Under Armour, Inc.	1,977,150	1.0
26,400		Wyndham Worldwide Corp.	1,893,144	1.0
323,765		Other Securities	9,802,442	5.0
			30,671,643	15.8

		Consumer Staples: 2.4%
15,200		Energizer Holdings, Inc.	1,677,320	0.8
80,025		Flowers Foods, Inc.	1,738,943	0.9
20,502		Other Securities	1,337,756	0.7
			4,754,019	2.4

		Energy: 6.9%
94,600		Peabody Energy Corp.	1,721,720	0.9
70,749	@	Superior Energy Services	1,802,685	0.9
44,445	@	Unit Corp.	2,140,471	1.1
203,175		Other Securities(a)	7,798,988	4.0
			13,463,864	6.9

		Financials: 20.3%
67,600		BankUnited, Inc.	2,182,128	1.1
97,600		Brixmor Property Group, Inc.	1,969,568	1.0
63,600		Carlyle Group L.P.	2,067,000	1.1
107,500		DDR Corp.	1,718,925	0.9
43,100		Extra Space Storage, Inc.	1,806,752	0.9
47,700		First Republic Bank	2,437,470	1.3
42,200		HCC Insurance Holdings, Inc.	1,940,356	1.0
37,938		ProAssurance Corp.	1,824,059	0.9
50,087		Raymond James Financial, Inc.	2,413,191	1.2
20,300	@	Signature Bank	2,156,875	1.1
74,200		Starwood Property Trust, Inc.	2,067,954	1.1
17,000	@	SVB Financial Group	1,721,080	0.9
549,532		Synovus Financial Corp.	1,917,867	1.0
336,203		Other Securities	13,308,865	6.8
			39,532,090	20.3

		Health Care: 11.0%
58,000		Healthsouth Corp.	2,075,820	1.1
18,300	@	Mednax, Inc.	2,027,640	1.0
37,426	L	Resmed, Inc.	1,826,763	0.9
299,351		Other Securities	15,499,255	8.0
			21,429,478	11.0

COMMON STOCK: (continued)
		Industrials: 14.9%
46,000		Actuant Corp.	$1,797,680	0.9
36,200	@	EnPro Industries, Inc.	2,048,920	1.0
97,045	@	Orbital Sciences Corp.	2,278,617	1.2
36,300		Regal-Beloit Corp.	2,670,954	1.4
42,300		Waste Connections, Inc.	1,858,662	1.0
69,000		Xylem, Inc.	2,384,640	1.2
414,852		Other Securities	15,904,386	8.2
			28,943,859	14.9

		Information Technology: 14.1%
20,297	@	Ansys, Inc.	1,738,844	0.9
48,900		Broadridge Financial Solutions ADR	1,865,535	1.0
53,032	@	Informatica Corp.	2,058,172	1.1
89,100		Jabil Circuit, Inc.	1,806,057	0.9
34,330	@	Micros Systems, Inc.	1,844,208	0.9
114,400	@	Teradyne, Inc.	1,948,232	1.0
84,100	@	TIBCO Software, Inc.	2,032,697	1.0
63,578	@	Trimble Navigation Ltd.	2,028,138	1.0
923,275		Other Securities	12,174,755	6.3
			27,496,638	14.1

		Materials: 8.6%
32,050		Albemarle Corp.	2,202,155	1.1
41,800	@	Crown Holdings, Inc.	1,845,052	0.9
26,500		Domtar Corp.	2,266,015	1.2
39,000		Greif, Inc. — Class A	2,143,050	1.1
218,306		Other Securities(a)	8,268,558	4.3
			16,724,830	8.6

		Telecommunication Services: 0.8%
52,540		Other Securities	1,487,933	0.8

		Utilities: 3.6%
37,000		AGL Resources, Inc.	1,721,980	0.9
147,270		Other Securities	5,234,574	2.7
			6,956,554	3.6

		Total Common Stock
		(Cost $151,887,046)	191,460,908	98.4
EXCHANGE-TRADED FUNDS: 0.7%
12,000		Other Securities	1,362,120	0.7

		Total Exchange-Traded Funds
		(Cost $947,906)	1,362,120	0.7
RIGHTS: —%
		Materials: —%
3,200	@, X	Gerber Scientific	—	—

		Total Rights
		(Cost $—)	—	—

		Total Long-Term Investments
		(Cost $152,834,952)	192,823,028	99.1

See Accompanying Notes to Financial Statements

22

ING SMID CAP EQUITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.1%
	Securities Lending Collateralcc(1): 2.4%
1,136,587	Cantor Fitzgerald, Repurchase Agreement dated 11/29/13, 0.10%, due 12/02/13 (Repurchase Amount $1,136,596, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $1,159,319, due 01/15/14–05/01/51)	$1,136,587	0.6
1,136,587	Citigroup, Inc., Repurchase Agreement dated 11/29/13, 0.08%, due 12/02/13 (Repurchase Amount $1,136,594, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–5.125%, Market Value plus accrued interest $1,159,319, due 01/02/14–12/10/26)	1,136,587	0.5
1,136,587	Deutsche Bank AG, Repurchase Agreement dated 11/29/13, 0.09%, due 12/02/13 (Repurchase Amount $1,136,595, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–8.500%, Market Value plus accrued interest $1,159,319, due 04/24/14–11/20/43)	1,136,587	0.6
239,263	JPMorgan Chase & Co., Repurchase Agreement dated 11/29/13, 0.07%, due 12/02/13 (Repurchase Amount $239,264, collateralized by various U.S. Government Securities, 0.625%–3.625%, Market Value plus accrued interest $244,049, due 01/15/25–02/15/43)	239,263	0.1
1,136,587	Nomura Securities, Repurchase Agreement dated 11/29/13, 0.10%, due 12/02/13 (Repurchase Amount $1,136,596, collateralized by various U.S. Government Agency Obligations, 1.622%–6.595%, Market Value plus accrued interest $1,159,319, due 09/01/15–11/20/43)	1,136,587	0.6
		4,785,611	2.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.7%
1,292,906	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%††
	(Cost $1,292,906)	$1,292,906	0.7

	Total Short-Term Investments
	(Cost $6,078,517)	6,078,517	3.1

	Total Investments in Securities (Cost $158,913,469)	$198,901,545	102.2
	Liabilities in Excess of Other Assets	(4,255,741)	(2.2)
	Net Assets	$194,645,804	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of November 30, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at November 30, 2013.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $159,053,202.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$42,616,844
Gross Unrealized Depreciation	(2,768,501)
Net Unrealized Appreciation	$39,848,343

See Accompanying Notes to Financial Statements

23

ING SMID CAP EQUITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2013
Asset Table
Investments, at fair value
Common Stock*	$191,460,908	$—	$—	$191,460,908
Exchange-Traded Funds	1,362,120	—	—	1,362,120
Rights	—	—	—	—
Short-Term Investments	1,292,906	4,785,611	—	6,078,517
Total Investments, at fair value	$194,115,934	$4,785,611	$—	$198,901,545

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

24

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of ING SMID Cap Equity Fund was held June 6, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2	To approve a new investment sub-advisory agreement between ING Investments and ING IM prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

3	To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING SMID Cap Equity Fund	1*	3,922,990.982	194,252.319	419,769.304	665,382.816	5,202,395.421
	2*	3,905,873.063	198,557.190	432,582.102	665,383.066	5,202,395.421
	3*	3,774,212.693	409,517.960	353,281.703	665,383.065	5,202,395.421

*	Proposal passed

25

ADDITIONAL INFORMATION (UNAUDITED)

In 2014, ING U.S., Inc. will change its name to Voya Financial, Inc.  Effective May 1, 2014, ING Investments, LLC, the Investment Adviser to the Fund, will be renamed Voya Investments, LLC. ING Investment Management Co. LLC, Sub-Adviser to the Fund, will be renamed Voya Investment Management Co. LLC. ING Investments Distributor, LLC, the Distributor for the Fund, will be renamed Voya Investments Distributor, LLC. ING Funds Services, LLC, the Administrator for the Fund, will be renamed Voya Funds Services, LLC. The Fund as well as the Registrant that the Fund is organized under will also be renamed.

The new Registrant and Fund name will be as follows:

Current Registrant Name/Current Fund Name	New Registrant Name/New Fund Name, effective May 1, 2014
ING Series Fund, Inc.	Voya Series Fund, Inc.
ING SMID Cap Equity Fund	Voya SMID Cap Equity Fund

26

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Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

SAR-SMIDCAPEQ     (1113-012014)

Semi-Annual Report

November 30, 2013

Classes A, B, C, I, O and W

ING Capital Allocation Fund

  E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Example	5
Statement of Assets and Liabilities	6
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Portfolio of Investments	20
Shareholder Meeting Information	22
Additional Information	23

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Taking the longer view

Dear Shareholder,

In my letters to you I’ve long advocated global diversification. As 2013 comes to a close, it’s fair to ask whether this view should be tempered given the strong performance of U.S. assets this year. It’s true that U.S. equities were the world’s performance leaders in 2013; certain U.S. debt assets, most notably high yield corporate bonds and senior secured loans, also performed very well. Such results make it tempting to narrow one’s strategy to the top-performing markets or asset classes — in effect only buying “the assets that go up.”

As the disclaimer says, however, past performance is no guarantee of future results. No one knows whether last year’s patterns will persist in 2014, or whether a new center of market leadership will emerge. Investment opportunities arise from economic activity, a dynamic process with unforeseen twists and turns. For example, what might happen to the U.S. economy now that the Federal Reserve has begun to trim its bond purchases? Can the emerging markets overcome the challenge of a diminishing supply of U.S. liquidity? Will Europe continue on its path to recovery? Will Japan’s fiscal reforms lead to stronger earnings growth for Japanese corporations? A lot of intellectual energy is expended framing and answering such questions; at best, we can only define a range of possible outcomes — we can’t know what will happen.

Therefore, I maintain that the best approach is a well-diversified one. Stick to your long-term discipline — cast your net as far and wide as possible, and don’t risk your long-term goals against shorter-term trends. Review your portfolio with an eye toward adjustments that focus more on your goals and thoroughly discuss any contemplated changes with your financial advisor before taking action.

Earlier this year, ING U.S. announced plans to rebrand as Voya Financial at some point following its initial public offering, which occurred in May 2013. The actual rebranding of the various businesses that comprise ING U.S. — Retirement Solutions, Investment Management and Insurance Solutions — will occur in stages, with ING U.S. Investment Management among the first to rebrand.1 As of May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management. Though the rebranding will affect product and legal entity names, there will be no disruption in service or product delivery to our clients. As always, we remain committed to delivering unmatched client service with a focus on sustainable long-term investment results, to help investors meet their long-term goals with confidence.

Best wishes for a healthy and prosperous New Year. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds

December 20, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

[1]	Please see the “Additional Information” section regarding rebranding details on page 23.

1

MARKET PERSPECTIVE:  SIX MONTHS ENDED NOVEMBER 30, 2013

As our new fiscal year commenced, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends (“the Index”) had already surged 14.47% in 2013. But there was plenty of skepticism. Stock markets were only rising, it was argued, because of central banks’ ultra-loose monetary policy. This kept interest rates so low that many investors who would normally favor fixed income investments had turned to stocks. Others countered that interest rates might be low, but they would stay that way into the medium term. So capital values should be fairly safe and inflation isn’t an issue. Such arguments would be tested in the months through November, by which point the Index had added another 10.28%. (The Index returned 11.59% for the six-months ended November 30, 2013, measured in U.S. dollars.)

In the U.S., with sentiment cushioned by the Federal Reserve’s $85 billion of monthly Treasury and mortgage-backed securities purchases, investors continued to puzzle at an economic recovery that was undeniable but unimpressive.

And any illusions about the ultimate source of investor confidence in this environment were shattered on May 22 and again on June 19, when Federal Reserve Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing, perhaps sooner than expected. He tried to make the point that the “tapering” of bond purchases by the Federal Reserve would be a reason for markets to feel upbeat, as it would only happen when conditions had substantially improved. In the meantime don’t worry unduly.

Markets didn’t buy it. Bond yields soared and by June 24 the Index had given back 8% from its May 21 peak. This led nervous central bankers the world over, in the last days of June, to assure all who would listen that easy money was here for a long time.

Soothed by these and later words of comfort in July, investors drove the Index to a high for the year on August 2, only to retreat 4% by month-end as sentiment was further dampened by the threat of military engagement in the Middle East. It was only a pause. On September 18 the Federal Reserve was expected to announce the imminent tapering of its bond purchases. Perhaps investors were becoming reconciled to it because by the time Chairman Bernanke started his address, Middle East tensions having eased, the Index was again at a new high. It received another boost when he surprised the world by saying that purchases would be maintained at present levels.

The next jolt to investor sentiment was Congressional gridlock, which shut the government down and threatened a debt ceiling crisis of the type that hit markets so hard in 2011. A deal to postpone the day of reckoning for a few months was reached on October 16. Markets quickly regained their poise and November ended with the Index barely off its best level for 2013, with the economic recovery possibly still not convincing enough to induce the Federal Reserve into an early tapering.

Gross Domestic Product (“GDP”) grew at 2.8% (annualized) in the third quarter, but 0.8% of that was inventory build-up. Unemployment edged down to 7.3%, but until the November employment report job creation had been sluggish: there were fewer people employed in October 2013 than there were in October 2008.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds fell 0.56% in the six months through November, despite a late bounce, as the anticipated end to quantitative easing undermined longer-dated issues. Sub-indices with the shortest durations held on to tiny positive returns, but the Barclays Long Term U.S. Treasury sub-index dropped 6.44%. The Barclays U.S. Corporate Investment Grade Bond sub-index lost 0.71%. However the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 2.61%.

U.S. equities, represented by the S&P 500® Index including dividends, rose 11.91%, fractionally off its November 27 record closing high. The consumer discretionary sector did best with a gain of 17.74%, followed by industrials 17.10%. The worst performers were the utilities sector 3.02% and telecommunications 3.05%. Operating earnings per share for S&P 500® companies were on pace to set another record in the third quarter of 2013, with the share of profits in national income historically high.

In currencies the dollar fell 4.36% against the euro during the six months and 7.15% against the pound on better economic news from Europe, especially the U.K. But the dollar gained 1.98% on the yen in the face of the new Japanese government’s aggressive monetary easing.

In international markets, the MSCI Japan® Index rose 11.65% during the first half of the fiscal year. Encouragingly GDP grew for three quarters in a row, albeit at declining rates. Consumer prices excluding fresh food and energy stopped falling year over year for the first time since 2008. The MSCI Europe ex UK® Index advanced 10.29%. The euro zone finally recorded quarterly GDP growth of 0.3% after six straight quarterly declines, but could only follow it up with a wafer-thin gain of 0.1%. The closely watched composite purchasing managers’ index registered expansion from July after 17 months of contraction. But there was still much to do, with unemployment at 12.1%, near an all-time high. The MSCI UK® Index added just 2.78%, held back by heavily weighted laggards especially in banking, energy and staples like HSBC, Royal Dutch Shell and British American Tobacco, respectively. GDP in the third quarter of 2013 grew an improved 0.8% and unemployment continued to fall. But concerns remained about a housing bubble and consumer prices rising faster than wages.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index
The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index
An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 3000® Index	A broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.

3

ING CAPITAL ALLOCATION FUND	PORTFOLIO MANAGERS’ REPORT

ING Capital Allocation Fund (the “Fund” or “Capital Allocation”) seeks to provide total return consisting of capital growth both realized and unrealized and current income. The Fund is managed by Paul Zemsky,CFA, and Derek Sasveld, CFA, Portfolio Managers, of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance: For the six months ended November 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.66% compared to the S&P Target Risk Growth Index, the Barclays U.S. Aggregate Bond Index, the MSCI EAFE Index, the Russell 3000® Index and the Capital Allocation Fund Composite Index, which returned 7.29%, -0.56%, 12.07, 12.60% and 6.56%, respectively, during the same period.

Portfolio Specifics: For the reporting period, the Fund underperformed the S&P Target Risk Growth Index and outperformed its strategic CAF Composite Benchmark after deducting fees and expenses.

The Fund attempts to enhance the return of the CAF Composite through tactical asset allocation, i.e. deviating from the CAF Composite asset allocation over the short to medium term. Tactical asset allocation added value for the period, due mainly to an overweight to high yield bonds within the fixed income sleeve, funded by an underweight to core U.S. fixed income, and to an overweight to European equity, funded by an underweight to U.S. large cap equity. This was partly offset by unfavourable temporary overweights to emerging markets and, during the government shutdown, to cash.

The Fund also attempts to enhance the return of the CAF Composite through the selection of managers to run the underlying funds which represent the various asset classes within the Composite. In this case manager selection narrowly detracted over the period after all fees and expenses. The largest positive contributions were made by ING Global Bond Fund and ING Emerging Markets Equity Fund. The largest negative contributions were made by ING International Core Fund and ING Multi-Manager International Equity Fund.

The CAF Composite underperformed the S&P Target Risk Growth Index mainly because of the S&P’s slightly lower allocation to fixed income securities and within stocks to foreign stocks. The S&P Target Risk Growth Index also achieved a better return on foreign stocks due to its lower allocation to emerging markets than the CAF Composite. This was partially offset by the CAF Composite’s better return on fixed income securities due to its zero allocation to TIPS and higher allocation to high yield bonds.

Target Allocations as of November 30, 2013 (percent of net assets)

U.S. Large-Capitalization Stocks	20%
U.S. Mid-Capitalization Stocks	8%
U.S. Small-Capitalization Stocks	4%
Non-U.S./International Stocks	19%
Emerging Markets	7%
Real Estate Stocks	2%
Fixed-Income Securities	40%
Total	100%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: While political uncertainty has frustrated private sector earnings growth in 2013, we believe that equities remain undervalued. Economic data has indicated that the economic recovery continued through the third quarter and remains supportive of higher interest rates. We are currently overweight equity relative to fixed income, and within equity have an overweight to developed international markets, specifically Europe, relative to the United States. Within fixed income, we continue to prefer high yield to core fixed income as to mitigate the impact of rising interest rates. Our stance on duration, i.e., exposure to interest-rate risk, is defensive.

*	Effective August 30, 2013, Heather Hackett was removed as a portfolio manager of the Fund and Derek Sasveld was added as a portfolio manager.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2013 to November 30, 2013. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Annualized Expense Ratio*	Expenses Paid During the Period Ended November 30, 2013**	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Annualized Expense Ratio*	Expenses Paid During the Period Ended November 30, 2013**

Class A	$1,000.00	$1,066.60	0.36%	$1.87	$1,000.00	$1,025.05	0.36%	$1.83
Class B	1,000.00	1,063.20	1.11	5.74	1,000.00	1,019.50	1.11	5.62
Class C	1,000.00	1,062.30	1.11	5.74	1,000.00	1,019.50	1.11	5.62
Class I	1,000.00	1,067.70	0.11	0.57	1,000.00	1,024.52	0.11	0.56
Class O	1,000.00	1,066.90	0.36	1.87	1,000.00	1,023.26	0.36	1.83
Class W	1,000.00	1,067.70	0.11	0.57	1,000.00	1,024.52	0.11	0.56

*	The annualized expense ratios do not include expenses of underlying funds.

**	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

5

STATEMENT OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2013 (UNAUDITED)

ASSETS:
Investments in securities at fair value*	$28,180,412
Investments in affiliated underlying funds at fair value**	167,943,165
Total investments at fair value	$196,123,577
Cash	2,343,595
Receivables:
Investment in affiliated underlying funds sold	59,214
Fund shares sold	26,303
Dividends	24
Interest	488
Prepaid expenses	29,361
Reimbursement due from manager	40,815
Total assets	198,623,377
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	230,083
Payable for fund shares redeemed	81,921
Payable for investment management fees	30,697
Payable for administrative fees	12,938
Payable for distribution and shareholder service fees	55,203
Payable for directors fees	968
Other accrued expenses and liabilities	132,203
Total liabilities	544,013
NET ASSETS	$198,079,364
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$223,868,423
Undistributed net investment income	1,895,292
Accumulated net realized loss	(53,374,834)
Net unrealized appreciation	25,690,483
NET ASSETS	$198,079,364
__________________________
* Cost of investments in securities	$27,303,910
** Cost of investments in affiliated underlying funds	$143,129,184

See Accompanying Notes to Financial Statements

6

STATEMENT OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Class A
Net assets	$89,131,169
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	8,434,864
Net asset value and redemption price per share†	$10.57
Maximum offering price per share (5.75%)(1)	$11.21
Class B
Net assets	$3,107,930
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	293,243
Net asset value and redemption price per share†	$10.60
Class C
Net assets	$26,050,403
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	2,464,289
Net asset value and redemption price per share†	$10.57
Class I
Net assets	$15,055,746
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	1,402,660
Net asset value and redemption price per share	$10.73
Class O
Net assets	$64,730,524
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	6,155,236
Net asset value and redemption price per share	$10.52
Class W
Net assets	$3,592
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	335
Net asset value and redemption price per share	$10.73

__________________________
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

7

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2013 (UNAUDITED)

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$1,584,537
Interest	2,947
Dividends	309,559
Total investment income	1,897,043

EXPENSES:
Investment management fees	149,527
Distribution and shareholder service fees:
Class A	110,516
Class B	15,802
Class C	125,475
Class O	78,768
Transfer agent fees:
Class A	93,111
Class B	3,329
Class C	26,428
Class I	4,005
Class O	66,362
Class W	2
Administrative service fees	77,665
Shareholder reporting expense	19,553
Registration fees	38,428
Professional fees	15,362
Custody and accounting expense	10,431
Directors fees	2,904
Miscellaneous expense	7,552
Total expenses	845,220
Net waived and reimbursed fees	(406,379)
Net expenses	438,841
Net investment income	1,458,202

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(74,299)
Capital gain distributions from affiliated underlying funds	957,924
Sale of affiliated underlying funds	4,544,069
Net realized gain	5,427,694
Net change in unrealized appreciation (depreciation) on:
Investments	1,165,209
Affiliated underlying funds	4,379,853
Net change in unrealized appreciation (depreciation)	5,545,062
Net realized and unrealized gain	10,972,756
Increase in net assets resulting from operations	$12,430,958

See Accompanying Notes to Financial Statements

8

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended November 30, 2013	Year Ended May 31, 2013
FROM OPERATIONS:
Net investment income	$1,458,202	$4,117,726
Net realized gain	5,427,694	8,918,652
Net change in unrealized appreciation	5,545,062	15,586,323
Increase in net assets resulting from operations	12,430,958	28,622,701

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(2,510,985)
Class B	—	(72,780)
Class C	—	(483,293)
Class I	—	(457,324)
Class O	—	(1,788,294)
Class W	—	(101)
Total distributions	—	(5,312,777)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,780,432	15,997,127
Reinvestment of distributions	—	3,091,424
	6,780,432	19,088,551
Cost of shares redeemed	(15,944,548)	(37,774,040)
Net decrease in net assets resulting from capital share transactions	(9,164,116)	(18,685,489)
Net increase in net assets	3,266,842	4,624,435

NET ASSETS:
Beginning of year or period	194,812,522	190,188,087
End of year or period	$198,079,364	$194,812,522
Undistributed net investment income at end of year or period	$1,895,292	$437,090

See Accompanying Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)††(2)(3)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Class A
11-30-13	9.91	0.08	•	0.58	0.66	—	—	—	—	—	10.57	6.66	0.79	0.36		0.36		1.60		89,131	40
05-31-13	8.78	0.21	•	1.19	1.40	0.27	—	—	0.27	—	9.91	16.17	0.65	0.38		0.38		2.21		89,440	59
05-31-12	9.54	0.23		(0.73)	(0.50)	0.26	—	—	0.26	—	8.78	(5.17)	0.58	0.38		0.38		2.45		88,615	114
05-31-11	8.11	0.17	•	1.47	1.64	0.21	—	—	0.21	—	9.54	20.56	0.82	0.43		0.43		1.86		118,321	59
05-31-10	7.27	0.29	•	0.81	1.10	0.26	—	—	0.26	—	8.11	15.09	0.91	0.59	†	0.59	†	3.64	†	12,992	45
05-31-09	9.97	0.27		(2.37)	(2.10)	0.47	0.13	—	0.60	—	7.27	(20.93)	1.20	0.62		0.62		3.07		11,867	40
Class B
11-30-13	9.97	0.04	•	0.59	0.63	—	—	—	—	—	10.60	6.32	1.54	1.11		1.11		0.87		3,108	40
05-31-13	8.83	0.14	•	1.18	1.32	0.18	—	—	0.18	—	9.97	15.10	1.40	1.13		1.13		1.48		3,291	59
05-31-12	9.53	0.16	•	(0.72)	(0.56)	0.14	—	—	0.14	—	8.83	(5.88)	1.33	1.13		1.13		1.73		4,349	114
05-31-11	8.08	0.11		1.48	1.59	0.14	—	—	0.14	—	9.53	19.82	1.57	1.18		1.18		1.20		9,466	59
05-31-10	7.25	0.24	•	0.79	1.03	0.20	—	—	0.20	—	8.08	14.19	1.66	1.34	†	1.34	†	2.99	†	2,898	45
05-31-09	9.92	0.20		(2.34)	(2.14)	0.40	0.13	—	0.53	—	7.25	(21.53)	1.95	1.37		1.37		2.39		3,081	40
Class C
11-30-13	9.95	0.04		0.58	0.62	—	—	—	—	—	10.57	6.23	1.54	1.11		1.11		0.84		26,050	40
05-31-13	8.82	0.14	•	1.19	1.33	0.20	—	—	0.20	—	9.95	15.19	1.40	1.13		1.13		1.46		24,344	59
05-31-12	9.57	0.16		(0.72)	(0.56)	0.19	—	—	0.19	—	8.82	(5.83)	1.33	1.13		1.13		1.67		23,783	114
05-31-11	8.13	0.09		1.49	1.58	0.14	—	—	0.14	—	9.57	19.65	1.57	1.18		1.18		1.11		29,150	59
05-31-10	7.29	0.23	•	0.80	1.03	0.19	—	—	0.19	—	8.13	14.15	1.66	1.34	†	1.34	†	2.86	†	2,035	45
05-31-09	9.97	0.20		(2.35)	(2.15)	0.40	0.13	—	0.53	—	7.29	(21.45)	1.95	1.37		1.37		2.34		2,334	40
Class I
11-30-13	10.05	0.10		0.58	0.68	—	—	—	—	—	10.73	6.77	0.39	0.11		0.11		1.84		15,056	40
05-31-13	8.92	0.24	•	1.20	1.44	0.31	—	—	0.31	—	10.05	16.30	0.34	0.13		0.13		2.47		14,901	59
05-31-12	9.68	0.26		(0.73)	(0.47)	0.29	—	—	0.29	—	8.92	(4.80)	0.27	0.07		0.07		2.72		13,873	114
05-31-11	8.22	0.19	•	1.50	1.69	0.23	—	—	0.23	—	9.68	20.96	0.57	0.18		0.18		2.10		16,325	59
05-31-10	7.37	0.33	•	0.80	1.13	0.28	—	—	0.28	—	8.22	15.30	0.66	0.34	†	0.34	†	4.04	†	340	45
05-31-09	10.10	0.27	•	(2.37)	(2.10)	0.50	0.13	—	0.63	—	7.37	(20.68)	0.95	0.37		0.37		3.18		749	40
Class O
11-30-13	9.86	0.08		0.58	0.66	—	—	—	—	—	10.52	6.69	0.79	0.36		0.36		1.59		64,731	40
05-31-13	8.75	0.21	•	1.18	1.39	0.28	—	—	0.28	—	9.86	16.02	0.65	0.38		0.38		2.21		62,833	59
05-31-12	9.51	0.22		(0.72)	(0.50)	0.26	—	—	0.26	—	8.75	(5.16)	0.58	0.38		0.38		2.42		59,565	114
05-31-11	8.08	0.17	•	1.47	1.64	0.21	—	—	0.21	—	9.51	20.64	0.82	0.43		0.43		1.86		67,756	59
05-31-10	7.25	0.29	•	0.80	1.09	0.26	—	—	0.26	—	8.08	15.02	0.91	0.59	†	0.59	†	3.66	†	5,998	45
05-31-09	9.94	0.29		(2.38)	(2.09)	0.47	0.13	—	0.60	—	7.25	(20.85)	1.20	0.62		0.62		3.04		5,290	40
Class W
11-30-13	10.05	0.09		0.59	0.68	—	—	—	—	—	10.73	6.77	0.54	0.11		0.11		1.79		4	40
05-31-13	8.91	0.24	•	1.20	1.44	0.30	—	—	0.30	—	10.05	16.36	0.40	0.13		0.13		2.47		3	59
08-05-11(5)–05-31-12	8.96	0.20	•	0.04	0.24	0.29	—	—	0.29	—	8.91	2.83	0.33	0.13		0.13		2.66		3	114

See Accompanying Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Ratios do not include expenses of Underlying Funds.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

††	Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.

See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are eight separate active investment series that comprise the Company. The series included in this report is Capital Allocation (the “Fund”), a diversified series of the Company.

The Fund offers the following classes of shares: Class A, Class B, Class C, Class I, Class O and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

ING Investments, LLC (“ING Investments” or “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. ING Investments has engaged ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. ING Funds Services, LLC (the “Administrator” or “IFS”), serves as administrator to the Fund. ING Investments Distributor, LLC (“IID” or the “Distributor”), a Delaware limited liability company, is the principal underwriter of the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The valuations of the Fund’s investments in underlying funds (“Underlying Funds”) are based on the net asset value (“NAV”) of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments held in Underlying Funds maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from independent pricing services. Investments in equity securities held by the Fund or Underlying Funds and traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent pricing services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined

12

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

by the 1940 Act and as determined in good faith by or under the supervision of the Fund’s Board of Directors (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its next NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments. The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments.

For the period ended November 30, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information

13

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.

C.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from the difference between the amounts of foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of foreign/withholding tax reclaim receivables at fiscal year end, resulting from changes in the exchange rate.

D.  Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares and pays dividends and capital gains, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Company and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended November 30, 2013, the cost of purchases and proceeds from the sales of investments, excluding short-term and U.S. government securities, were as follows:

Purchases	Sales
$75,688,421	$83,359,458

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Fund entered into an investment management agreement (“Management Agreement”) with ING Investments.

The Investment Adviser receives an annual fee for its investment management services provided to the Fund based on: 0.08% of average daily net assets invested in affiliated Underlying Funds and 0.800% on the first $500 million, 0.775% on the next $500 million, 0.750% on the next $500 million, 0.725% on the next $500 million and 0.700% in excess of $2 billion of average daily net assets invested in unaffiliated Underlying Funds and/or other investments.

The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

14

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

IFS acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except as noted below) has a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund, except Class I and Class W, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

Class A	Class B	Class C	Class O
0.25%	1.00%	1.00%	0.25%

The Distributor may also retain the proceeds of the initial sales charge paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class C shares. For the period ended November 30, 2013, the Distributor retained the following amounts in sales charges:

	Class A Shares	Class C Shares
Initial Sales charges	$2,256	—
Contingent Deferred Sales Charges	$66	$213

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At November 30, 2013, the following indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the Fund:

Subsidiary	Percentage
ING Life Insurance and Annuity Company	5.10%
ING National Trust	6.32

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Fund.

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2013, the Fund had the following payable included in other accrued expenses and liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities.

Accrued Expenses	Amount
Transfer Agent	$68,109

NOTE 8 — EXPENSE LIMITATION AGREEMENT

ING Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions, and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class W
Capital Allocation(1)	1.15%	1.90%	1.90%	0.90%	1.15%	0.90%

(1)	These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

15

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENT (continued)

As of November 30, 2013, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

November 30,
2014	2015	2016	Total
$785,235	$435,960	$430,138	$1,651,333

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of November 30, 2013, are as follows:

	November 30,
	2014	2015	2016	Total
Class A	$—	$—	$127,645	$127,645
Class B	—	—	5,034	5,034
Class C	—	—	35,084	35,084
Class O	—	—	90,212	90,212
Class W	—	—	4	4

The Expense Limitation Agreement is contractual through October 1, 2014 and shall renew automatically for one-year terms unless: (i) ING Investments provides 90 days written notice of its termination; and (ii) such termination is approved by the Board; or (iii) the Management Agreement has been terminated.

NOTE 9 — LINE OF CREDIT

The Fund included in this report, in addition to certain other funds managed by the Investment Adviser, are a party to an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the period ended November 30, 2013 the Fund did not have any loans outstanding under the Credit Agreement.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
11/30/2013	169,381	—	—	(762,279)	(592,898)	1,706,724	—	—	(7,695,117)	(5,988,393)
5/31/2013	651,908	—	235,650	(1,947,255)	(1,059,697)	6,226,834	—	2,212,751	(18,413,081)	(9,973,496)
Class B
11/30/2013	9,190	—	—	(45,926)	(36,736)	92,543	—	—	(462,567)	(370,024)
5/31/2013	9,291	—	7,316	(179,334)	(162,727)	90,545	—	69,358	(1,705,724)	(1,545,821)
Class C
11/30/2013	241,647	—	—	(224,340)	17,307	2,435,080	—	—	(2,265,356)	169,724
5/31/2013	246,343	—	32,581	(528,661)	(249,737)	2,405,615	—	307,893	(5,038,919)	(2,325,411)
Class I
11/30/2013	94,727	—	—	(174,645)	(79,918)	996,331	—	—	(1,788,280)	(791,949)
5/31/2013	112,694	—	46,404	(232,603)	(73,505)	1,110,545	—	441,304	(2,232,677)	(680,828)
Class O
11/30/2013	154,467	—	—	(371,950)	(217,483)	1,549,754	—	—	(3,733,228)	(2,183,474)
5/31/2013	649,677	—	6,436	(1,094,431)	(438,318)	6,163,588	—	60,118	(10,383,639)	(4,159,933)
Class W
11/30/2013	—	—	—	—	—	—	—	—	—	—
5/31/2013	—	—	—	—	—	—	—	—	—	—

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

16

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS (continued)

The Fund is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocation for the Fund. Furthermore, the Investment Adviser’s allocation of the Fund’s assets may not anticipate market trends successfully. Assets will be allocated among Underlying Funds and markets based on judgments made by the Investment Adviser. There is a risk that a Fund may allocate assets to an asset class or market that underperforms other Underlying Funds. For example, a Fund may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Fund and certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund and certain Underlying Funds. Foreign investments may also subject the Fund or Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Fund’s or Underlying Funds’ investments.

Foreign Investments/Developing and Emerging Markets Risk. There are certain risks in owning foreign (non-U.S.) securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals, and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The Fund paid no dividends or distributions during the six months ended November 30, 2013. Dividends to shareholders from ordinary income were $5,312,777 for the year ended May 31, 2013.

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
$470,719	$19,189,557	$(361,864)	2016
		(49,861,765)	2017
		(6,390,066)	2018
		(1,232,969)	2019
		$(57,846,664)*

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

17

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of November 30, 2013, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 13 — RESTRUCTURING PLAN

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the “IPO”). On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the SEC in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Fund. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Fund in connection with the IPO. Shareholders of the Fund approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material

18

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 13 — RESTRUCTURING PLAN (continued)

adverse impact on their operations or the Fund and its operation.

NOTE 14 — SUBSEQUENT EVENTS

Dividends: Subsequent to November 30, 2013, the Fund declared and paid net investment income dividends of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.2296	January 2, 2014	December 30, 2013
Class B	$0.1365	January 2, 2014	December 30, 2013
Class C	$0.1604	January 2, 2014	December 30, 2013
Class I	$0.2607	January 2, 2014	December 30, 2013
Class O	$0.2305	January 2, 2014	December 30, 2013
Class W	$0.2580	January 2, 2014	December 30, 2013

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

19

ING CAPITAL ALLOCATION FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 14.2%
204,236		iShares MSCI EMU Index Fund	$8,242,965	4.2
126,725		iShares iBoxx $ High Yield Corporate Bond Fund	11,838,650	6.0
120,627		iShares MSCI EAFE Index Fund	7,990,332	4.0

		Total Exchange-Traded Funds
		(Cost $27,000,595)	28,071,947	14.2

MUTUAL FUNDS: 84.8%
		Affiliated Investment Companies: 84.8%
1,162,103		ING Emerging Markets Equity Fund — Class I	13,619,846	6.9
3,216,872	@	ING Global Bond Fund — Class R6	34,999,564	17.7
207,147		ING Global Real Estate Fund — Class I	3,782,496	1.9
1,878,545		ING High Yield Bond Fund — Class I	15,648,281	7.9
190,213		ING Intermediate Bond Fund — Class R6	1,865,988	1.0
941,398		ING International Core Fund — Class I	10,637,794	5.4
1,688,918		ING Large Cap Growth Fund — Class R6	22,259,938	11.2
1,678,647		ING Large Cap Value Fund — Class R6	22,208,501	11.2
514,682		ING Mid Cap Value Fund — Class I	8,178,293	4.1
287,125		ING MidCap Opportunities Fund — Class R6	7,933,251	4.0
1,560,290		ING Multi-Manager International Equity Fund — Class I	18,661,066	9.4
420,658	@	ING Small Company Fund — Class R6	8,148,147	4.1

		Total Mutual Funds
		(Cost $143,129,184)	167,943,165	84.8

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: —%
		Energy: —%
200,000	±, X	Greater Ohio Ethanol, LLC, 6.301%, 12/31/13	$—	—

		Total Corporate Bonds/Notes
		(Cost $199,255)	—	—

ASSET-BACKED SECURITIES: 0.0%
		Other Asset-Backed Securities: 0.0%
5,138		Chase Funding Trust Series 2003-5, 0.766%, 07/25/33	4,858	0.0
97,000	#, +	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, 12/25/37	101,873	0.0
1,926		RAMP Series 2003-RS5 Trust, 0.786%, 06/25/33	1,734	0.0

		Total Asset-Backed Securities
		(Cost $104,060)	108,465	0.0
		Total Investments in Securities (Cost $170,433,094)	$196,123,577	99.0
		Assets in Excess of Other Liabilities	1,955,787	1.0
		Net Assets	$198,079,364	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.

±	Defaulted security

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

Cost for federal income tax purposes is $171,489,108.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$27,586,415
Gross Unrealized Depreciation	(2,951,946)
Net Unrealized Appreciation	$24,634,469

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$28,071,947	$—	$—	$28,071,947
Mutual Funds	167,943,165	—	—	167,943,165
Corporate Bonds/Notes	—	—	—	—
Asset-Backed Securities	—	108,465	—	108,465
Total Investments, at fair value	$196,015,112	$108,465	$—	$196,123,577

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

20

ING CAPITAL ALLOCATION FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act. The following table provides transactions during the period ended November 30, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 5/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 11/30/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Core Equity Research Fund — Class I	$5,841,478	$81,486	$(5,120,968)	$(801,996)	$—	$26,879	$705,013	$—
ING Core Equity Research Fund — Class R6	—	5,529,710	(5,529,710)	—	—	—	443,313	—
ING Emerging Markets Equity Fund — Class I	13,450,527	1,121,235	(1,643,615)	691,699	13,619,846	—	(28,752)	—
ING Global Bond Fund — Class I	39,165,440	—	(40,921,824)	1,756,384	—	136,972	—	—
ING Global Bond Fund — Class R6	—	43,636,486	(6,950,747)	(1,686,175)	34,999,564	651,796	(715,612)	—
ING Global Real Estate Fund — Class I	3,789,760	277,326	(252,549)	(32,041)	3,782,496	46,885	3,812	—
ING High Yield Bond Fund — Class I	15,761,712	1,584,140	(1,669,408)	(28,163)	15,648,281	448,910	(13,322)	—
ING Intermediate Bond Fund — Class I	13,812,465	—	(12,918,447)	(894,018)	—	3,709	—	—
ING Intermediate Bond Fund — Class R6	—	13,848,767	(12,109,022)	126,243	1,865,988	132,001	373,210	—
ING International Core Fund — Class I	36,774,518	144,803	(25,998,725)	(282,802)	10,637,794	—	1,097,364	—
ING Large Cap Growth Fund — Class I	16,521,043	—	(14,166,662)	(2,354,381)	—	—	—	—
ING Large Cap Growth Fund — Class R6	—	23,067,215	(4,308,326)	3,501,049	22,259,938	—	851,050	—
ING Large Cap Value Fund — Class I	16,519,944	—	(11,972,035)	(4,547,909)	—	—	—	—
ING Large Cap Value Fund — Class R6	—	22,440,039	(4,427,096)	4,195,558	22,208,501	137,385	896,696	957,924
ING Mid Cap Value Fund — Class I	7,852,303	147,598	(646,842)	825,234	8,178,293	—	91,071	—
ING MidCap Opportunities Fund — Class I	7,803,235	—	(4,081,382)	(3,721,853)	—	—	—	—
ING MidCap Opportunities Fund — Class R6	—	4,124,396	(449,063)	4,257,918	7,933,251	—	373,005	—
ING Multi-Manager International Fund (formerly, ING International Growth Fund) — Class I	—	17,803,464	(1,651,928)	2,509,530	18,661,066	—	152,143	—
ING Small Company Fund — Class I	7,826,645	—	(4,997,319)	(2,829,326)	—	—	—	—
ING Small Company Fund — Class R6	—	5,040,334	(587,089)	3,694,902	8,148,147	—	315,078	—
	$185,119,070	$138,846,999	$(160,402,757)	$4,379,853	$167,943,165	$1,584,537	$4,544,069	$957,924

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

21

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of ING Capital Allocation Fund was held June 6, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2	To approve a new investment sub-advisory agreement between ING Investments and ING IM prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

3	To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Capital Allocation Fund	1*	7,433,877.795	390,798.515	940,422.409	1,330,800.499	10,095,899.218
	2*	7,428,935.897	406,569.855	929,592.718	1,330,800.748	10,095,899.218
	3*	7,233,802.298	694,436.564	836,860.107	1,330,800.249	10,095,899.218

*	Proposals passed

22

ADDITIONAL INFORMATION (UNAUDITED)

In 2014, ING U.S., Inc. will change its name to Voya Financial, Inc.  Effective May 1, 2014, ING Investments, LLC, the Investment Adviser to the Fund, will be renamed Voya Investments, LLC. ING Investment Management Co. LLC, Sub-Adviser to the Fund, will be renamed Voya Investment Management Co. LLC. ING Investments Distributor, LLC, the Distributor for the Fund, will be renamed Voya Investments Distributor, LLC. ING Funds Services, LLC, the Administrator for the Fund, will be renamed Voya Funds Services, LLC. The Fund as well as the Registrant that the Fund is organized under will also be renamed.

The new Registrant and Fund name will be as follows:

Current Registrant Name/Current Fund Name	New Registrant Name/New Fund Name, effective May 1, 2014
ING Series Fund, Inc.	Voya Series Fund, Inc.
ING Capital Allocation Fund	Voya Capital Allocation Fund

23

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

SAR-CAPALLO (1113-012014)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

For the Portfolios that have a complete Schedule of investments, the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2013 (UNAUDITED)

ING SMID CAP EQUITY FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.4%
		Consumer Discretionary: 15.8%
69,690	@	Ascena Retail Group, Inc.	$1,484,397	0.8
30,353	@	Bally Technologies, Inc.	2,263,423	1.2
53,000	@	Big Lots, Inc.	2,031,490	1.0
76,975		Dana Holding Corp.	1,561,053	0.8
9,200	@	Fossil Group, Inc.	1,170,884	0.6
58,100	@	Imax Corp.	1,791,223	0.9
93,000		Interpublic Group of Cos., Inc.	1,618,200	0.8
25,600	@	Life Time Fitness, Inc.	1,241,856	0.6
70,500	@	LKQ Corp.	2,337,075	1.2
34,821		Monro Muffler, Inc.	1,847,602	1.0
9,000	@	Panera Bread Co.	1,592,010	0.8
15,800		Polaris Industries, Inc.	2,108,826	1.1
40,300	@	Sally Beauty Holdings, Inc.	1,134,042	0.6
46,500	@	Tempur Sealy International, Inc.	2,372,430	1.2
17,700	@	Ulta Salon Cosmetics & Fragrance, Inc.	2,246,838	1.2
24,500	@	Under Armour, Inc.	1,977,150	1.0
26,400		Wyndham Worldwide Corp.	1,893,144	1.0
			30,671,643	15.8

		Consumer Staples: 2.4%
20,502		Church & Dwight Co., Inc.	1,337,756	0.7
15,200		Energizer Holdings, Inc.	1,677,320	0.8
80,025		Flowers Foods, Inc.	1,738,943	0.9
			4,754,019	2.4

		Energy: 6.9%
29,500	@,L	Bill Barrett Corp.	793,255	0.4
37,750	@,L	C&J Energy Services, Inc.	894,675	0.5
13,000		CARBO Ceramics, Inc.	1,599,390	0.8
57,300	@	Energy XXI Bermuda Ltd.	1,556,268	0.8
27,100	@	EPL Oil & Gas, Inc.	776,415	0.4
18,125		Helmerich & Payne, Inc.	1,395,625	0.7
94,600		Peabody Energy Corp.	1,721,720	0.9
70,749	@	Superior Energy Services	1,802,685	0.9
44,445	@	Unit Corp.	2,140,471	1.1
20,400		World Fuel Services Corp.	783,360	0.4
			13,463,864	6.9

		Financials: 20.3%
32,000		American Campus Communities, Inc.	1,037,760	0.5
74,400		Ares Capital Corp.	1,367,472	0.7
21,300		Arthur J. Gallagher & Co.	991,302	0.5
67,600		BankUnited, Inc.	2,182,128	1.1
97,600		Brixmor Property Group, Inc.	1,969,568	1.0
63,600		Carlyle Group L.P.	2,067,000	1.1
107,500		DDR Corp.	1,718,925	0.9
37,900		Eaton Vance Corp.	1,584,599	0.8
8,400		Essex Property Trust, Inc.	1,275,204	0.7
43,100		Extra Space Storage, Inc.	1,806,752	0.9
13,400		Federal Realty Investment Trust	1,387,168	0.7
55,400		Fidelity National Financial, Inc.	1,610,478	0.8
47,700		First Republic Bank	2,437,470	1.3
42,200		HCC Insurance Holdings, Inc.	1,940,356	1.0
46,603		LaSalle Hotel Properties	1,459,606	0.8
37,938		ProAssurance Corp.	1,824,059	0.9
50,087		Raymond James Financial, Inc.	2,413,191	1.2
20,300	@	Signature Bank	2,156,875	1.1
18,000	@	SL Green Realty Corp.	1,628,460	0.8
74,200		Starwood Property Trust, Inc.	2,067,954	1.1
17,000	@	SVB Financial Group	1,721,080	0.9
549,532		Synovus Financial Corp.	1,917,867	1.0
28,800		UnumProvident Corp.	966,816	0.5
			39,532,090	20.3

		Health Care: 11.0%
27,900	@	Alkermes PLC	1,126,602	0.6
12,200	@	BioMarin Pharmaceuticals, Inc.	858,636	0.4
10,460	@	Bio-Rad Laboratories, Inc.	1,282,605	0.7
19,838	@	Catamaran Corp.	905,208	0.5
20,855	@	Centene Corp.	1,245,669	0.6
26,000		Community Health Systems, Inc.	1,072,500	0.5
13,867	@	Cubist Pharmaceuticals, Inc.	950,028	0.5
56,300	@	Envision Healthcare Holdings, Inc.	1,667,606	0.9
58,000		Healthsouth Corp.	2,075,820	1.1
17,300	@	Impax Laboratories, Inc.	415,892	0.2
6,500	@	Incyte Corp., Ltd.	302,900	0.2
8,300	@	Medivation, Inc.	522,983	0.3
18,300	@	Mednax, Inc.	2,027,640	1.0
6,636	@	Mettler Toledo International, Inc.	1,636,239	0.8
19,800	@	Premier, Inc.	651,618	0.3
37,426	L	Resmed, Inc.	1,826,763	0.9
30,400		Steris Corp.	1,402,656	0.7
12,553	@	Thoratec Corp.	494,212	0.3
10,442	@	United Therapeutics Corp.	963,901	0.5
			21,429,478	11.0

		Industrials: 14.9%
46,000		Actuant Corp.	1,797,680	0.9
32,100	@	Atlas Air Worldwide Holdings, Inc.	1,232,640	0.6
70,573	@	Blount International, Inc.	1,022,603	0.5
44,500		Brady Corp.	1,394,185	0.7
20,800		Cintas Corp.	1,154,400	0.6
26,900		Clarcor, Inc.	1,628,257	0.8

See Accompanying Notes to Financial Statements

1

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

ING SMID CAP EQUITY FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Industrials: (continued)
25,500	@	Clean Harbors, Inc.	$1,345,635	0.7
36,200	@	EnPro Industries, Inc.	2,048,920	1.1
24,876	@	FTI Consulting, Inc.	1,117,181	0.6
26,600		GATX Corp.	1,334,522	0.7
43,433		Harsco Corp.	1,135,773	0.6
21,570		JB Hunt Transport Services, Inc.	1,621,848	0.8
54,400		KAR Auction Services, Inc.	1,500,896	0.8
97,045	@	Orbital Sciences Corp.	2,278,617	1.2
36,300		Regal-Beloit Corp.	2,670,954	1.4
9,000		Timken Co.	465,840	0.2
14,600	@	Verisk Analytics, Inc.	950,606	0.5
42,300		Waste Connections, Inc.	1,858,662	1.0
69,000		Xylem, Inc.	2,384,640	1.2
			28,943,859	14.9

		Information Technology: 14.1%
20,297	@	Ansys, Inc.	1,738,844	0.9
78,400	@	Aruba Networks, Inc.	1,398,656	0.7
48,900		Broadridge Financial Solutions ADR	1,865,535	1.0
49,100		Flir Systems, Inc.	1,456,797	0.8
68,420	@	Fortinet, Inc.	1,169,982	0.6
53,032	@	Informatica Corp.	2,058,172	1.1
109,000		Intersil Corp.	1,146,680	0.6
89,100		Jabil Circuit, Inc.	1,806,057	0.9
34,330	@	Micros Systems, Inc.	1,844,208	0.9
8,500	@	Microsemi Corp.	207,655	0.1
62,000	@	Nuance Communications, Inc.	838,240	0.4
219,000	@	ON Semiconductor Corp.	1,552,710	0.8
205,800	@	PMC—Sierra, Inc.	1,234,800	0.6
35,900	@	QLIK Technologies, Inc.	900,372	0.5
40,000	@	Riverbed Technolgoy, Inc.	692,000	0.4
47,155	@	SolarWinds, Inc.	1,576,863	0.8
114,400	@	Teradyne, Inc.	1,948,232	1.0
84,100	@	TIBCO Software, Inc.	2,032,697	1.0
63,578	@	Trimble Navigation Ltd.	2,028,138	1.0
			27,496,638	14.1

		Materials: 8.6%
32,050		Albemarle Corp.	2,202,155	1.1
11,000		Ashland, Inc.	1,001,880	0.5
47,700	L	Cliffs Natural Resources, Inc.	1,192,977	0.6
21,150		Compass Minerals International, Inc.	1,513,283	0.8
41,800	@	Crown Holdings, Inc.	1,845,052	1.0
26,500		Domtar Corp.	2,266,015	1.2
39,000		Greif, Inc.—Class A	2,143,050	1.1
13,156		Martin Marietta Materials, Inc.	1,270,343	0.7
35,300		Silgan Holdings, Inc.	1,650,275	0.8
90,000		Steel Dynamics, Inc.	1,639,800	0.8
			16,724,830	8.6

		Telecommunication Services: 0.8%
52,540	@	TW Telecom, Inc.	1,487,933	0.8

		Utilities: 3.6%
37,000		AGL Resources, Inc.	1,721,980	0.9
27,700		Alliant Energy Corp.	1,426,550	0.7
47,500		Great Plains Energy, Inc.	1,127,650	0.6
22,266		National Fuel Gas Co.	1,502,510	0.8
49,804		NV Energy, Inc.	1,177,864	0.6
			6,956,554	3.6

		Total Common Stock (Cost $151,887,046)	191,460,908	98.4

EXCHANGE-TRADED FUNDS: 0.7%
12,000		iShares Russell 2000 Index Fund	1,362,120	0.7

		Total Exchange-Traded Funds (Cost $947,906)	1,362,120	0.7

RIGHTS: —%
		Materials: —%
3,200	@, X	Gerber Scientific	—	—

		Total Rights (Cost $—)	—	—

		Total Long-Term Investments (Cost $152,834,952)	192,823,028	99.1

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.1%
	Securities Lending Collateralcc(1): 2.4%
1,136,587	Cantor Fitzgerald, Repurchase Agreement dated 11/29/13, 0.10%, due 12/02/13 (Repurchase Amount $1,136,596, collateralized by various U.S. Government /U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $1,159,319, due 01/15/14–05/01/51)	1,136,587	0.6
1,136,587	Citigroup, Inc., Repurchase Agreement dated 11/29/13, 0.08%, due 12/02/13 (Repurchase Amount $1,136,594, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–5.125%, Market Value plus accrued interest $1,159,319, due 01/02/14–12/10/26)	1,136,587	0.5

See Accompanying Notes to Financial Statements

2

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

ING SMID CAP EQUITY FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,136,587	Deutsche Bank AG, Repurchase Agreement dated 11/29/13, 0.09%, due 12/02/13 (Repurchase Amount $1,136,595, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–8.500%, Market Value plus accrued interest $1,159,319, due 04/24/14–11/20/43)	$1,136,587	0.6
239,263	JPMorgan Chase & Co., Repurchase Agreement dated 11/29/13, 0.07%, due 12/02/13 (Repurchase Amount $239,264, collateralized by various U.S. Government Securities, 0.625%–3.625%, Market Value plus accrued interest $244,049, due 01/15/25–02/15/43)	239,263	0.1
1,136,587	Nomura Securities, Repurchase Agreement dated 11/29/13, 0.10%, due 12/02/13 (Repurchase Amount $1,136,596, collateralized by various U.S. Government Agency Obligations, 1.622%–6.595%, Market Value plus accrued interest $1,159,319, due 09/01/15–11/20/43)	1,136,587	0.6
		4,785,611	2.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.7%
1,292,906	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%†† (Cost $1,292,906)	1,292,906	0.7

	Total Short-Term Investments (Cost $6,078,517)	6,078,517	3.1

	Total Investments in Securities (Cost $158,913,469)	$198,901,545	102.2
	Liabilities in Excess of Other Assets	(4,255,741)	(2.2)
	Net Assets	$194,645,804	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of November 30, 2013.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2013.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $159,053,202.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$42,616,844
Gross Unrealized Depreciation	(2,768,501)
Net Unrealized Appreciation	$39,848,343

See Accompanying Notes to Financial Statements

3

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2013 (UNAUDITED)

ING CORE EQUITY RESEARCH FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.5%
		Consumer Discretionary: 11.6%
168,800		Best Buy Co., Inc.	$6,844,840	1.5
7,400	@	Chipotle Mexican Grill, Inc.	3,876,564	0.9
162,600		Comcast Corp. — Class A	8,108,862	1.8
73,304	@	Delphi Automotive PLC	4,291,949	0.9
119,179		Macy’s, Inc.	6,347,474	1.4
87,300		Nike, Inc.	6,908,922	1.5
88,800	@	Penn National Gaming, Inc.	1,282,272	0.3
99,500		Starbucks Corp.	8,105,270	1.8
97,700		Walt Disney Co.	6,891,758	1.5
			52,657,911	11.6

		Consumer Staples: 10.6%
90,000		Coca-Cola Co.	3,617,100	0.8
64,700		Costco Wholesale Corp.	8,115,321	1.8
89,600		CVS Caremark Corp.	5,999,616	1.3
59,500		Estee Lauder Cos., Inc.	4,460,120	1.0
88,200		Kraft Foods Group, Inc.	4,685,184	1.0
45,800		Mead Johnson Nutrition Co.	3,870,558	0.8
133,800		Mondelez International, Inc.	4,486,314	1.0
98,300		Procter & Gamble Co.	8,278,826	1.8
88,300		Whole Foods Market, Inc.	4,997,780	1.1
			48,510,819	10.6

		Energy: 10.3%
46,600		Anadarko Petroleum Corp.	4,139,012	0.9
141,200		Canadian Natural Resources Ltd.	4,648,304	1.0
28,900		EOG Resources, Inc.	4,768,500	1.1
69,820		ExxonMobil Corp.	6,526,774	1.4
94,600		Halliburton Co.	4,983,528	1.1
54,800		Hess Corp.	4,445,924	1.0
57,000		Occidental Petroleum Corp.	5,412,720	1.2
50,900		Range Resources Corp.	3,952,385	0.9
82,300	@	Rowan Companies PLC	2,849,226	0.6
77,400		Royal Dutch Shell PLC — Class A ADR	5,162,580	1.1
			46,888,953	10.3

		Financials: 16.3%
56,400		Ameriprise Financial, Inc.	6,105,300	1.3
94,800		Arthur J. Gallagher & Co.	4,411,992	1.0
598,800		Bank of America Corp.	9,473,016	2.1
170,320		Citigroup, Inc.	9,013,334	2.0
286,800		Fifth Third Bancorp.	5,827,776	1.3
88,800	@	Gaming and Leisure Properties, Inc.	4,095,456	0.9
168,700	@	Invesco Ltd.	5,879,195	1.3
175,398		JPMorgan Chase & Co.	10,036,274	2.2
100,100		Prudential Financial, Inc.	8,884,876	1.9
53,800		Travelers Cos., Inc.	4,881,812	1.1
171,134	@	XL Group PLC	5,474,577	1.2
			74,083,608	16.3

		Health Care: 11.0%
81,100		Abbott Laboratories	3,097,209	0.7
44,300	@	Actavis PLC	7,224,001	1.6
64,100		Amgen, Inc.	7,312,528	1.6
116,000	@	Gilead Sciences, Inc.	8,677,960	1.9
127,200		HCA Holdings, Inc.	5,904,624	1.3
141,600		Johnson & Johnson	13,403,856	2.9
49,100		Zimmer Holdings, Inc.	4,488,231	1.0
			50,108,409	11.0

		Industrials: 12.5%
28,900		Acuity Brands, Inc.	2,963,117	0.6
81,700		Ametek, Inc.	4,021,274	0.9
66,600		Boeing Co.	8,941,050	2.0
81,600		Fluor Corp.	6,349,296	1.4
64,500		General Dynamics Corp.	5,912,070	1.3
41,400		Pall Corp.	3,465,180	0.8
32,100		Roper Industries, Inc.	4,163,370	0.9
25,500		TransDigm Group, Inc.	3,991,260	0.9
49,263		Union Pacific Corp.	7,982,576	1.7
123,300		Waste Connections, Inc.	5,417,802	1.2
42,300	@	Wesco International, Inc.	3,636,954	0.8
			56,843,949	12.5

		Information Technology: 17.2%
51,400	@	Ansys, Inc.	4,403,438	1.0
32,948		Apple, Inc.	18,321,394	4.0
68,300	@	Cognizant Technology Solutions Corp.	6,412,687	1.4
245,400		EMC Corp.	5,852,790	1.3
11,900	@	Google, Inc. — Class A	12,609,121	2.8
27,100		International Business Machines Corp.	4,869,328	1.1
189,700		Jabil Circuit, Inc.	3,845,219	0.8
79,100		Microchip Technology, Inc.	3,424,239	0.7
139,100		NetApp, Inc.	5,737,875	1.3
262,000		Oracle Corp.	9,245,980	2.0
147,500	@	TIBCO Software, Inc.	3,565,075	0.8
			78,287,146	17.2

		Materials: 3.2%
57,800		Celanese Corp.	3,244,314	0.7
119,100		International Paper Co.	5,556,015	1.2
49,700		Monsanto Co.	5,632,501	1.3
			14,432,830	3.2

		Telecommunication Services: 2.3%
211,700		Verizon Communications, Inc.	10,504,554	2.3

		Utilities: 2.5%
124,300		CenterPoint Energy, Inc.	2,912,349	0.6

See Accompanying Notes to Financial Statements

4

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

ING CORE EQUITY RESEARCH FUND

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Utilities: (continued)
64,800	Entergy Corp.	$4,010,472	0.9
50,500	Sempra Energy	4,466,220	1.0
		11,389,041	2.5

	Total Common Stock (Cost $320,150,778)	443,707,220	97.5

SHORT-TERM INVESTMENTS: 2.4%
	Mutual Funds: 2.4%
11,067,079	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%†† (Cost $11,067,079)	11,067,079	2.4

	Total Short-Term Investments (Cost $11,067,079)	11,067,079	2.4

	Total Investments in Securities (Cost $331,217,857)	$454,774,299	99.9
	Assets in Excess of Other Liabilities	274,194	0.1
	Net Assets	$455,048,493	100.0

††	Rate shown is the 7-day yield as of November 30, 2013.
@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $332,876,957.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$125,827,955
Gross Unrealized Depreciation	(3,930,613)
Net Unrealized Appreciation	$121,897,342

See Accompanying Notes to Financial Statements

5

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2013 (UNAUDITED)

ING CORPORATE LEADERS 100 FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.2%
		Consumer Discretionary: 12.4%
14,023	@	Amazon.com, Inc.	$5,519,733	1.1
99,036		Comcast Corp. — Class A	4,938,925	1.0
259,871		Ford Motor Co.	4,438,597	0.9
121,827	@	General Motors Co.	4,718,360	1.0
58,331		Home Depot, Inc.	4,705,562	1.0
92,754		Lowe’s Cos., Inc.	4,403,960	0.9
45,622		McDonald’s Corp.	4,442,214	0.9
60,169		Nike, Inc.	4,761,775	1.0
57,305		Starbucks Corp.	4,668,065	0.9
69,298		Target Corp.	4,430,221	0.9
66,932		Time Warner, Inc.	4,398,102	0.9
133,218		Twenty-First Century Fox, Inc.	4,461,471	0.9
67,969		Walt Disney Co.	4,794,533	1.0
			60,681,518	12.4

		Consumer Staples: 10.7%
127,653		Altria Group, Inc.	4,720,608	1.0
115,387		Coca-Cola Co.	4,637,403	0.9
73,934		Colgate-Palmolive Co.	4,865,597	1.0
38,290		Costco Wholesale Corp.	4,802,715	1.0
76,659		CVS Caremark Corp.	5,133,087	1.0
139,291		Mondelez International, Inc.	4,670,427	1.0
55,248		PepsiCo, Inc.	4,666,246	0.9
50,737		Philip Morris International, Inc.	4,340,043	0.9
57,388		Procter & Gamble Co.	4,833,217	1.0
81,285		Walgreen Co.	4,812,072	1.0
59,587		Wal-Mart Stores, Inc.	4,827,143	1.0
			52,308,558	10.7

		Energy: 10.2%
46,873		Anadarko Petroleum Corp.	4,163,260	0.9
51,373		Apache Corp.	4,700,116	1.0
36,130		Chevron Corp.	4,423,757	0.9
63,019		ConocoPhillips	4,587,783	0.9
75,471		Devon Energy Corp.	4,575,052	0.9
50,989		ExxonMobil Corp.	4,766,452	1.0
91,566		Halliburton Co.	4,823,697	1.0
56,799		National Oilwell Varco, Inc.	4,629,118	0.9
46,908		Occidental Petroleum Corp.	4,454,384	0.9
49,886		Schlumberger Ltd.	4,410,920	0.9
122,263		Williams Cos., Inc.	4,306,103	0.9
			49,840,642	10.2

		Financials: 14.6%
90,150		American International Group, Inc.	4,484,963	0.9
86,760		Allstate Corp.	4,708,465	1.0
58,386		American Express Co.	5,009,519	1.0
318,764		Bank of America Corp.	5,042,846	1.0
146,522		Bank of New York Mellon Corp.	4,937,791	1.0
38,580	@	Berkshire Hathaway, Inc.	4,495,727	0.9
64,290		Capital One Financial Corp.	4,605,093	0.9
90,629		Citigroup, Inc.	4,796,087	1.0
27,719		Goldman Sachs Group, Inc.	4,682,848	1.0
84,818		JPMorgan Chase & Co.	4,853,286	1.0
93,854		Metlife, Inc.	4,898,240	1.0
163,620		Morgan Stanley	5,121,306	1.0
29,520		Simon Property Group, Inc.	4,423,572	0.9
121,392		US Bancorp.	4,760,994	1.0
106,537		Wells Fargo & Co.	4,689,759	1.0
			71,510,496	14.6

		Health Care: 11.7%
133,701		Abbott Laboratories	5,106,041	1.0
99,952		AbbVie, Inc.	4,842,674	1.0
39,145		Amgen, Inc.	4,465,662	0.9
66,750		Baxter International, Inc.	4,569,038	0.9
95,906		Bristol-Myers Squibb Co.	4,927,650	1.0
87,740		Eli Lilly & Co.	4,406,303	0.9
69,734	@	Gilead Sciences, Inc.	5,216,801	1.1
51,088		Johnson & Johnson	4,835,990	1.0
83,601		Medtronic, Inc.	4,792,009	1.0
92,715		Merck & Co., Inc.	4,619,988	1.0
153,422		Pfizer, Inc.	4,868,080	1.0
61,548		UnitedHealth Group, Inc.	4,584,095	0.9
			57,234,331	11.7

		Industrials: 13.8%
36,857		3M Co.	4,920,778	1.0
37,316		Boeing Co.	5,009,673	1.0
52,875		Caterpillar, Inc.	4,473,225	0.9
68,272		Emerson Electric Co.	4,573,541	0.9
38,946		FedEx Corp.	5,401,810	1.1
50,186		General Dynamics Corp.	4,600,049	1.0
184,234		General Electric Co.	4,911,678	1.0
53,013		Honeywell International, Inc.	4,692,181	1.0
34,284		Lockheed Martin Corp.	4,857,014	1.0
56,959		Norfolk Southern Corp.	4,994,735	1.0
56,272		Raytheon Co.	4,990,201	1.0
28,296		Union Pacific Corp.	4,585,084	1.0
48,558		United Parcel Service, Inc. — Class B	4,971,368	1.0
40,517		United Technologies Corp.	4,491,715	0.9
			67,473,052	13.8

		Information Technology: 14.4%
59,804	@	Accenture PLC	4,633,016	1.0
9,179		Apple, Inc.	5,104,167	1.0
189,757		Cisco Systems, Inc.	4,032,336	0.8
79,434	@	eBay, Inc.	4,013,006	0.8
169,958		EMC Corp.	4,053,498	0.8
5,056	@	Google, Inc. — Class A	5,357,287	1.1
209,297		Hewlett-Packard Co.	5,724,273	1.2
23,705		International Business Machines Corp.	4,259,314	0.9
192,812		Intel Corp.	4,596,638	0.9

See Accompanying Notes to Financial Statements

6

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

ING CORPORATE LEADERS 100 FUND

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Information Technology: (continued)
6,499	Mastercard, Inc.	$4,944,504	1.0
133,098	Microsoft Corp.	5,075,027	1.0
131,168	Oracle Corp.	4,628,919	0.9
65,759	Qualcomm, Inc.	4,838,547	1.0
110,330	Texas Instruments, Inc.	4,744,190	1.0
22,953	Visa, Inc.	4,670,017	1.0
		70,674,739	14.4

	Materials: 3.8%
113,553	Dow Chemical Co.	4,435,380	0.9
75,087	EI Du Pont de Nemours & Co.	4,608,840	1.0
132,581	Freeport-McMoRan Copper & Gold, Inc.	4,599,235	0.9
41,956	Monsanto Co.	4,754,873	1.0
		18,398,328	3.8

	Telecommunication Services: 1.9%
130,395	AT&T, Inc.	4,591,208	0.9
94,274	Verizon Communications, Inc.	4,677,876	1.0
		9,269,084	1.9

	Utilities: 2.7%
101,999	American Electric Power Co., Inc.	4,800,073	1.0
148,986	Exelon Corp.	4,009,213	0.8
107,466	Southern Co.	4,366,344	0.9
		13,175,630	2.7

	Total Common Stock (Cost $322,048,967)	470,566,378	96.2

SHORT-TERM INVESTMENTS: 3.3%
	Mutual Funds: 3.3%
15,982,068	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%†† (Cost $15,982,068)	15,982,068	3.3

	Total Short-Term Investments (Cost $15,982,068)	15,982,068	3.3

	Total Investments in Securities (Cost $338,031,035)	$486,548,446	99.5
	Assets in Excess of Other Liabilities	2,222,678	0.5
	Net Assets	$488,771,124	100.0

††	Rate shown is the 7-day yield as of November 30, 2013.
@	Non-income producing security

Cost for federal income tax purposes is $343,414,593.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$150,142,471
Gross Unrealized Depreciation	(7,008,618)
Net Unrealized Appreciation	$143,133,853

See Accompanying Notes to Financial Statements

7

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2013 (UNAUDITED)

ING LARGE CAP GROWTH FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.1%
		Consumer Discretionary: 23.0%
35,596		Best Buy Co., Inc.	$1,443,418	1.3
22,631		CBS Corp. — Class B	1,325,271	1.2
2,372	@	Chipotle Mexican Grill, Inc.	1,242,596	1.2
50,220		Comcast Corp. — Class A	2,504,472	2.3
26,835	@	Delphi Automotive PLC	1,571,189	1.5
21,055	@	Discovery Communications, Inc. — Class A	1,837,470	1.7
28,938		Gap, Inc.	1,185,590	1.1
33,087		Home Depot, Inc.	2,669,128	2.5
6,854	@	Liberty Media Corp.	1,051,815	1.0
20,770		Macy’s, Inc.	1,106,210	1.0
27,393		Nike, Inc.	2,167,882	2.0
905	@	Priceline.com, Inc.	1,079,059	1.0
30,707		Starbucks Corp.	2,501,392	2.3
11,520	@	Ulta Salon Cosmetics & Fragrance, Inc.	1,462,349	1.4
22,582		Walt Disney Co.	1,592,934	1.5
			24,740,775	23.0

		Consumer Staples: 12.1%
33,955		Coca-Cola Enterprises, Inc.	1,424,073	1.3
12,494		Costco Wholesale Corp.	1,567,122	1.5
33,461		CVS Caremark Corp.	2,240,549	2.1
21,460		Estee Lauder Cos., Inc.	1,608,642	1.5
13,387		Hershey Co.	1,297,066	1.2
13,195		Mead Johnson Nutrition Co.	1,115,110	1.0
29,377		PepsiCo, Inc.	2,481,181	2.3
23,047		Whole Foods Market, Inc.	1,304,460	1.2
			13,038,203	12.1

		Energy: 4.4%
11,497		Anadarko Petroleum Corp.	1,021,164	1.0
10,907		EOG Resources, Inc.	1,799,655	1.7
35,565		Halliburton Co.	1,873,564	1.7
			4,694,383	4.4

		Financials: 5.7%
12,900		Ameriprise Financial, Inc.	1,396,425	1.3
5,631		Blackrock, Inc.	1,704,785	1.6
6,600		Equifax, Inc.	444,378	0.4
14,791		Prudential Financial, Inc.	1,312,849	1.2
14,795		Travelers Cos., Inc.	1,342,499	1.2
			6,200,936	5.7

		Health Care: 12.1%
8,236	@	Actavis PLC	1,343,045	1.3
13,139		Allergan, Inc.	1,275,140	1.2
15,619		Amgen, Inc.	1,781,815	1.7
12,822	@	Celgene Corp.	2,074,215	1.9
42,372	@	Gilead Sciences, Inc.	3,169,849	2.9
13,219		McKesson Corp.	2,192,900	2.0
26,498	@	Mylan Laboratories	1,169,357	1.1
			13,006,321	12.1

		Industrials: 11.5%
23,650		Ametek, Inc.	1,164,053	1.1
15,100	@	BE Aerospace, Inc.	1,313,700	1.2
24,850		Danaher Corp.	1,858,780	1.7
22,075		Flowserve Corp.	1,575,713	1.5
20,637	@	Ingersoll-Rand PLC — Class A	1,473,895	1.4
10,154		Pall Corp.	849,890	0.8
11,283		Roper Industries, Inc.	1,463,405	1.3
11,461		Union Pacific Corp.	1,857,140	1.7
19,707		Waste Connections, Inc.	865,926	0.8
			12,422,502	11.5

		Information Technology: 24.7%
7,758		Apple, Inc.	4,313,991	4.0
20,216	@	Cognizant Technology Solutions Corp.	1,898,080	1.8
93,763		EMC Corp.	2,236,247	2.1
41,370	@	Facebook, Inc.	1,944,804	1.8
4,791	@	Google, Inc. — Class A	5,076,496	4.7
28,567		Intuit, Inc.	2,120,528	2.0
1,433		Mastercard, Inc.	1,090,241	1.0
27,893		NetApp, Inc.	1,150,586	1.1
86,972		Oracle Corp.	3,069,242	2.8
23,038	@	TIBCO Software, Inc.	556,828	0.5
15,358		Visa, Inc.	3,124,739	2.9
			26,581,782	24.7

		Materials: 3.6%
30,287		International Paper Co.	1,412,888	1.3
22,030		Monsanto Co.	2,496,660	2.3
			3,909,548	3.6

		Total Common Stock (Cost $85,327,956)	104,594,450	97.1

SHORT-TERM INVESTMENTS: 2.5%
		Mutual Funds: 2.5%
2,666,277		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%†† (Cost $2,666,277)	2,666,277	2.5

		Total Short-Term Investments (Cost $2,666,277)	2,666,277	2.5

		Total Investments in Securities (Cost $87,994,233)	$107,260,727	99.6
		Assets in Excess of Other Liabilities	382,432	0.4
		Net Assets	$107,643,159	100.0

††	Rate shown is the 7-day yield as of November 30, 2013.
@	Non-income producing security

See Accompanying Notes to Financial Statements

8

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

ING LARGE CAP GROWTH FUND

Cost for federal income tax purposes is $88,517,391.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$19,376,984
Gross Unrealized Depreciation	(633,648)
Net Unrealized Appreciation	$18,743,336

See Accompanying Notes to Financial Statements

9

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2013 (UNAUDITED)

ING SMALL COMPANY FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.7%
		Consumer Discretionary: 14.7%
73,400	@, L	Aeropostale, Inc.	$757,488	0.1
60,972	@	Bally Technologies, Inc.	4,546,682	0.8
102,300		Cheesecake Factory	4,987,125	0.9
71,900	@	Childrens Place Retail Stores, Inc.	3,954,500	0.7
187,367	@	Express, Inc.	4,611,102	0.9
174,300		Finish Line	4,603,263	0.9
44,381		Gildan Activewear, Inc.	2,151,147	0.4
55,000	@, L	Hibbett Sporting Goods, Inc.	3,551,350	0.7
124,998	@	Imax Corp.	3,853,688	0.7
92,800	@	Jack in the Box, Inc.	4,394,080	0.8
165,230		La-Z-Boy, Inc.	4,834,630	0.9
80,073	@	Life Time Fitness, Inc.	3,884,341	0.7
73,619		Monro Muffler, Inc.	3,906,224	0.7
232,007	@	Orient-Express Hotels Ltd.	3,417,463	0.6
39,563		Papa John’s International, Inc.	3,357,910	0.6
51,515		Pool Corp.	2,886,901	0.5
105,000		Regis Corp.	1,678,950	0.3
129,981	@	Ruby Tuesday, Inc.	916,366	0.2
105,100	@	Sally Beauty Holdings, Inc.	2,957,514	0.6
44,200	L	Sturm Ruger & Co., Inc.	3,400,306	0.6
45,900		Vail Resorts, Inc.	3,478,761	0.7
150,500		Wolverine World Wide, Inc.	4,952,955	0.9
37,070		Wyndham Worldwide Corp.	2,658,290	0.5
			79,741,036	14.7

		Consumer Staples: 2.0%
55,680		Casey’s General Stores, Inc.	4,143,706	0.8
163,477		Flowers Foods, Inc.	3,552,355	0.7
107,600		Pinnacle Foods, Inc.	2,968,684	0.5
			10,664,745	2.0

		Energy: 5.5%
153,900	@, L	Bill Barrett Corp.	4,138,371	0.7
91,150	@	Carrizo Oil & Gas, Inc.	3,686,106	0.7
193,900	@	Cloud Peak Energy, Inc.	3,207,106	0.6
147,800	@	EPL Oil & Gas, Inc.	4,234,470	0.8
546,900	@	Key Energy Services, Inc.	4,287,696	0.8
354,700	@, L	Nordic American Tankers Ltd.	2,873,070	0.5
645,400	@	Petroquest Energy, Inc.	2,646,140	0.5
99,519	@	Unit Corp.	4,792,835	0.9
			29,865,794	5.5

		Financials: 22.0%
88,000		American Campus Communities, Inc.	2,853,840	0.5
65,359		Cash America International, Inc.	2,458,152	0.5
140,600		Colony Financial, Inc.	2,842,932	0.5
269,309		CubeSmart	4,368,192	0.8
138,200		CyrusOne, Inc.	2,823,426	0.5
614,365		DCT Industrial Trust, Inc.	4,583,163	0.9
79,829	@	Encore Capital Group, Inc.	3,807,045	0.7
72,673		EPR Properties	3,654,725	0.7
104,870		EverBank Financial Corp.	1,790,131	0.3
179,263		First American Financial Corp.	4,743,299	0.9
56,100		First Financial Holdings, Inc.	3,695,307	0.7
93,138	@	First NBC Bank Holding Co.	2,689,825	0.5
225,546		FirstMerit Corp.	5,178,536	1.0
33,300		Jones Lang LaSalle, Inc.	3,254,076	0.6
156,710		LaSalle Hotel Properties	4,908,157	0.9
67,711		MarketAxess Holdings, Inc.	4,764,823	0.9
122,400		MB Financial Corp.	3,991,464	0.7
69,987	L	National Retail Properties, Inc.	2,222,087	0.4
53,002		Primerica, Inc.	2,280,676	0.4
75,822		ProAssurance Corp.	3,645,522	0.7
70,109		Prosperity Bancshares, Inc.	4,496,090	0.8
307,100		Radian Group, Inc.	4,379,246	0.8
156,383		Redwood Trust, Inc.	2,905,596	0.5
113,100		Selective Insurance Group	3,188,289	0.6
34,606	@	Signature Bank	3,676,888	0.7
79,200	@	Springleaf Holdings, Inc.	1,669,536	0.3
140,600		Starwood Property Trust, Inc.	3,918,522	0.7
149,500		Sterling Bancorp/DE	1,964,430	0.4
82,885	@	Stifel Financial Corp.	3,710,762	0.7
381,300		Susquehanna Bancshares, Inc.	4,800,567	0.9
41,220	@	SVB Financial Group	4,173,113	0.8
169,100		Webster Financial Corp.	4,985,068	0.9
98,441		Wintrust Financial Corp.	4,465,284	0.8
			118,888,769	22.0

		Health Care: 9.6%
33,831	@, L	Acceleron Pharma, Inc.	736,501	0.1
49,176	@	Acorda Therapeutics, Inc.	1,711,816	0.3
34,954	@	Align Technology, Inc.	1,909,886	0.4
145,400	@	AMN Healthcare Services, Inc.	2,018,152	0.4
36,585	@	Amsurg Corp.	1,767,787	0.3
63,422	@	Centene Corp.	3,788,196	0.7
16,229	@	Cubist Pharmaceuticals, Inc.	1,111,849	0.2
113,700	@	Envision Healthcare Holdings, Inc.	3,367,794	0.6
77,272	@	Haemonetics Corp.	3,265,515	0.6
162,534		Healthsouth Corp.	5,817,092	1.1
54,523	@	Impax Laboratories, Inc.	1,310,733	0.2

See Accompanying Notes to Financial Statements

10

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

ING SMALL COMPANY FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Health Care: (continued)
114,300	@	InterMune, Inc.	$1,580,769	0.3
88,300	@	Masimo Corp.	2,528,029	0.5
55,866	@	Medicines Co.	2,045,254	0.4
28,622	@	Mednax, Inc.	3,171,318	0.6
114,871	@	Nektar Therapeutics	1,442,780	0.3
93,734		Owens & Minor, Inc.	3,577,827	0.7
73,834		Steris Corp.	3,406,701	0.6
80,900	@	Thoratec Corp.	3,185,033	0.6
54,500	@	WellCare Health Plans, Inc.	4,049,350	0.7
			51,792,382	9.6

		Industrials: 19.0%
142,126		Actuant Corp.	5,554,284	1.0
19,900		Acuity Brands, Inc.	2,040,347	0.4
92,700	@	Atlas Air Worldwide Holdings, Inc.	3,559,680	0.7
134,342		Barnes Group, Inc.	4,903,483	0.9
328,064	@	Blount International, Inc.	4,753,647	0.9
188,800		Brady Corp.	5,915,104	1.1
45,007		Clarcor, Inc.	2,724,274	0.5
51,260	@	Clean Harbors, Inc.	2,704,990	0.5
84,400		Curtiss-Wright Corp.	4,453,788	0.8
168,290	@, L	Diana Shipping, Inc.	1,926,920	0.4
90,800		Forward Air Corp.	3,922,560	0.7
33,200	@	FTI Consulting, Inc.	1,491,012	0.3
117,500		Healthcare Services Group	3,406,325	0.6
288,000		Heartland Express, Inc.	5,279,040	1.0
115,528	@	HUB Group, Inc.	4,347,319	0.8
136,900		KAR Auction Services, Inc.	3,777,071	0.7
61,267	@	Mobile Mini, Inc.	2,475,187	0.5
234,800	@	Orbital Sciences Corp.	5,513,104	1.0
53,900		Regal-Beloit Corp.	3,965,962	0.7
129,472		Resources Connection, Inc.	1,841,092	0.3
46,000	@	Teledyne Technologies, Inc.	4,265,580	0.8
99,751	@	Tetra Tech, Inc.	2,851,881	0.5
78,296		Toro Co.	4,831,646	0.9
76,800		Universal Forest Products, Inc.	3,991,296	0.7
82,203		Waste Connections, Inc.	3,612,000	0.7
71,100		Watts Water Technologies, Inc.	4,274,532	0.8
101,477		Woodward Governor Co.	4,353,363	0.8
			102,735,487	19.0

		Information Technology: 15.5%
73,900	@	Advanced Energy Industries, Inc.	1,760,298	0.3
29,277	@	Ansys, Inc.	2,508,161	0.5
235,600	@	Aruba Networks, Inc.	4,203,104	0.8
30,200	@	ATMI, Inc.	924,120	0.2
140,772	@	Bankrate, Inc.	2,638,067	0.5
82,454	@	Blackhawk Network Holdings, Inc.	1,879,127	0.3
26,670	@	CACI International, Inc.	1,914,106	0.4
125,733	@	Cardtronics, Inc.	5,354,968	1.0
157,239	@	CommScope Holding Co., Inc.	2,529,976	0.5
59,200	@	Commvault Systems, Inc.	4,431,120	0.8
143,971		EVERTEC, Inc.	3,177,440	0.6
218,600	@	Fairchild Semiconductor International, Inc.	2,782,778	0.5
155,000	@	Finisar Corp.	3,206,950	0.6
72,200		Flir Systems, Inc.	2,142,174	0.4
290,000	@	Formfactor, Inc.	1,571,800	0.3
326,125	@	Integrated Device Technology, Inc.	3,235,160	0.6
86,900		j2 Global, Inc.	4,168,593	0.8
47,700	@, L	Liquidity Services, Inc.	1,105,209	0.2
69,941	@, L	Logitech International S.A.	801,524	0.1
78,578	@	Micros Systems, Inc.	4,221,210	0.8
152,900	@	Microsemi Corp.	3,735,347	0.7
133,394		MKS Instruments, Inc.	3,971,139	0.7
39,700		Plantronics, Inc.	1,775,781	0.3
36,441	@	Plexus Corp.	1,471,123	0.3
244,600	@	Polycom, Inc.	2,629,450	0.5
154,450	@	Progress Software Corp.	4,068,213	0.7
154,200	@	PTC, Inc.	5,017,668	0.9
161,600	@	QLIK Technologies, Inc.	4,052,928	0.7
146,400	@	Riverbed Technolgoy, Inc.	2,532,720	0.5
			83,810,254	15.5

		Materials: 4.9%
278,820		Commercial Metals Co.	5,414,684	1.0
136,200		HB Fuller Co.	6,977,526	1.3
72,800		Minerals Technologies, Inc.	4,324,320	0.8
338,239	@, L	Thompson Creek Metals Co., Inc.	950,452	0.2
95,668		Worthington Industries	4,011,359	0.7
251,600		Zep, Inc.	4,845,816	0.9
			26,524,157	4.9

		Utilities: 2.5%
80,960		Cleco Corp.	3,700,681	0.7
113,100		El Paso Electric Co.	4,074,993	0.7
68,360		Idacorp, Inc.	3,532,845	0.6
82,600		Portland General Electric Co.	2,462,306	0.5
			13,770,825	2.5

		Total Common Stock (Cost $414,918,569)	517,793,449	95.7

EXCHANGE-TRADED FUNDS: 1.6%
75,400		iShares Russell 2000 Index Fund	8,558,654	1.6

		Total Exchange-Traded Funds (Cost $6,533,627)	8,558,654	1.6

		Total Long-Term Investments (Cost $421,452,196)	526,352,103	97.3

See Accompanying Notes to Financial Statements

11

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2013 (UNAUDITED) (CONTINUED)

ING SMALL COMPANY FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 6.2%
	Securities Lending Collateralcc(1): 3.6%
4,661,785	Citigroup, Inc., Repurchase Agreement dated 11/29/13, 0.09%, due 12/02/13 (Repurchase Amount $4,661,819, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.500%–8.000%, Market Value plus accrued interest $4,755,022, due 11/01/14–07/15/53)	$4,661,785	0.9
4,661,785	Daiwa Capital Markets, Repurchase Agreement dated 11/29/13, 0.11%, due 12/02/13 (Repurchase Amount $4,661,827, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $4,755,031, due 05/25/17–03/01/48)	4,661,785	0.8
4,661,785	Deutsche Bank AG, Repurchase Agreement dated 11/29/13, 0.09%, due 12/02/13 (Repurchase Amount $4,661,819, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–8.500%, Market Value plus accrued interest $4,755,021, due 04/24/14–11/20/43)	4,661,785	0.8
981,342	JPMorgan Chase & Co., Repurchase Agreement dated 11/29/13, 0.07%, due 12/02/13 (Repurchase Amount $981,348, collateralized by various U.S. Government Securities, 0.625%–3.625%, Market Value plus accrued interest $1,000,972, due 01/15/25–02/15/43)	981,342	0.2
4,661,785	Royal Bank of Canada, Repurchase Agreement dated 11/29/13, 0.08%, due 12/02/13 (Repurchase Amount $4,661,816, collateralized by various U.S. Government Agency Obligations, 0.000%–5.500%, Market Value plus accrued interest $4,755,023, due 01/31/14–10/01/43)	4,661,785	0.9
		19,628,482	3.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.6%
13,825,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%†† (Cost $13,825,000)	13,825,000	2.6

	Total Short-Term Investments (Cost $33,453,482)	33,453,482	6.2

	Total Investments in Securities (Cost $454,905,678)	$559,805,585	103.5
	Liabilities in Excess of Other Assets	(18,894,382)	(3.5)
	Net Assets	$540,911,203	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of November 30, 2013.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2013.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $454,935,109.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$121,470,779
Gross Unrealized Depreciation	(16,600,303)
Net Unrealized Appreciation	$104,870,476

See Accompanying Notes to Financial Statements

12

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not required for Semi-annual filing.

Item 8. Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee (“Committee”) for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board. The Committee currently consists of four Trustees of the Board, none of whom are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. The Committee has adopted a written charter that sets forth the policies and procedures of the Committee. The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

Item 10. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: February 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: February 5, 2014

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: February 5, 2014